Edison CW #:2264109 SCE-EPCM SCE – [Ameresco Inc.] - i - Doc. Ver. 07/15/2021 Confidential CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS (I) NOT MATERIAL, AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMISSIONS ARE MARKED [*****]. Exhibit 10.10

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - ii - Doc. Ver. 07/15/2021 Confidential _________________________________________________________________________ TURNKEY ENGINEERING, PROCUREMENT, CONSTRUCTION AND MAINTENANCE AGREEMENT BETWEEN SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation AND AMERESCO, INC. a Delaware Corporation Dated as of October 20, 2021 _________________________________________________________________________

TABLE OF CONTENTS

		Page
ARTICLE I. GENERAL MATTERS		1
1.1	Defined Terms.	1
1.2	Interpretation.	12
1.3	Exhibits.	13
1.4	Order of Precedence.	14
ARTICLE II. RETENTION OF CONTRACTOR		15
2.1	Retention of Contractor.	15
2.2	Status of Contractor; No Partnership.	15
2.3	Subcontractors and Vendors.	15
ARTICLE III. CERTAIN OBLIGATIONS AND RESPONSIBILITIES OF CONTRACTOR		17
3.1	Statement of Work; Applicable Standards.	17
3.2	Control and Method of the Work.	18
3.3	Compliance with Law.	18
3.4	Business Continuity and Disaster Recovery.	18
3.5	Certain Matters Pertaining to Job Site.	19
3.6	Environmental, Health and Safety Requirements.	19
3.7	Safety notifications.	20
3.8	Subcontracting with Diverse Business Enterprises.	21
3.9	Background Checks.	21
3.10	Job Site Access Requirements.	22
3.11	Removal of Personnel and Return of Badges and Equipment.	23
3.12	Company Access to Job Site.	23
3.13	Inspection and Testing of Work in Progress.	23
3.14	No Waiver of Responsibility.	24
3.15	Defective Work.	24
3.16	Clean-Up.	25
3.17	Obtaining, Maintaining and Identifying Permits.	25
3.18	Labor.	26
3.19	Cooperation with Other Contractors/Community.	27
3.20	Protection and Safety.	27
3.21	Environmental Matters.	28
3.22	Fire Prevention.	29
3.23	Reports, Plans and Manuals.	30
3.24	Drawings, Engineering Data and Other Materials.	30
3.25	Operating and Maintenance Manuals.	31
3.26	Accounting Information.	31
3.27	Contractor Taxes.	31
3.28	Claims and Liens for Labor and Materials.	32
3.29	Spare Parts Availability.	32
3.30	Contractor's Obligation to Notify.	32
3.31	Intellectual Property Rights.	33
3.32	Emergencies.	34

Edison Agreement No. CW2264109
SCE – Ameresco Inc.
Confidential

- iii -

SCE-EPCM
Doc. Ver. 07/15/2021

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - iv - Doc. Ver. 07/15/2021 Confidential ARTICLE IV. CERTAIN OBLIGATIONS OF COMPANY .......................................................35 4.1 The Property Site. .......................................................................................... 35 4.2 Permits. .......................................................................................................... 35 4.3 Access to Property Site. ................................................................................. 35 4.4 Rights of Way. ............................................................................................... 35 4.5 Company Taxes. ............................................................................................ 35 4.6 Company’s Cooperation. ............................................................................... 36 ARTICLE V. PROJECT SCHEDULE ..........................................................................................36 5.1 Commencement of Work. ............................................................................. 36 5.2 Notices to Proceed. ........................................................................................ 36 5.3 Project Schedule. ........................................................................................... 37 5.4 Liquidated Damages. ..................................................................................... 37 ARTICLE VI. CHANGE ORDERS ..............................................................................................37 6.1 Change Order at Company’s Request. .......................................................... 37 6.2 Change Orders Requested by Contractor. ..................................................... 38 6.3 Changes to Contract Price; Disputes. ............................................................ 38 6.4 Information Requests. ................................................................................... 39 6.5 Minor Changes. ............................................................................................. 39 6.6 Cyber Requirements Changes. ...................................................................... 39 ARTICLE VII. CONTRACT PRICE; PAYMENTS TO CONTRACTOR ..................................39 7.1 Contract Price. ............................................................................................... 39 7.2 Requests for Payment. ................................................................................... 40 7.3 Service Package Extension Fee. .................................................................... 40 7.4 General Provisions For Payments. ................................................................ 41 7.5 Liens. ............................................................................................................. 41 ARTICLE VIII. TITLE, RISK OF LOSS AND POSSESSION ...................................................42 8.1 Clear Title. ..................................................................................................... 42 8.2 Risk of Loss. .................................................................................................. 42 ARTICLE IX. INSURANCE.........................................................................................................43 9.1 Contractor Insurance Policies. ....................................................................... 43 9.2 Form of Contractor Insurance Policies. ......................................................... 46 9.3 Qualified Insurers. ......................................................................................... 47 9.4 Certificates of Insurance. ............................................................................... 47 9.5 Inspection of Contractor’s Insurance Policies. .............................................. 47 9.6 Subcontractors’ Insurance. ............................................................................ 48 9.7 Remedy on Failure to Insure; Insurance Indemnification. ............................ 48 9.8 Management of Insurance Policies. ............................................................... 48 9.9 Company Insurance Policies. ........................................................................ 49 9.10 Contractor’s Assistance. ................................................................................ 49 9.11 Repair or Replacement Cost Responsibility of Contractor. .......................... 50 9.12 Responsibility for Safe Delivery of Materials of Contractor. ....................... 50 9.13 No Limitation on Liability. ........................................................................... 50 9.14 Cancellation of Contractor Insurance Policies. ............................................. 50 ARTICLE X. TESTS, SUBSTANTIAL COMPLETION AND FINAL ACCEPTANCE ...........50

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - v - Doc. Ver. 07/15/2021 Confidential 10.1 General. ......................................................................................................... 50 10.2 Performance Tests. ........................................................................................ 51 10.3 Punch List. ..................................................................................................... 51 10.4 Substantial Completion. ................................................................................ 52 10.5 Final Acceptance of the ESS. ........................................................................ 52 10.6 Changes in Guaranteed Dates. ....................................................................... 53 ARTICLE XI. CONTRACTOR GUARANTEES AND LIQUIDATED DAMAGES .................53 11.1 Completion Guarantee. .................................................................................. 53 11.2 Schedule Liquidated Damages. ..................................................................... 53 11.3 Performance Guarantees. ............................................................................... 54 11.4 Payment of Liquidated Damages. ................................................................. 54 11.5 Absolute Obligations. .................................................................................... 55 11.6 Letter of Credit or Payment and Performance Bonds. .................................. 55 ARTICLE XII. CONTRACTOR’S WARRANTIES ....................................................................58 12.1 Warranties. .................................................................................................... 58 12.2 Service Package Extension Elections ............................................................ 58 12.3 Repair of Nonconforming Work. .................................................................. 59 12.4 Proprietary Rights. ......................................................................................... 59 12.5 Repairs and Testing by Company. ................................................................ 60 12.6 Vendors and Subcontractors. ......................................................................... 60 12.7 Assignment of Warranties. ............................................................................ 61 12.8 Survival of Warranties. .................................................................................. 61 ARTICLE XIII. REPRESENTATIONS ........................................................................................61 13.1 Representations and Warranties. ................................................................... 61 13.2 Survival of Representations and Warranties. ................................................ 63 ARTICLE XIV. FORCE MAJEURE AND OWNER CAUSED DELAY ...................................64 14.1 Definition of Force Majeure Event. .............................................................. 64 14.2 Notice of Force Majeure Event. .................................................................... 64 14.3 Delay and Adjustment to Guaranteed Completion Date Due to Force Majeure Event. 64 14.4 Removal of Force Majeure. ........................................................................... 65 14.5 Notice of Company Caused Delay. ............................................................... 65 14.6 Delay and Adjustment to Contract Price Due to Company Caused Delay. .. 65 14.7 Performance Not Excused. ............................................................................ 66 ARTICLE XV. TERMINATION ..................................................................................................66 15.1 Contractor Events of Default. ........................................................................ 66 15.2 Termination by Company Due to Contractor Default; Other Remedies. ...... 68 15.3 Termination by Company for Convenience. ................................................. 69 15.4 Suspension by Company for Convenience. ................................................... 69 15.5 Termination Due to Force Majeure Event. .................................................... 71 15.6 Company Events of Default. ......................................................................... 71 15.7 Termination by Contractor Due to Company Default. .................................. 71 15.8 Continuing Obligations and Remedies During Event of Default. ................. 71 15.9 Obligations Upon Termination. ..................................................................... 72

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - vi - Doc. Ver. 07/15/2021 Confidential 15.10 Termination and Survival of Terms. ............................................................. 72 15.11 Cure Period not Required. ............................................................................. 72 15.12 RETRIEVAL OF COMPANY DATA. ......................................................... 73 ARTICLE XVI. INDEMNIFICATION.........................................................................................73 16.1 Contractor Indemnification. .......................................................................... 73 16.2 Company Indemnification. ............................................................................ 75 16.3 Conditions of Indemnification. ...................................................................... 75 16.4 Contributory Negligence. .............................................................................. 76 16.5 Remedies Not Exclusive. .............................................................................. 76 16.6 Survival of Indemnification. .......................................................................... 76 ARTICLE XVII. DISPUTE RESOLUTION .................................................................................76 17.1 Negotiations. .................................................................................................. 76 17.2 Arbitration of Dispute. .................................................................................. 77 17.3 Litigation. ...................................................................................................... 78 17.4 Continuing Obligations and Rights. .............................................................. 79 17.5 Tolling Statute of Limitations. ...................................................................... 79 17.6 Costs. .............................................................. Error! Bookmark not defined. 17.7 Sole and Exclusive Procedures. ..................................................................... 79 17.8 Cyber REQUIREMENTS Breach. ................................................................ 79 ARTICLE XVIII. MISCELLANEOUS.........................................................................................79 18.1 Assignment. ................................................................................................... 79 18.2 Good Faith Dealings. ..................................................................................... 80 18.3 Confidentiality. .............................................................................................. 80 18.4 Notice. ........................................................................................................... 82 18.5 Waiver. .......................................................................................................... 83 18.6 Severability. ................................................................................................... 83 18.7 Governing Law. ............................................................................................. 83 18.8 Entire Agreement; Amendments. .................................................................. 83 18.9 Expenses and Further Assurances. ................................................................ 83 18.10 No Third-Party Beneficiary. .......................................................................... 83 18.11 Offset. ............................................................................................................ 84 18.12 Counterparts. ................................................................................................. 84 18.13 Waiver for Consequential Damages. ............................................................. 84 18.14 Limits of Liability. ........................................................................................ 84 18.15 Audit and Records Retention. ....................................................................... 84 18.16 Successors and Assigns. ................................................................................ 85 18.17 Financial Assurances. .................................................................................... 85 18.18 Public Disclosures. ........................................................................................ 86 18.19 Service Marks. ............................................................................................... 86 18.20 Survivability. ................................................................................................. 86

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 1 - Doc. Ver. 07/15/2021 Confidential TURNKEY ENGINEERING, PROCUREMENT, CONSTRUCTION AND MAINTENANCE AGREEMENT THIS TURNKEY ENGINEERING, PROCUREMENT, CONSTRUCTION AND MAINTENANCE AGREEMENT (this “Agreement”), dated as of the date set forth on the cover page hereof (“Effective Date”), is by and between Southern California Edison Company, a California corporation (hereinafter called “Company”) and Ameresco Inc., a Delaware corporation (hereinafter called “Contractor”). WITNESSETH: WHEREAS, Company wishes to construct, own and operate a utility scale battery energy storage system, to be built on the Property Site (as hereinafter defined) located in the Job Sites identified in the Statement of Work; WHEREAS, Contractor has represented that it is experienced and qualified in providing technical assistance, licensing, engineering, procurement, supply, assembly, management, construction, installation, commissioning, start-up, testing, and operations and maintenance services, and that it possesses the requisite expertise and resources to complete the Work (as hereinafter defined); WHEREAS, Contractor has agreed to provide, through itself or through Subcontractors and Vendors (as such terms are hereinafter defined), such Work on a “turn-key” basis for the Contract Price (as hereinafter defined); and WHEREAS, Contractor has agreed to guarantee the timely and proper completion of the Work in strict accordance with the terms and conditions hereinafter set forth. NOW, THEREFORE, in consideration of the foregoing premises, the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company and Contractor hereby agree as follows: ARTICLE I. GENERAL MATTERS 1.1 DEFINED TERMS. As used in this Agreement, including the exhibits and other attachments hereto, each of the following terms shall have the meaning assigned to such term as set forth below: “Affiliate” means, in relation to any Person, any other Person: (i) which directly or indirectly controls, or is controlled by, or is under common control with, such Person; or (ii) which directly or indirectly beneficially owns or holds fifty percent (50%) or more of any class of voting stock or other equity interests of such Person; or (iii) which has fifty percent (50%) or more of any class of voting stock or other equity interests that is directly or indirectly beneficially owned or held by such Person, or (iv) who either holds a general partnership interest in such Person or such Person holds a general partnership interest in the other Person. For purposes of this definition, the word “controls” means possession, directly or indirectly of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities or otherwise. “After-Tax Basis” means, with respect to any indemnity payment to be received by any Person, the amount of such payment (the base payment) supplemented by a further payment (the additional payment) to that Person so that the sum of the base payment plus the additional payment shall, after

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 2 - Doc. Ver. 07/15/2021 Confidential deduction of the amount of all Federal, state, and local income Taxes required to be paid by such Person in respect of the receipt or accrual of the base payment and the additional payment (taking into account any reduction in such income Taxes resulting from Tax benefits realized by the recipient as a result of the payment or the event giving rise to the payment), be equal to the amount required to be received. Such calculations shall be made on the basis of the highest generally applicable Federal, state, and local income tax rates applicable to the Person for whom the calculation is being made for all relevant periods, and shall take into account the deductibility of state and local income taxes for Federal income tax purposes. The foregoing calculations shall be made by the recipient Person’s third-party tax advisors. “Agreement” has the meaning set forth in the first paragraph hereof, as same may be amended, supplemented or modified from time to time in accordance with the terms hereof. “Applicable Laws” means any act, statute, law, regulation, permit, license, ordinance, rule, judgment, order, decree, directive, guideline or policy (to the extent mandatory) or any similar form of decision or determination by, or any interpretation or administration of, any of the foregoing by any Government Authority with jurisdiction over the ESS, the Job Site, the performance of the Work or other services to be performed under the Contract Documents. “Applicable Permits” means any and all permits, clearances, licenses, authorizations, consents, filings, exemptions or approvals from or required by any Government Authority that are necessary for the performance of the Work, including the clearances, licenses, authorizations, consents, filings, exemptions and approvals listed on Exhibit G and Exhibit H. “Authorized Recipients” has the meaning set forth in Section 18.3(a). “BES Cyber System” means [*****] “BES Cyber System Information” means [*****] “Bulk Electric System” or “BES” means [*****] “Builder’s Risk Policy” has the meaning set forth in Section 9.1(i). “Business Continuity Plans” for the Work include (1) written disaster recovery plans for critical technology and infrastructure, including communications networks or manufacturing capability or capacity; (2) proper risk controls to enable continued performance under the Agreement in the event of a Disaster, and (3) demonstrated capability to provide uninterrupted Work during the Disaster within the recovery time objectives specified by the Company. “Business Day” means any day other than a Saturday, Sunday or a legal holiday in the State of California where the Work is performed. “CPUC” means the California Public Utilities Commission, or its regulatory successor, as applicable. “Change In Law” means, with respect to any portion of the Work performed in the State of California, the enactment, adoption, promulgation, modification, repeal, decision, determination, interpretation or administration after the date of this Agreement of any Applicable Law of any Government Authority of the State of California or the modification after the date of this Agreement of any Company Permit issued or promulgated by any Government Authority of the State of California that establishes requirements that materially and adversely affect Contractor’s costs or schedule for performing the Work;

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 3 - Doc. Ver. 07/15/2021 Confidential provided, however, that a change in any state or local Tax law or any other law imposing a Tax, tariff, duty, levy, impost, fee, royalty, or charge for which Contractor is responsible hereunder shall not be a Change In Law pursuant to this Agreement. “Change Order” has the meaning set forth in Section 6.1(a). “Changes” has the meaning set forth in Section 6.1(a). “Company” means Southern California Edison Company, a California corporation (as referenced in the opening paragraph hereof) and includes its legal successors and those assignees as may be designated by Company, in writing, pursuant to the terms of this Agreement. “Company Caused Delay” means a material delay in Contractor’s performance of the Work, which is actually and demonstrably caused directly and solely by Company’s failure to perform any covenant of Company hereunder (other than by exercise of rights under this Agreement, including the exercise by Company of the right to have defective or nonconforming Work corrected or re-executed). Contractor expressly acknowledges and agrees that any delay that is due in part to Contractor’s action or inaction is not a Company Caused Delay. “Company’s Computing Systems” means Company’s and its Affiliates’ respective Information Systems, computers, servers, applications, files, electronic mail, electronic equipment, wireless devices, databases, data storage and other data resources, and Company-sponsored connections to the internet communications network. Company’s Computing Systems is referred to as “Edison’s Computing Systems” in the Cyber Requirements. “Company Data” means any non-public information whether or not designated by Company or its representatives as Confidential Information at the time it is provided or made available to Contractor, and all information Contractor derives from such information. Company Data is referred to as “Edison Data” in the Cyber Requirements. “Company Event of Default” has the meaning set forth in Section 15.6. “Company Permits” means the Applicable Permits listed on Exhibit H. “Company Personal Information” or “EPI” means any information in the possession or under the control of Company or any of its Affiliates, or that is furnished or made available by Company or any of its Affiliates to Contractor, that identifies, an individual, or that relates to, describes, or is capable of being associated with, an identifiable individual (whether Company employee, customer, or otherwise), including his or her name, signature, social security number, physical characteristics or description, address, telephone number, passport number, driver’s license or state identification card number, insurance policy number, medical information or health insurance information, education, employment, employment history, bank account number, credit card number, debit card number, or any other financial information, combination of online account user name/ID and password and/or security question together with the answer, or information regarding the individual’s electric energy usage or electric service, including service account number, electricity demand (in kilowatts), monthly billed revenue, credit history, rate schedule(s), meter data, or number or type of meters at a premise. Company Personal Information is referred to as “Edison Personal Information or ‘EPI” in the Cyber Requirements. Company Personal Information includes “personal information” as defined in The California Consumer Privacy Act, California Civil Code Section 1798.100 – 1798.199.

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 4 - Doc. Ver. 07/15/2021 Confidential “Company Representative” means the Company employee designated to direct, coordinate, expedite, inspect, and approve the Project. “Company Taxes” has the meaning set forth in Section 4.5. “Computing System” means Company’s computers, servers, applications, files, electronic mail, electronic equipment, wireless devices, databases, data storage and other data resources, and Company- sponsored connections to the internet communications network. “Confidential Information” has the meaning set forth in Section 18.3(a). “Contract Documents” means the Purchase Order, this Agreement and all exhibits incorporated into this Agreement (as set forth in Section 1.3), as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof. “Contract Price” means the “Contract Price” set forth in the Purchase Order, which shall equal the sum of the EPC Price and the Service Package Extension Fees including all Taxes, and which sum shall only be subject to adjustment in accordance with the Contract Documents. “Contractor” means Ameresco Inc., a Delaware corporation (as referenced in the opening paragraph hereof), and includes its legal successors and permitted assignees as may be accepted by Company, in writing, pursuant to the terms of the Contract Documents. “Contractor Equipment” means all of the equipment, materials, apparatus, structures, tools, supplies and other goods provided and used by Contractor and its Subcontractors and Vendors, whether owned, leased, rented or hired, for performance of the Work but which is not intended to be incorporated into the ESS. “Contractor Event of Default” has the meaning set forth in Section 15.1. “Contractor Insurance Policies” has the meaning set forth in Section 9.1. “Contractor Permits” means all Applicable Permits, except those Applicable Permits specifically listed on Exhibit G. “Contractor Project Engineering Manager” means the person designated by Contractor as having the responsibility, authority and supervisory power of Contractor for the engineering and design of the ESS. “Contractor Project Manager” means the person designated by Contractor as having the centralized responsibility, authority and supervisory power of Contractor for design, procurement, construction, installation, testing and start-up of the ESS, as well as all matters relating to the administration of the provisions of the Contract Documents. “Contractor Records” has the meaning set forth in Section 18.15(a). “Contractor Site Manager” means an employee of Contractor, working under the supervision of the Contractor Project Manager, located at the Job Site on a daily basis. “Contractor Taxes” has the meaning set forth in Section 3.27(a). “Contractor’s Representative” has the meaning given in Section 3.18(e).

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 5 - Doc. Ver. 07/15/2021 Confidential “Corporate Communications Department” means the company group responsible for control of the use of Company’s name and intellectual property, and for receiving asbestos notifications, whose specific title may be updated from time to time. Any questions about the identity of this group should be addressed to the Company Representative or Procurement Agent. “Corporate Security Department” means the Company group responsible for physical security whose specific title may be updated from time to time. Any questions about the identity of this group should be addressed to the Company Representative or Procurement Agent. “Credit Rating” means with respect to any entity, the rating then assigned to such entity’s unsecured, senior long-term debt obligations (not supported by third-party credit enhancements) or if such entity does not have a rating for its senior unsecured long-term debt, then the rating then assigned to such entity as an issuer rating by the Ratings Agencies. “Critical Energy Infrastructure Information” or “CEII” includes specific engineering, vulnerability, or detailed design information about proposed or existing critical infrastructure (physical or virtual) that: (1) relates details about the production, generation, transmission, or distribution of energy; (2) could be useful to a person planning an attack on critical infrastructure; and (3) gives strategic information beyond the location of the critical infrastructure. “Critical Milestones” means the Milestones set forth in Exhibit A. “Critical Path” means a determination of the Project Schedule specifically illustrating those unique activities and durations that must be completed in sequence to complete the Work, which sequence shall be determined using critical path method precedence networking techniques applied by Contractor and approved by Company. “Cyber Incident” means [*****] “Cyber Requirements” Cyber Requirements means Exhibit O - Information, Security, Cybersecurity, and Privacy Requirements for Suppliers. “Damages” has the meaning set forth in Section 16.1. “Day” or “day” means a period of twenty-four (24) consecutive hours from 12:00 midnight (Pacific Time), and shall include Saturdays, Sundays and all holidays except that in the event a time period set forth in the Contract Documents expires on a Day that is not a Business Day, such period shall be deemed to expire on the next Business Day thereafter. “DBE” means Diverse Business Enterprise, as defined by the CPUC. “Defect” means, any designs, engineering, software, drawings, components, tools, Equipment, installation, construction, workmanship or Work that [*****]. Anything to the contrary notwithstanding, the Parties agree that Work shall be considered to be defective if it does not conform to the usual and customary standards expected of experienced engineering, procurement, construction, installation and maintenance professionals in the electrical grid-connected battery energy storage industry. “Deliverables” means the Equipment, Drawings and other materials, software, documentation, and any other works delivered by Contractor to Company under the Agreement. “Dispute” has the meaning set forth in Section 17.1.

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 6 - Doc. Ver. 07/15/2021 Confidential “Disaster” means an unanticipated incident or event, technological accidents, public health emergencies, or human-caused events, that may cause the Work, critical application, manufacturing capability or capacity, or communications network to be unavailable without any reasonable prediction for resumption, or that causes data loss, property damage or other business interruption without any reasonable prediction for recovery. “Dollars” or “USD” means lawful currency of the United States of America. “Drawings” means (i) all specifications, calculations, designs, plans, drawings, engineering and analyses, and other documents which determine, establish, define or otherwise describe the scope, quantity, and relationship of the components of the ESS, including the structure and foundation thereof, and (ii) all technical drawings, operating drawings, specifications, shop drawings, diagrams, illustrations, schedules and performance charts, calculations, samples, patterns, models, operation and maintenance manuals, piping and instrumentation diagrams, underground structure drawings, conduit and grounding drawings, lighting drawings, conduit and cable drawings, electric one-line’s, electric schematics, connection diagrams and technical information of a like nature, prepared or modified by Contractor or any of its Subcontractors or Vendors, all of which are required to be delivered by Contractor, or any Subcontractor or Vendor, from time to time under the Contract Documents to Company which illustrates any of the Equipment or any other portion of the Work, either in components or as completed. “Energy Capacity Guarantee Service Package Period Letter of Credit or Payment and Performance Bonds” means the Letter of Credit or Payment and Performance Bonds provided by Contractor during the Standard Service Package and Fixed Energy Capacity Guarantee Service Package Period. “EPC Price” means the maximum sum payable by Company as stated in Section 7.1 for all labor, all materials, all equipment, and the Warranty, which sum shall be due in accordance with the terms of the Contract Documents as consideration for the timely performance of the Statement of Work to be performed by or through Contractor on a “turn-key” basis in order to complete the Project (excluding the Service Package Extension Fees), all in strict accordance with the terms of the Contract Documents, which maximum sum is guaranteed by Contractor not to exceed the amount set forth in Section 7.1, which sum shall only be subject to adjustment in accordance with the Contract Documents. “ESS” means the electric energy storage system, including Software, to be located on the Property Site as more particularly described in the Statement of Work. “Equipment” means all of the equipment, materials, apparatus, structures, tools, supplies, goods and other items provided by Contractor and its Subcontractors and Vendors (or by Company pursuant to Section 3.1) that are installed or incorporated into the ESS or otherwise form or are intended to form part of the Work or the ESS (other than Contractor Equipment). “Equipment Tests” means the tests further described in Exhibit A. “Exempt Equipment” has the meaning set forth in Section 3.27(b). “Facilities” means the energy storage system, including Software and balance of plant, to be located on the Property Site as more particularly described in the Statement of Work. “Final Acceptance” shall mean that all of the following have occurred: [*****]; and (xiii) Company has approved of and signed the Final Acceptance Certificate pursuant to Section 10.5.

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 7 - Doc. Ver. 07/15/2021 Confidential “Final Acceptance Certificate” means the certificate issued by Company indicating that Final Acceptance has been achieved by Contractor. “Final Acceptance Date” means the date of achievement of Final Acceptance as indicated in the Final Acceptance Certificate pursuant to Section 10.5. “Final Plans” means final Drawings and final specifications, as revised to reflect the changes during construction, and shall include, as relevant, as-built drawings, piping and instrumentation diagrams, underground structure drawings, electric one-lines, electric schematics and connection diagrams. “Fitch” means Fitch Ratings Ltd. or its successor. “Fixed Energy Capacity Guarantee Service Package” means a Service Package for Warranty, Maintenance and a Performance Guarantee with fixed energy capacity, as set forth in the Purchase Order. “Fixed Energy Capacity Guarantee Service Package Period” means the period of time during which a Fixed Energy Capacity Guarantee Service Package is in effect. “Force Majeure Event” has the meaning set forth in Section 14.1. “Government Authority” means any and all foreign, national, federal, state, county, city, municipal, local or regional authorities, departments, bodies, commissions, corporations, branches, directorates, agencies, ministries, courts, tribunals, judicial authorities, legislative bodies, administrative bodies, regulatory bodies, autonomous or quasi-autonomous entities or taxing authorities or any department, municipality or other political subdivision thereof. “Guaranteed Completion Date” means the date specified in the Statement of Work, which Contractor guarantees that the Project shall achieve Substantial Completion, as such date may be extended in accordance with the terms hereof. “Hazardous Material” means any hazardous or toxic chemicals, hazardous materials, hazardous waste, hazardous constituents, hazardous or toxic or radioactive substances or petroleum products (including crude oil or any fraction thereof), defined or regulated as such under any Applicable Laws. “Indemnified Person” has the meaning set forth in Section 16.3(a). “Indemnifying Party” has the meaning set forth in Section 16.3(a). “Information Systems” means any information system(s) including internet services, computer systems, hardware, software, peripherals, data networks, broadband or telecommunications systems, servers, wireless communication systems, high-speed connectivity, cabling and other information or communication systems, regardless of the method of access to any of the foregoing, which may include but not be limited to via APIs, integration scripts, passwords, tokens or keys. “Initial Site Mobilization” means the first instance when any of Contractor or its Subcontractors’ or Vendors’ Labor or other representatives is present on any of the Property Site after Company has issued a Limited Notice to Proceed or the Notice to Proceed. “Intellectual Property Rights” has the meaning set forth in Section 3.32(a).

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 8 - Doc. Ver. 07/15/2021 Confidential “Job Site” means the Property Site and any other areas where Contractor may temporarily obtain care, custody and control, use, easement or license for purposes directly, indirectly or incidentally related to performance of, or as an accommodation to, the Work. “Labor” means the workforce of the relevant Person, including its staff and employee and non- employee and skilled and unskilled workers. “Letter of Credit” has the meaning set forth in Section 11.6 “Lien” means any lien, security interest, mortgage, hypothecation, encumbrance or other restriction on title or property interest, including any mechanics lien, supplier lien or stop payment notice. “Limited Notice to Proceed” means each notice given by Company to Contractor directing Contractor to commence a limited portion of the Work under Section 5.2. “Limited Notice to Proceed Date” has the meaning set forth in Section 5.2(a). “Liquidated Damages” has the meaning set forth in Section 11.4(a). “Maintenance” has the meaning set forth in Exhibit P. “Maintenance Only Service Package” means a Service Package for Maintenance only, as elected by Company pursuant to Section 12.2. “Major Equipment” means either (a) any item or component of the Project, the proper or efficient function of which affects the ESS’s performance or reliability, or (b) without duplication, the long lead- time items of Equipment and critical items of Equipment listed on Exhibit I, which must be procured by, or through, Contractor at a certain stage of the Work in order to ensure the timely completion of the Project. “Major Manufacturers” means the manufacturers of the Major Equipment. “Milestone Payment” has the meaning set forth in Section 7.1. “Milestones” means the activities, events and targets, or combination thereof, set forth in Exhibit A. “Moody’s” means Moody’s Investor Services, Inc. or its successor. “NERC CIP Project” means Work to be performed by Contractor that (1) requires Company to comply with cybersecurity regulations imposed by the North American Reliability Corporation or by the Federal Energy Regulatory Commission, and (2) is identified by Company as such in the Contract Documents. “Notice to Proceed” means the notice given from Company to Contractor directing Contractor to commence performance of the Work as set forth in Section 5.2(b). “Notice to Proceed Date” has the meaning set forth in Section 5.2(b). “Operating Spare Parts” are each manufacturer’s recommended spare parts list for the Equipment as described in Section 3.29(a).

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 9 - Doc. Ver. 07/15/2021 Confidential “Operating Year” means each twelve (12) month period commencing (i) in the case of the first Operating Year, on the Substantial Completion Date and (ii) thereafter, at 00:00 on the day following the completion of the immediately preceding Operating Year. “Parties” means collectively, Company and Contractor. “Party” means individually, Company or Contractor. “Payment and Performance Bonds” has meaning set forth in Section 11.6. “Performance Guarantee” has the meaning set forth in Section 11.3(a). “Performance Liquidated Damages” has the meaning set forth in Section 11.3(b). “Performance Liquidated Damages Limitation” has the meaning set forth in Section 11.4(c). “Performance Requirements” means the performance requirements set forth in Exhibit D that the ESS must meet in order to achieve Substantial Completion. “Performance Tests” means actions taken as described in Article X and Exhibit D to verify the performance of the Project, including whether the Performance Requirements have been achieved. “Person” means an individual, partnership, corporation, limited liability company, company, business trust, joint stock company, trust, unincorporated association, joint venture, Government Authority or other entity of whatever nature. “Personnel” means Contractor’s and its Subcontractor’s employees, temporary personnel, day laborers, agents and representatives involved in the performance of Contractor’s obligations under the Agreement. “Pre-Existing Hazardous Material” means Hazardous Material that existed on or in the Property Site prior to Initial Site Mobilization by Contractor. “Procurement Agent” means the procurement agent for Company or its Affiliate, as the case may be, responsible for a Purchase Order. “Prohibited Items” means any pyrotechnics, explosives, firearms, weapons, alcoholic beverages, illegal drugs, or any items associated with those items. “Project” means the ESS and all equipment, services and utilities related thereto which must be completed as part of the Statement of Work, all of which Contractor guarantees shall be designed, constructed, assembled, erected, commissioned, started, tested and otherwise completed by, or through, Contractor in strict accordance with the provisions of the Contract Documents. “Project Schedule” means the schedule for completion of the Work developed and maintained by Contractor, provided to Company, including all scheduled activities and durations required to perform the Work attached hereto as Exhibit A and provided electronically to Company in the format and frequency required in Exhibit A, or any time upon Company’s request. “Property Site” means that certain piece of real property located in such places as may be identified by Company in the Notice to Proceed.

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 10 - Doc. Ver. 07/15/2021 Confidential “Prudent Industry Practices” means the practices generally followed by the United States electric utility industry with respect to design, construction, operation, and maintenance of utility scale, electric battery energy storage system facilities (including the engineering, operating and safety practices generally followed by the electric utility industry). “Punch List” has the meaning set forth in Section 10.4(b). “Purchase Order” means that certain Purchase Order issued by Company and accepted by Contractor, as of the date hereof, as the same may be amended, supplemented or modified from time to time in accordance with the terms thereof. “Qualified Institution” means either (A) a commercial bank or financial institution (that is not an Affiliate of Contractor or Contractor’s Parent Guarantor) organized under the laws of the United States or a political subdivision thereof or (B) a U.S. branch office of a foreign bank, with respect to both entities identified in clause (A) and (B), having (i) (a) Credit Ratings of at least [*****] by S&P, [*****] by Fitch and [*****] by Moody’s, if such entity is rated by the Ratings Agencies; (b) if such entity is rated by only two of the three Ratings Agencies, a Credit Rating from two of the three Ratings Agencies of at least [*****] by S&P, if such entity is rated by S&P, [*****] by Fitch, if such entity is rated by Fitch, and [*****] by Moody’s, if such entity is rated by Moody’s; or (c) a Credit Rating of at least [*****] by S&P or [*****] by Moody’s, or [*****] by Fitch if such entity is rated by only one Ratings Agency, and (ii) having shareholder equity (determined in accordance with generally accepted accounting principles) of at least [*****]. “Qualified Surety” has the meaning set forth in Section 11.6. “Ratings Agency” means any of S&P, Moody’s, and Fitch (collectively the ‘Ratings Agencies’). “Reference Rate” means the lesser of (i) the prime rate of interest for United States of America financial institutions as reported from time to time by The Wall Street Journal (New York Edition) plus [*****] or (ii) the maximum rate permitted by Applicable Law. “Request for Payment” means the written requests from Contractor to Company for payment hereunder. “Schedule Liquidated Damages” has the meaning set forth in Section 11.2(a). “Service Package” means the Standard Service Package, and any Fixed Energy Capacity Guarantee Service Package or Maintenance Only Service Package. “Service Package Extension” means any Fixed Energy Capacity Guarantee Service Package or Maintenance Only Service Package following the Standard Service Package. “Service Package Extension Fee” has the meaning set forth in Section 7.3. “Service Package Extension Period” means the period after the expiration of the Standard Service Package Period during which a Service Package Extension is effective. “Service Package Period” means the Standard Service Package Period and all Service Package Extension Periods.

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 11 - Doc. Ver. 07/15/2021 Confidential “Standard Service Package” means the Warranty, Performance Guarantee and Maintenance that Contractor shall provide during the Standard Service Package Period. “Standard Service Package Period” means the [*****] period following the Substantial Completion Date. “Statement of Work” means the services and work to be provided, or caused to be provided, by or through Contractor under the Contract Documents for the Contract Price, as more particularly described in Exhibit A, as the same may be amended from time to time in accordance with the terms hereof, and which Statement of Work includes all licenses, technical assistance, engineering, assembly, construction management, construction, services, labor, materials, equipment, operations and management that are indicated on, inferable from, or incidental to, the Contract Documents or the Drawings prepared in connection with the Contract Documents or that are likely to be required in accordance with Applicable Law, or that are properly and customarily included within the general scope and magnitude of the work incorporated into similar projects having similar performance requirements, all in order to produce a Project that complies with the requirements of the Contract Documents. “Software” means the object code Versions of any applications, programs, operating system software, computer software languages, utilities, other computer programs and Related Documentation, in whatever form or media, including the tangible media upon which such applications, programs, operating system software, computer software languages, utilities, other computer programs and Related Documentation are recorded or printed, together with all corrections, improvements, updates and releases thereof. “Subcontractor” means any contractor, constructor or material man who performs any portion of the Statement of Work other than Contractor. “Substantial Completion” shall mean that all of the following have occurred for the Project: (i) the Work has been completed in accordance with the Technical Specifications so that the ESS is ready for safe, efficient and reliable operation, including the completion of: (1) the Equipment for the Project has been installed with the required connections and controls; (2) all remaining electrical systems have been checked out and are ready for operation; (3) all electrical continuity and ground fault tests and all mechanical tests and calibrations have been completed; and (4) all instrumentation is operational and has been calibrated in accordance with manufacturers’ standards and guidelines and, where possible, loop checked.; (ii) [*****]; (iii) the ESS is capable of being operated safely, reliably and normally in accordance with the requirements of all Applicable Laws, Applicable Permits and the Contract Documents at all operating conditions and modes specified in the Statement of Work (although minor portions of the Work not essential to its safe, normal and continuous operation may remain to be completed); (iv) the Performance Tests have been satisfactorily completed and the Performance Requirements have been achieved; (v) [*****]. “Substantial Completion Date” means the actual date of achieving Substantial Completion as determined pursuant to Section 10.4(b). “Substantial Subcontractor” means those Subcontractors listed on Exhibit J and any other Subcontractor whose contract or contracts (in the aggregate) with Contractor require payments by Contractor totaling at least [*****]. “Substantial Vendor” means those Vendors listed on Exhibit J and any other Vendor whose contract or purchase orders (in the aggregate) with Contractor require payments by Contractor of at least [*****].

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 12 - Doc. Ver. 07/15/2021 Confidential “Supplier Code of Conduct” has the meaning set forth in Section 3.6. “S&P” means the Standard & Poor’s Rating Group (a division of McGraw-Hill, Inc.) or its successor. “Tax” or “Taxes” shall mean all fees, taxes (including sales taxes, use taxes, stamp taxes, value- added taxes, ad valorem taxes and property taxes (personal and real, tangible and intangible), levies, assessments, withholdings and other charges and impositions of any nature), plus all related interest, penalties, fines and additions to tax, now or hereafter imposed by any federal, state, local or foreign government or other taxing authority (including penalties or other amounts payable pursuant to subtitle B of Title I of ERISA). “Technical Specifications” means the design basis for the ESS, engineering plans and other technical data and documentation, all as specified in Exhibit A. “Termination Payment” has the meaning set forth in Section 15.3(b). “Test Notice” has the meaning set forth in Section 10.1(b). “Tests” means collectively, actions taken to verify the performance of the Project, including achievement of the Performance Requirements. “Vendor” means any supplier, manufacturer or vendor of Equipment to Contractor or any Subcontractor. “Version” means a version of the Software, as signified by the number to the left of the decimal point (i.e., a change in numbers to the left of the decimal point represents a new Version, such as Version 1.0 to Version 2.0). A new Version of the Software shall include cumulative functionality of all prior Versions provided to Company. “Warranty” has the meaning set forth in Article XII. “Warranty Period” means the Standard Service Package Period and continuing through the Fixed Energy Capacity Guarantee Service Package Periods. “Work” has the meaning set forth in Section 3.1(a). Work is also referred to as “Services”. 1.2 INTERPRETATION. Unless the context of the Contract Documents otherwise requires: (a) the headings contained in this Agreement are used solely for convenience and do not constitute a part of this Agreement between the Parties, nor should they be used to aid in any manner to construe or interpret this Agreement; (b) the gender of all words used herein shall include the masculine, feminine and neuter and the number of all words shall include the singular and plural words; (c) the terms “hereof”, “herein” “hereto” and similar words refer to this entire Agreement and not to any particular Article, Section, Exhibit or any other subdivision of this Agreement;

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 13 - Doc. Ver. 07/15/2021 Confidential (d) references to “Article,” “Section” or “Exhibit” are to this Agreement unless specified otherwise; (e) reference to “this Agreement” (including any Exhibit hereto) or any other agreement, Exhibit, permit or document shall be construed as a reference to such agreement or document as the same may be amended, modified, supplemented or restated, and shall include a reference to any document which amends, modifies, supplements or restates, or is entered into, made or given pursuant to or in accordance with its terms; (f) references to any law, statute, rule, regulation, notification or statutory provision (including Applicable Laws, Applicable Permits and the Technical Specifications) shall be construed as a reference to the same as it may have been, or may from time to time be, amended, modified or re-enacted; (g) references to any Person shall be construed as a reference to such Person’s successors and permitted assigns; and (h) references to “includes,” “including” and similar phrases shall mean “including, without limitation.” 1.3 EXHIBITS. The following exhibits are attached to and incorporated into and made a part of this Agreement: (a) Exhibit A – Statement of Work, to include: (1) Project Schedule (2) Milestone Payments Schedule (3) Critical Milestones (4) Requirements (5) Technical Specifications (6) Applicable Documents (b) Exhibit B – Certificate of Substantial Completion (c) Exhibit C – Certificate of Final Acceptance (d) Exhibit D – Performance Requirements (e) Exhibit E – Form of Contractor Certificate for Partial Waiver of Liens (f) Exhibit E-1 – Form of Subcontractor Certificate for Partial Waiver of Liens (g) Exhibit F – Not used (h) Exhibit G – Contractor Permits (i) Exhibit H – Company Permits

(j) Exhibit I – Major Equipment

(k) Exhibit J – Approved Substantial Subcontractors and Substantial Vendors

(l) Exhibit K – Form of Contractor Certificate for Final Waiver of Liens

(m) Exhibit K-1 – Form of Subcontractor Certificate for Final Waiver of Liens

(n) Exhibit L – Form of Letter of Credit

(o) Exhibit L-1 – Schedule to Letter of Credit

(p) Exhibit M – Performance Guarantees and Performance Liquidated Damages

(q) Exhibit N – Construction Maintenance Labor Agreement

(r) Exhibit O – Information, Security, Cybersecurity, and Privacy Requirements for Suppliers

(s) Exhibit P – Maintenance

(t) Exhibit Q – Form of Bonds

(u) Exhibit R – Schedule Liquidated Damages

1.4 <u>ORDER OF PRECEDENCE.</u>

(a) In the event of conflicts among the terms of the Contract Documents, interpretations shall be based upon the following Contract Documents which are set forth in ranked order of precedence:

(1) amendments, addenda or other modifications to the Contract Documents (including Change Orders) duly signed and issued after the signing of this Agreement, with those of a later date having precedence over those of an earlier date;

(2) the Purchase Order;

(3) this Agreement; and

(4) the exhibits to this Agreement.

(b) In the event of conflicts among the Exhibits, interpretations shall be based on the following order of precedence:

(1) <u>Exhibit A</u> – Statement of Work; and

(2) The remaining Exhibits shall apply in alphabetical order.

In the event of a conflict among, or within, any other Contract Document(s) within any one of the levels set forth in the foregoing order of precedence, the more stringent requirements of such Contract Document(s) which are applicable to the obligations of Contractor shall take precedence over the less stringent requirements applicable thereto.

Edison Agreement No. CW2264109
SCE – Ameresco Inc.
Confidential

- 14 -

SCE-EPCM
Doc. Ver. 07/15/2021

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 15 - Doc. Ver. 07/15/2021 Confidential ARTICLE II. RETENTION OF CONTRACTOR 2.1 RETENTION OF CONTRACTOR. Company hereby engages Contractor, and Contractor hereby agrees to be engaged by Company to perform the Work in accordance with the terms and conditions set forth herein. 2.2 STATUS OF CONTRACTOR; NO PARTNERSHIP. Contractor shall be an independent contractor with respect to any and all Work performed and to be performed under the Contract Documents. The Contract Documents shall not be interpreted or construed to create an association, joint venture or partnership relationship among or between the Parties or any similar relationship, obligations or liabilities. Neither Party shall have any right, power or authority to enter into any agreement or undertaking for, act on behalf of, or to act as or be an agent or representative of, or to otherwise bind or obligate the other Party. 2.3 SUBCONTRACTORS AND VENDORS. (a) Subject to the terms hereof, Contractor shall have the right to have any portion of the Work performed by a Subcontractor or Vendor qualified to perform such Work pursuant to written subcontracts or written purchase orders; provided that Contractor shall not be relieved from any liability or obligation under the Contract Documents. Except as otherwise expressly provided in the Contract Documents, Contractor shall be solely responsible for engaging, managing, supervising and paying all such Subcontractors and Vendors. Contractor shall require that all Work performed, and all Equipment provided by Subcontractors and Vendors are received, inspected and otherwise furnished in accordance with the Contract Documents, and Contractor shall be solely liable for all acts, omissions, liabilities and Work (including Defects therein) of such Subcontractors and Vendors. Company shall not have any obligation or liability to any Subcontractor or Vendor. Nothing in any contract, subcontract or purchase order with any Subcontractor or Vendor shall in any way diminish or relieve Contractor from any duties and obligations under the Contract Documents; and each such contract, subcontract and purchase order must provide that the rights thereunder are assignable to Company or its designees at any time without the prior consent of the applicable Subcontractor or Vendor. No Subcontractor or Vendor is intended to be or shall be deemed a third-party beneficiary of the Contract Documents. (b) A list of approved Substantial Subcontractors and Substantial Vendors as of the date hereof, including a brief description of the Work to be performed by such Persons, is attached hereto as Exhibit J. Contractor may retain those Substantial Subcontractors or Substantial Vendors which are set forth on Exhibit J. Company shall have the right to approve, in advance in writing, each additional Substantial Subcontractor and Substantial Vendor in accordance with the terms hereof. Prior to retaining any additional Substantial Subcontractors or Substantial Vendors, Contractor shall notify Company in writing and provide it with such information as necessary to enable Company to evaluate each such proposed Substantial Subcontractor or Substantial Vendor for the portion of the Work proposed to be performed by it. Within [*****] after receipt of such information, Company shall advise Contractor if any proposed Substantial Subcontractor or Substantial Vendor is unacceptable. If Company fails to object to any proposed Substantial Subcontractor or Substantial Vendor within such [*****] period, Contractor may retain such Substantial Subcontractor or Substantial Vendor for the portion of the Work proposed. If Company objects in writing within such [*****] period to such proposed Substantial Subcontractor or Substantial Vendor, Contractor shall not retain such proposed Substantial Subcontractor or Substantial Vendor. Approval of any Substantial Subcontractor or Substantial Vendor under this paragraph shall only be for the portion of the Work so approved. Contractor hereby acknowledges and agrees that the review

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 16 - Doc. Ver. 07/15/2021 Confidential and/or acceptance of any subcontract by Company and the acceptance of the approved Substantial Subcontractors and Substantial Vendors shall not: (i) modify, in any way, the obligations of Contractor pursuant to the Contract Documents; or (ii) be raised as a claim or as a defense or counterclaim to any claim in connection with the Contract Documents. (c) Contractor shall submit to Company a copy of each purchase order or agreement entered into with a Subcontractor or Vendor. Each purchase order or agreement shall show, where applicable, the Vendor’s or Subcontractor’s name, manufacturer’s or service provider’s name, materials type, model number, size, quantity and lists of the Equipment ordered, or description of services, as appropriate, and shall be submitted to Company when issued for purchase. (d) Each subcontract and purchase order shall require such Subcontractor and Vendor to assume toward Contractor those terms and conditions of contracting which Contractor customarily includes in its subcontracts. At a minimum, all subcontracts and purchase orders shall require the Subcontractors and Vendors to comply with Applicable Laws and Applicable Permits, shall provide that Company has the right of inspection as provided hereunder and require such Subcontractors and Vendors to (i) be subject to the labor obligations hereunder as well as the safety and security provisions of the Contract Documents, (ii) provide guarantees and warranties with respect to its portion of the Work and the Equipment, and (iii) provide certificates of insurance as set forth herein. All subcontracts and purchase orders shall preserve and protect the rights of Company, shall not prejudice such rights and shall require each Subcontractor and Vendor to enter into similar agreements with other Subcontractors and Vendors. (e) Unless otherwise agreed in writing by the Parties, all Work performed by a Subcontractor shall be performed pursuant to a written agreement between Contractor and Subcontractor, which agreement shall (i) require the Subcontractors to comply with Applicable Laws and Applicable Permits, provide that Company has the right of inspection as provided hereunder and require such Subcontractors (A) be subject to the labor obligations hereunder as well as the safety and security provisions of this Agreement, (B) provide guarantees, warranties and remedies with respect to the portion of the Work that are at least as favorable to Company as Contractor’s guarantees, warranties and remedies hereunder with respect to such Work, and (C) provide certificates of insurance substantially the same as required herein; (ii) prohibit each Subcontractor from entering into subcontracts regarding its portion of the Work; (iii) provide a limitation of liability of not less than [*****] of the agreement value; (iv) provide a remedy for breach of any warranties at least as favorable to Company as the remedy for breach of Warranty obligations contained herein; and (v) expressly provide that Company may direct Contractor to assign at any time Contractor’s rights and obligations under such agreement to Company or its designees without the prior written consent of the applicable Subcontractor and shall include the following language to make Company an express third-party beneficiary of such agreement: “The parties hereto agree and acknowledge that the services/work/equipment to be provided hereunder by Subcontractor will be incorporated into the energy storage system located at each Site. As such, the parties expressly agree that Company is a third-party beneficiary of the purchase order entitled, in its own name, to enforce the purchase order against Subcontractor without first having to proceed against Contractor.”

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 17 - Doc. Ver. 07/15/2021 Confidential ARTICLE III. CERTAIN OBLIGATIONS AND RESPONSIBILITIES OF CONTRACTOR 3.1 STATEMENT OF WORK; APPLICABLE STANDARDS. (a) Contractor shall (i) provide the services specified in the SOW and perform its other obligations hereunder, including completion of the Work and all Warranty or Maintenance work hereunder, and (ii) manage, supervise, inspect and furnish all Labor, Equipment, Contractor Equipment, products and services for the foregoing, all on a turnkey basis, in accordance with the Contract Documents, including the Project Schedule and Statement of Work, as the same may be modified from time to time in accordance with the terms hereof by a Change Order or other amendment hereto (all of the foregoing being collectively referred to in this Agreement as the “Work”). (b) Contractor shall perform the Work and turn the ESS over to Company in a manner that is (i) sufficient, complete and adequate in all respects necessary for the Project to successfully achieve Substantial Completion by the Guaranteed Completion Date; (ii) in conformance with professional standards and skill, expertise and diligence of design and construction professionals regularly involved in major power projects of similar size and nature to the Project; (iii) in compliance with the terms of the Contract Documents, the Technical Specifications, and all Applicable Laws and Applicable Permits; and (iv) approved as to form, use and content by public and private entities authorized to administer or enforce any building or construction code or standard whose approval of the final design of the ESS, or any portion thereof, is necessary for the construction, operation or [*****] of the ESS. (c) Contractor has included within the Contract Price the cost to complete the entire Statement of Work. Items need not be specifically listed in the Contract Documents or in Exhibit A in order to be deemed to be items within the Statement of Work. It is understood that Contractor is better qualified to list exclusions than Company is to list inclusions. Therefore, any item or service indicated on the Contract Documents, inferable therefrom, incidental thereto or required in accordance with any Applicable Law is to be considered as part of the Statement of Work. In addition, the Statement of Work includes all that should be properly included and all that would be customarily included within the general scope and magnitude of the Work in order to achieve Substantial Completion. As a result, Contractor hereby waives any and all claims for an increase in the Contract Price or an extension of the Guaranteed Completion Date based, in whole or in part, upon an assertion that any certain license, technical assistance, engineering, assembly, construction, service, labor, material, equipment, operation or management is beyond the Statement of Work when such license, technical assistance, engineering, assembly, construction, service, labor, material, equipment, operation or management is indicated in the Contract Documents, the Drawings or other instruments of service prepared in connection with the Contract Documents, inferable therefrom, incidental thereto, required in accordance with any Applicable Law, Applicable Permits or otherwise necessary in order to complete the Project in accordance with and subject to the requirements of the Contract Documents. (d) Contractor acknowledges that this Agreement constitutes an obligation with a maximum Contract Price as specified in Section 7.1 to (i) engineer, design, procure, construct, test, install and start up through Substantial Completion a turnkey Project, complete in every detail, within the time and for the purpose designated herein, (ii) achieve Final Acceptance, (iii) maintain the ESS in accordance with the Maintenance requirements, and (iv) comply with all of the Warranty obligations set forth in this Agreement. References to the obligations of Contractor under this Agreement as being “turnkey” and performing the Work on a “turnkey basis” means that Contractor is obligated to supply all of the Equipment and design services, install all of the Equipment and supply all labor and to supply and perform all of the Work, in each case as may reasonably be required, necessary, incidental, or appropriate (whether or not specifically set forth in this Agreement) to complete the Work such that the Project satisfies the applicable terms,

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 18 - Doc. Ver. 07/15/2021 Confidential conditions, and Contractor’s obligations concerning the Performance Requirements and all other guarantees and requirements set forth in the Contract Documents, all for the Contract Price. 3.2 CONTROL AND METHOD OF THE WORK. Subject to the terms hereof, Contractor shall be solely responsible for performing or causing to be performed the Work in accordance with the terms of the Contract Documents, and for all means, methods, techniques, sequences, procedures, and safety and security programs in connection with such performance. Contractor shall inform Company in advance concerning its plans for carrying out the Work. 3.3 COMPLIANCE WITH LAW. (a) Contractor shall comply, and shall cause all of its Subcontractors, Vendors and Persons that it has a right to direct and who are engaged in the performance of any of the Work to comply with, all Applicable Laws, and Applicable Permits. Contractor shall perform the Work in a manner designed to protect the environment on and off the Job Site and minimize damage or nuisance to Persons and property of the public or others, including damage or nuisance resulting from pollution, noise or other causes arising as a consequence of methods of construction or operation of the ESS. In the event of a conflict between the provisions of any of the Contract Documents and the requirements of any Applicable Laws or Applicable Permits applicable to the obligations of Contractor under the Contract Documents, the requirements of such Applicable Laws or Applicable Permits shall take precedence over such provisions of the Contract Documents. The provisions of this Section 3.3 shall not be construed as to limit Contractor’s obligations and liabilities under Section 3.20. (b) Rehabilitation Act and Vietnam Era Veterans Readjustment Assistance Act. Notwithstanding any provision to the contrary contained elsewhere in a Purchase Order (including this Agreement, terms and conditions, Scope of Work, specification, exhibit, attachment, or other document incorporated by reference) and to the extent the Equipment or Work are related to a government contract or subcontract, Contractor shall abide by the applicable government requirements, including 41 CFR 60- 741.5(a) and 41 CFR 60-300.5(a). 41 CFR 60-741.5(a) prohibits discrimination against qualified individuals on the basis of disability, and requires affirmative action by covered prime contractors and subcontractors to employ and advance in employment qualified individuals with disabilities. 41 CFR 60- 300.5(a) prohibits discrimination against qualified protected veterans, and requires affirmative action by covered prime contractors and subcontractors to employ and advance in employment qualified protected veterans. 3.4 BUSINESS CONTINUITY AND DISASTER RECOVERY. (a) Business Continuity Plans (1) Contractor will, at its sole expense, establish and maintain written Business Continuity Plans for the performance of the Work, which shall include: (1) written disaster recovery plans for critical technology and infrastructure, including communications networks or manufacturing capability or capacity; (2) proper risk controls to enable continued performance under the Agreement in the event of a Disaster, and (3) demonstrated capability to provide uninterrupted Work during the Disaster within the recovery time objectives specified by the Company. (2) The Business Continuity Plans must include information and advance procedures that are developed and maintained in readiness for use in the event of a Disaster. The Business Continuity Plans must focus on the core business processes, manufacturing facilities,

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 19 - Doc. Ver. 07/15/2021 Confidential communications networks, lines of supply, information technology systems, infrastructure, and related personnel that are required for performance of the Work within the specified timeframe. (b) Confirmation of Plans Provided to Company. Within [*****] after the Effective Date, Contractor will deliver to the Procurement Agent a letter confirming that the Business Continuity Plans are sufficient to ensure uninterrupted provision of the Work during the Disaster. (c) Notification of Non-Compliance. If at any time Contractor becomes aware that it is not in compliance with its Business Continuity Plans, Contractor will promptly provide notice to the Company and provide a corrective action plan. Contractor will cure the non-compliance within [*****] after providing notice to the Company, or, if the non-compliance cannot be cured within this period, will immediately commence and continue diligent efforts so that the non-compliance is cured (as determined by the Company in its reasonable discretion) within a commercially reasonable time but not more than [*****]. (d) Testing of Plans. Contractor will: (1) update and test the operability of any applicable Business Continuity Plan at least annually; (2) annually confirm to Company in writing upon Contractor’s completion of each test that the Business Continuity Plan is fully operational, and deliver to the Procurement Agent a copy of its most recent test results; (3) implement each plan upon the occurrence of a Disaster; and (4) at Company’s request, participate in tests of Company’s business continuity planning and disaster recovery plans. (e) Notification of Disaster. Contractor will notify the Company immediately upon the occurrence of any Disaster that affects or could affect Contractor’s performance of the Services or provision of Deliverables, and report to Company as often as requested by Company with respect to the effectiveness of its Business Continuity Plans. In the event of a Disaster, Contractor shall execute the applicable Business Continuity Plans without any additional charge to the Company. 3.5 CERTAIN MATTERS PERTAINING TO JOB SITE. Contractor acknowledges that prior to the execution of this Agreement, Contractor (i) has made a complete and careful examination of the Job Site and the surrounding areas, drawings and specifications; (ii) has made a complete and careful examination to determine the difficulties and hazards incident to the performance of the Work, including (A) the location of the Project, (B) the proximity of the Project to adjacent facilities and structures, (C) the conditions of the roads and waterways in the vicinity of the Job Site, including the conditions affecting shipping and transportation, access, disposal, handling and storage of materials, (D) the nature and character of the soil, terrain, and surface conditions of the Job Site, (E) the labor conditions in the region of the Job Site, (F) Applicable Laws and Applicable Permits, (G) rights of Company regarding the Job Site as set forth herein, (H) the local weather conditions based upon previous weather data, (I) the qualifications of all Subcontractors and Vendors, and (J) all other matters known or which a prudent contractor should know that might affect Contractor’s performance under this Agreement or the design, engineering, procurement, construction, installation, start-up, demonstration and testing of the ESS; and (iii) has determined to Contractor’s satisfaction the nature and extent of such difficulties and hazards. 3.6 ENVIRONMENTAL, HEALTH AND SAFETY REQUIREMENTS. (a) The “Southern California Edison ENVIRONMENTAL, HEALTH & SAFETY HANDBOOK FOR CONTRACTORS” and the “SUPPLIER CODE OF CONDUCT,” which may be updated from time to time, are located on Company’s website at http://www.sce.com/contractorhandbook and https://www.edison.com/content/dam/eix/documents/investors/corporate-governance/supplier-code-

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 20 - Doc. Ver. 07/15/2021 Confidential of-conduct.pdf, respectively, and incorporated herein by reference in their entirety. Contractor shall immediately notify the Company Representative if Contractor is unable to satisfy any of these requirements. With at least [*****] advance notice, Company may terminate this Agreement for cause and without liability or notice to Contractor if Contractor fails to satisfy any of these requirements within [*****] of being notified in writing by Company. However, Company may immediately suspend the performance of the Work under this Agreement without notice if the Contractor violates any Federal, State, or local regulations or in the case of an emergency endangering life or property. (b) Responsibility. Contractor shall be solely responsible for the safety and health of Personnel and the prevention of industrial accidents and illness arising out of the performance of the Work. 3.7 SAFETY NOTIFICATIONS. (a) Hazardous Substances and Material Safety Data Sheets. (1) Prior to performing the Project Work, Contractor shall submit to the Company Representative a list of all Hazardous Materials to be used in performing the Work. Contractor shall maintain a list of all Hazardous Materials used at the Job Site. A material safety data sheet (“SDS”) shall be readily available from Contractor for each Hazardous Material at the Job Site for which a manufacturer has prepared an SDS. For purposes of this Agreement, “readily available” means that Contractor shall produce an SDS for review within [*****] of the SDS being requested by Company Representative or by an official from a Governmental Authority. (2) SDSs shall comply with the Federal (29 CFR 1910.1200) and California (Title 8, CCR 5194) OSHA Hazard Communication Standards. (b) Container Labeling Requirements. (1) All containers of Hazardous Materials shall be properly labeled in accordance with Applicable Laws. (2) These labels shall be clearly legible and capable of withstanding normal shipping and handling while maintaining legibility. Any container received at the Project Site without labels, or with illegible information, is subject to rejection and return to Contractor at Contractor’s expense. (3) Labels of new chemical products shall be legible and bear the manufacturer’s label and shall include, at a minimum: (4) Identification of any Hazardous Material; (5) Appropriate hazard warnings; and (6) Name and address of manufacturer, importer, or other responsible party. (7) Manufacturer labels that are illegible shall be replaced with a label bearing the required data. Each container of Hazardous Materials not in the manufacturer’s original container shall be labeled, tagged or marked with the following information: (8) Identification of the Hazardous Material; and

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 21 - Doc. Ver. 07/15/2021 Confidential (9) Appropriate hazard warnings. (c) California’s Proposition 65 – Toxic Enforcement Act Requirements. (1) Contractor is hereby warned that exposure to chemicals known to the State of California to cause cancer, birth defects, or other reproductive harm may occur at Company facilities. Upon request, Company shall make available to Contractor and its employees an SDS for such chemical exposures at the Job Site. Contractor shall inform the Contractor agents performing any of the Work at the Job Site of the above information. (2) From the time that Contractor enters the Job Site or begins the Work until the time the Work is completed, Contractor shall issue warnings for exposure to chemicals that Contractor may use in connection with the Work or that Contractor is aware of, and that are known to the State of California to cause cancer, birth defects, or other reproductive harm to Personnel at the Job Site. Contractor shall also warn the Company Representative of any exposure which may continue after Contractor has completed the Project Work. Such warnings may take the form of an SDS. (d) Asbestos Notification. (1) Company’s buildings and structures are of such an age that they may contain asbestos-containing materials (“ACMs”) and asbestos-containing-construction-materials (“ACCMs”). Company has conducted limited surveys of its structures; therefore, all suspect ACMs are assumed to be asbestos containing until proven otherwise through survey and analysis. (2) All suspect ACMs must be surveyed by a certified asbestos consultant in California prior to any renovation, demolition or other activity that could disturb suspect ACMs. The survey shall be provided to the Company Corporate Environment, Health and Safety Asbestos Program Manager (“APM”) at least [*****] prior to the start of the Work. The APM will provide direction for projects that could disturb ACMs or ACCMs. ACMs or ACCMs that could be disturbed must be removed in compliance with Applicable Laws by a contractor that has the proper asbestos registrations. 3.8 SUBCONTRACTING WITH DIVERSE BUSINESS ENTERPRISES. As part of its registration in Company’s online vendor contracting platform, Contractor shall submit its pledge to utilize a specified percentage of DBE subcontractors in its performance of the Services or provision of Deliverables. If required by Company, Contractor shall deliver to Company, using an electronic reporting tool and in a manner and at the time specified by Company, a monthly report setting forth the actual payments made to DBE subcontractors in support of Services performed or Deliverables provided by Contractor to Company under the Agreement. Contractor's failure to deliver to Company this monthly report shall be deemed a Contractor Event of Default. 3.9 BACKGROUND CHECKS. All Personnel who will have unescorted access to a Jobsite, or any access to Company’s Computing Systems or Confidential Information, are required to undergo a criminal background investigation and confirmation of identity prior to being provided such access and are subject to recurring background investigations throughout the duration of their performing any portion of the Services. The criminal background investigation shall be performed by Company, or a Company designee, at Company’s sole

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 22 - Doc. Ver. 07/15/2021 Confidential discretion. Company is responsible for its cost for performing the background investigation. Company’s Corporate Security Department will be the sole determiner if access to the Jobsite should be granted, not granted, or revoked. 3.10 JOB SITE ACCESS REQUIREMENTS. (a) Compliance with Job Site Access Requirements. If Contractor or its Subcontractors is given access to any Job Site, then such access is subject to all Personnel’s compliance with all Company policies and Contractor’s obligations set forth in this Agreement. Access to any Job Site is strictly for the purpose of Contractor’s performance of the Work during the Term, but not otherwise. In no event shall Contractor, Subcontractor or Personnel access or make use of the Job Site for any other purpose. Contractor shall reimburse Company for any costs and expenses incurred due to any breach of this Section 3.10. (b) Denial of Access. Company reserves the right to deny Job Site access to any employee, representative, agent, or invitee of Contractor or any Subcontractor, at Company’s sole discretion. (c) Notification of Convictions. Throughout the term of the Agreement, Contractor shall immediately notify Company whenever Contractor becomes aware that any Personnel is currently charged with, has been convicted of, or is on probation or parole for, any crime against person or property, or any felony. Contractor will also immediately remove that employee, representative, or agent from the Job Site, and revoke their access to Company’s Computing Systems. (d) Visitor Badge Requirement. All visitors to a Job Site must comply with that Job Site’s specific visitor access requirements. (e) Extended Stay Badge Requirement. Any Personnel requesting to have access to the Job Site at least [*****] times a week for a period of [*****] or more must obtain a Job Site badge from Company prior to performing any Work. Each such person must submit a complete “Temporary Access Authorization Questionnaire” or other form as required by Company. (f) Escort Requirement. Pending approval of a badge or repeated visitor access, all persons requesting Job Site access must be escorted by Company personnel while at the Job Site. Contingent workers should not be given visitor access pending the approval of a badge; this should be completed prior to granting access. (g) Fitness for Duty. (1) Fitness. Personnel at the Job Site must: (A) Report for work in a manner fit to do their job; (B) Not consume or be under the influence of or in possession of any alcoholic beverages or of any controlled substance (except a controlled substance as prescribed by a physician that does not affect that individual’s ability to properly and safely perform his or her duties); and (C) Is not currently charged with, convicted of, or on probation or parole for any crime against person or property, or any felony.

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 23 - Doc. Ver. 07/15/2021 Confidential (2) Inspection. Personnel shall not bring onto or keep any Prohibited Items at the Jobsite or on any Company-owned or -leased property. In order to ensure Contractor’s compliance with this Section 3.10, Company-authorized representatives may, without notice, search work areas and other common areas, lockers, storage areas, vehicles, persons, or personal effects on Company- owned or -leased property at any time, using any reasonable means including detection dog teams. (3) Compliance. Contractor shall advise all Personnel of the requirements of this Section 3.10 before they enter a Job Site and, if any violations are found, immediately remove the violating Personnel from the Job site. (h) Harassment. Company supports a diverse work force and prohibits unlawful employment discrimination and harassment, including sexual harassment, in accordance with Applicable Laws. Whenever present on a Company Job Site, property or facilities, Contractor shall require all Personnel to comply with all Applicable Laws and standards prohibiting conduct that might reasonably be construed as violating Applicable Laws, including conduct such as making sexually suggestive or discriminatory jokes or remarks, touching, assaulting, making gestures of a threatening, sexual or suggestive nature, and impeding or blocking any Company’s employee's, subcontractor's, or agent's movement. 3.11 REMOVAL OF PERSONNEL AND RETURN OF BADGES AND EQUIPMENT. When any Personnel with Jobsite access is reassigned to non-Company work, or is no longer employed by Contractor or Subcontractor, Contractor shall immediately inform the Company Representative and, as applicable, Company Corporate Security. Upon receipt of notification, Company may immediately revoke that person’s Jobsite access, as the case may be. Contractor shall confirm such verbal notification by providing notice to the Company Representative, or designee, within [*****] of the verbal notification. Contractor shall immediately deliver all equipment, access badges and other Company identification, and any other equipment that may have been issued or loaned to such re-assigned or terminated Personnel. If Contractor and Company agree that such access should be restored, the employee shall be re-processed as set forth in Sections 3.10, “Jobsite Access Requirements,” and Section 3.9, “Background Checks,” of this Agreement. 3.12 COMPANY ACCESS TO JOB SITE. Contractor shall provide unrestricted access to the Job Site and the Work at all times to Company, Company’s other contractors and their respective employees, representatives, agents and consultants; provided, however, that in the absence of an emergency or a default by Contractor hereunder, (i) Company or each such person shall give reasonable prior notice to Contractor and (ii) Contractor may provide, and each such person shall accept, an escort or any safety equipment or measures that Contractor, in its reasonable discretion, deems necessary or advisable. 3.13 INSPECTION AND TESTING OF WORK IN PROGRESS. (a) Each item of Equipment to be supplied by Contractor shall be subject to inspection and testing during and upon completion of its fabrication and installation in accordance with the provisions of the Statement of Work. Without limiting the foregoing, Contractor shall be responsible for inspection and testing of the Equipment in accordance with standard inspection practices and as required by applicable specifications before their shipment and shall be responsible for successful completion of the Equipment Tests. (b) Contractor shall perform such detailed inspection and testing of work in progress at intervals appropriate to the stage of construction or fabrication of the Project as is necessary to ensure that

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 24 - Doc. Ver. 07/15/2021 Confidential such work is proceeding in accordance with the Contract Documents. At least [*****] prior to the time Contractor or its representative intends to inspect any item of Equipment, Contractor shall notify Company in writing of such inspection which notice shall state the date, time and place where such inspection is to be conducted. Company and its designated agent may, at their option and at its expense, accompany Contractor to the inspection by notifying Contractor in writing within [*****] of receipt of notice of the inspection. Company’s failure to notify Contractor within the permitted time period shall be deemed to be a decision by Company not to attend the inspection. Contractor shall arrange for access to the manufacturer’s facilities to permit any such inspection to be conducted smoothly. With respect to any inspection that Company chooses not to attend, Contractor (i) shall keep Company informed in all material respects of the progress and quality of all work; (ii) shall advise Company of any deficiencies revealed through such inspections and of the measures proposed to remedy such deficiencies; and (iii) shall, upon Company’s request, provide Company with a reasonable opportunity to review Contractor’s records with respect to such inspections. Contractor shall include the right to inspection by Company or its representative in all subcontracts and purchase orders. (c) Contractor shall permit Company, and as authorized by Company, any party designated by Company to inspect, test and observe the Work from time to time; provided, however, that none of such Persons shall have any authority or responsibility for such Work. Contractor shall provide Company each month during performance of the Work with a schedule of all testing proposed for the following [*****] period in compliance with the requirements of the Statement of Work. 3.14 NO WAIVER OF RESPONSIBILITY. No inspection made, acceptance of Work, payment of money or approval given by Company shall relieve Contractor of its obligations for the proper performance of the Work in accordance with the terms hereof. Company may reject any Work with Defects or which is not in accordance with the requirements of the Contract Documents, regardless of the stage of completion, the time or place of discovery of error, and whether Company previously accepted any or all of such Work through oversight or otherwise. No approval given by Company, in and of itself, shall be considered as an assumption of risk or liability by any such Person. Any such approval shall mean that the Person giving the approval has no objection to the adoption or use by Contractor of the matter approved at Contractor’s own risk and responsibility. Contractor shall have no claim relating to any such matter approved, including any claims relating to the failure or inefficiency of any method approved. 3.15 DEFECTIVE WORK. Contractor shall, at its sole cost and expense and without reimbursement hereunder, correct or replace any Work that contains a Defect, or is not otherwise in accordance with the Contract Documents. Equipment that has been replaced, if situated on the Job Site, shall be removed by Contractor from the Job Site at its sole cost and expense and without reimbursement hereunder. If Contractor or any Subcontractor defaults or neglects to carry out the Statement of Work in accordance with the Contract Documents and Contractor fails within a reasonable period of time (as reasonably determined by Contractor) after it knows or should have known of such default or neglects to commence and continue correction of such default or neglect with diligence and promptness, Company may, without prejudice to other remedies Company may have under this Agreement or otherwise at law or equity, correct such deficiencies. In such event, an appropriate Change Order shall be issued reducing the Contract Price and deducting from payments then or thereafter due to Contractor the cost of correcting such deficiencies, including compensation for the costs to enforce this provision (including attorneys’ fees) and any consultant’s additional services and expenses made necessary by such default, neglect or failure. If payments then or thereafter due to Contractor are not sufficient to cover such amounts, Contractor shall pay the difference to Company within [*****] from Company’s request therefor. Contractor shall correct any and all deficiencies as required by the Contract

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 25 - Doc. Ver. 07/15/2021 Confidential Documents notwithstanding any actual or possible legal obligation or duty of a Subcontractor concerning same and nothing contained in this Section 3.15 shall modify Contractor’s obligation to achieve Final Acceptance in accordance with the Contract Documents. Contractor shall seek sales tax refund from the appropriate governmental entity on Equipment found to be defective or assist Company in seeking the refund, in the event Company direct pays the sales or use tax. 3.16 CLEAN-UP. (a) Without limiting the provisions of Section 3.21, Contractor shall at all times keep the Job Site reasonably free from waste, rubbish and Hazardous Material, other than Pre-Existing Hazardous Material, relating to its Work. Contractor shall maintain the Job Site in a neat and orderly condition throughout the performance of the Work. Contractor shall employ sufficient Personnel to clean its office at the Job Site and work areas each working day and shall cooperate with the other Persons working at the Job Site to keep the Job Site clean. (b) Prior to the Final Acceptance Date, Contractor shall (i) remove all Contractor Equipment from the Job Site (other than equipment, supplies and materials necessary or useful to the operation or maintenance of the Facilities and Equipment and equipment, supplies and materials directed by Company to remain at the Job Site until completion of the Facilities), (ii) clean out all pits, pipes, chambers and conduits, (iii) tear down and remove all temporary structures on the Job Site built by it or its Subcontractors and restore such areas to their prior condition, except as required by Applicable Law, Section 3.21 or any other provision of this Agreement, and (iv) remove all waste, rubbish and Hazardous Material from and around the Job Site relating to its Work, except that Contractor shall not be required to excavate, remove, transport or otherwise dispose of (A) Pre-Existing Hazardous Material on the Job Site, other than as set forth in Section 3.21(a)(4), or (B) any waste, rubbish or Hazardous Material caused by Company or its representatives. 3.17 OBTAINING, MAINTAINING AND IDENTIFYING PERMITS. (a) Contractor shall obtain and maintain all Contractor Permits in a timely manner. In addition, Contractor shall provide all assistance reasonably requested by Company in connection with Company’s efforts to obtain and maintain the Company Permits, including witness’s testimony, depositions, preparation of exhibits, technical calculations and attending meetings. In the event that any Applicable Permit is required for the Facilities or to perform the Work that is not identified in the Contract Documents, Contractor or Company, as applicable, shall promptly, after it becomes aware of the need for such Applicable Permit, notify the other Party that such Applicable Permit is required. If such permit is of a nature typically obtained by contractors in similar projects, Contractor shall, at its sole cost and expense and without reimbursement hereunder, be obligated to obtain and maintain such Applicable Permit on behalf of Company. Otherwise, Company shall obtain and maintain such Applicable Permit. (b) All Applicable Permits (other than any building permits, but excluding any applicable occupancy certificates) or other Applicable Permits designated as either “To be issued in the name of Contractor” or “To be issued in the name of the Company and Contractor” on Exhibit G or Exhibit H) shall be issued in the name of Company unless otherwise required by Applicable Law or such Applicable Permit. If any Contractor Permit (or application therefor) is in the name of Company or otherwise requires action by Company, Company shall, upon the request of Contractor, sign such application or take such action as reasonably appropriate. (c) Company reserves the right to review any such application of Contractor; provided, however, that Company’s exercise of such right shall not under any circumstances, be considered an approval of the necessity, effect or contents of such application or related permit. Contractor shall deliver

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 26 - Doc. Ver. 07/15/2021 Confidential to Company true and complete copies of all Applicable Permits obtained by Contractor upon its receipt thereof. Contractor shall use best efforts to identify in writing to Company all Applicable Permits and other government requirements for performance of the Work not identified in the Contract Documents, or shall confirm in writing that, to the best of Contractor’s knowledge, there are no such Applicable Permits or other government requirements other than as identified in the Contract Documents prior to the date of this Agreement. 3.18 LABOR. (a) General. Contractor shall be responsible for retaining all Labor necessary for it to perform its obligations hereunder and comply with the provisions hereof, all in accordance with Applicable Laws. Contractor shall comply with the provisions of the Construction Maintenance Labor Agreement and other applicable labor agreements as listed in Exhibit N and all successor or follow on agreements entered into by Company that are applicable to the Project. Contractor shall be responsible for all costs incurred in complying with this Section 3.18 or otherwise associated with its Labor, including costs incurred by any member of its Labor, whether by direct contract or subcontract, for medical treatment, transport and accommodation as a result of injuries or illness arising from engagement or employment in the execution of the Work. (b) Engagement of Labor. Contractor shall make its own arrangements for the engagement of all Labor in connection with the Contract Documents and the performance of the Work. Contractor shall employ in the performance of the Work only Labor, whether supervisors, skilled workers or laborers, who are competent to perform their assigned duties in a safe and secure manner and shall use all reasonable efforts to cause its Subcontractors and Vendors to adhere to the same standard with respect to their Labor. (c) Identification. Contractor shall identify each member of its and its Subcontractor’s and Vendor’s Labor in accordance with the standards and procedures that are mutually acceptable to the Parties. (d) Supply of Services for Labor. Contractor shall provide and maintain at the Job Site, in accordance with Applicable Laws and Applicable Permits, such accommodations, services and amenities as necessary for all Labor employed for the purpose of or in connection with the Contract Documents, including all water supply (both for drinking and other purposes), electricity supply, sanitation, safety, security, fire prevention and fire-fighting equipment, refuse disposal systems and other requirements in connection with such accommodations or amenities. (e) Project Management and Contractor’s Representative. (1) Project Management. Contractor has designated a project management team, as set forth in the Statement of Work, Exhibit A, and any future members of the project management team must be approved by Company in writing prior to his/her designation, which approval shall not be unreasonably withheld. During the performance of the Work from the Initial Site Mobilization through Substantial Completion, Contractor shall maintain continuously at the Job Site adequate management, supervisory, administrative, security and technical personnel, including the Contractor Site Manager, to ensure expeditious and competent handling of all matters related to the Work, according to its determination of the staffing required for this purpose. Contractor will not re-assign, remove or replace the Contractor Project Manager, Contractor Project Engineering Manager or Contractor Site Manager without Company’s prior written consent, which consent shall not be unreasonably withheld; provided that if any such persons are no longer employed by the Contractor no such consent is required provided a person of similar skill and competency reasonably acceptable to Company is appointed as a replacement. Contractor shall promptly replace its Contractor Project Manager, Contractor Project Engineering Manager or

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 27 - Doc. Ver. 07/15/2021 Confidential Contractor Site Manager, upon written request of Company, if such individual is disorderly or if in Company’s opinion, such individual is otherwise unsuitable for his or her position and responsibilities. (2) Contractor’s Representative. Contractor shall appoint one individual (the “Contractor’s Representative”), with the prior written consent of Company, which shall not be unreasonably withheld, who shall be authorized to act on behalf of Contractor and with whom Company may consult at all reasonable times, and whose instructions, requests and decisions in writing will be binding upon Contractor. Contractor shall not remove or replace such representative without Company’s prior written consent, which consent shall not be unreasonably withheld; provided that if such representative is no longer employed by the Contractor no such consent is required provided a person of similar skill and competency reasonably acceptable to Company is appointed as a replacement. 3.19 COOPERATION WITH OTHER CONTRACTORS/COMMUNITY. (a) Contractor acknowledges that work may be performed by others at the Job Site during the execution of Work under this Agreement. Contractor further acknowledges that Company, through itself or through its employees, subcontractors or agents, may continue to work and perform activities in connection therewith at and around the Job Site during the execution of the Work under this Agreement. Contractor shall cooperate and cause its Subcontractors and Vendors to cooperate with Company and other unrelated contractors who may be working at or near the Job Site in order to assure that neither Contractor, nor any of its Subcontractors or Vendors unreasonably hinders or increases, or makes more difficult than necessary the work being done by Company and such other unrelated contractors. Contractor agrees to perform the Work in full cooperation with such others and to permit, without charge, reasonable access to, and use of, the Job Site and the Work, by said others or by Company, whether such Work is partially or entirely complete, when such access or use is reasonably necessary for the performance and completion of the work of others. All material and labor shall be furnished, and the Work performed, at such time or times as shall be for the best interest of all contractors concerned, to the end that all Work, and the work of any separate contractor, will be properly coordinated and completed in accordance with the applicable schedules and the times of completion required by the Contract Documents. (b) In addition to complying with all Applicable Laws and Applicable Permits, Contractor shall use reasonable efforts, and cause its Subcontractors and Vendors to use their reasonable efforts, to assist Company in creating, assessing and carrying out programs which shall, during all phases of the Work, minimize the impacts upon the host community caused by the construction of the Project. Such programs shall include: (i) sequencing of the Work so as to minimize the impacts of noise and dust at and around the Job Site; and (ii) using local labor and other resources whenever possible and cost effective. 3.20 PROTECTION AND SAFETY. (a) Prior to the Substantial Completion Date, Contractor shall be responsible for the security, protection and safety of all Persons (including members of the public and the employees, agents, contractors, consultants and representatives of Company, Contractor and its Subcontractors and Vendors, and other contractors and subcontractors) and all public and private property (including structures, sewers and service facilities above and below ground, along, beneath, above, across or near the Job Site) that are at or near the Job Site or that are in any manner affected by the performance of the Work. As of the Substantial Completion Date, Company shall have operational control over the Project. Upon successful achievement of Substantial Completion and notwithstanding the foregoing, Contractor shall remain responsible for the security, protection and safety of all Persons performing any portion of the Work at the direction of Contractor.

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 28 - Doc. Ver. 07/15/2021 Confidential (b) Contractor shall initiate and maintain reasonable safety precautions and accident prevention programs for the Job Site and in the performance of the Work, which shall be in compliance with all Applicable Laws and Applicable Permits, to prevent injury to persons or damage to property on, about or adjacent to the Job Site and in the performance of the Work at the Job Site. Without limiting the generality of the foregoing, Contractor shall furnish and maintain all necessary safety equipment such as signs and warning lights as required to provide adequate protection to persons and property. (c) Contractor shall promptly provide Company with (i) written notification of all Occupational Safety and Health Act recordable events; (ii) written notifications and copies of all citations by Government Authorities concerning accidents or safety violations at the Job Site; (iii) written reports of near misses at the Job Site; and (iv) copies of written accident reports for lost time accidents. 3.21 ENVIRONMENTAL MATTERS. (a) Hazardous Material. Contractor shall, and shall cause its Subcontractors and Vendors to, comply with all Applicable Laws relating to Hazardous Material and all Applicable Permits. Without limiting the generality of the foregoing: (1) Contractor shall, and shall cause its Subcontractors and Vendors to, apply for, obtain, comply with, maintain and renew all Applicable Permits required of Contractor by Applicable Laws regarding Hazardous Material that are necessary, customary or advisable for the performance of the Work. Contractor shall, and shall cause its Subcontractors and Vendors to, have an independent Environmental Protection Agency identification number for disposal of Hazardous Material under the Contract Documents if and as required under Applicable Laws or Applicable Permits. (2) Contractor shall conduct its activities under the Contract Documents, and shall cause each of its Subcontractors to conduct its activities, in a manner designed to prevent pollution of the environment or any other release of any Hazardous Material by Contractor and its Subcontractors and Vendors in a manner or at a level requiring remediation pursuant to any Applicable Law. (3) Contractor shall not cause or allow the release or disposal of Hazardous Material at the Job Site, bring Hazardous Material to the Job Site, or transport Hazardous Material from the Job Site, except in accordance with Applicable Law and Applicable Permits. Contractor shall be responsible for the management of and proper disposal of all Hazardous Material brought onto or generated at the Job Site by it or its Subcontractors or Vendors, if any. Contractor shall cause all such Hazardous Material brought onto or generated at the Job Site by it or its Subcontractors or Vendors, if any, (A) to be transported only by carriers maintaining valid permits and operating in compliance with such permits and laws regarding Hazardous Material pursuant to manifest and shipping documents identifying only Contractor as the generator of waste or person who arranged for waste disposal, and (B) to be treated and disposed of only at treatment, storage and disposal facilities maintaining valid permits operating in compliance with such permits and laws regarding Hazardous Material, from which, to the best of Contractor’s knowledge, there has been and will be no release of Hazardous Material. Contractor shall submit to Company a list of all Hazardous Material to be brought onto or generated at the Job Site prior to bringing or generating such Hazardous Material onto or at the Job Site. Contractor shall keep Company informed as to the status of all Hazardous Material on the Job Site and disposal of all Hazardous Material from the Job Site.

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 29 - Doc. Ver. 07/15/2021 Confidential (4) If Contractor or any of its Subcontractors or Vendors releases any Hazardous Material on, at, or from the Job Site, or becomes aware of any Person who has stored, released or disposed of Hazardous Material on, at, or from the Job Site during the Work, Contractor shall immediately notify Company in writing. If Contractor’s Work involved the area where such release occurred, Contractor shall immediately stop any Work affecting the area. Contractor shall, at its sole cost and expense and without reimbursement hereunder, diligently proceed to take all necessary or desirable remedial action to clean up fully the contamination caused by (A) any negligent release by Contractor or any of its Subcontractors or Vendors of any Pre-Existing Hazardous Material, and (B) any Hazardous Material that was brought onto or generated at the Job Site by Contractor or any of its Subcontractors or Vendors, whether on or off the Job Site. Company shall have the right to approve, in advance, the disposal site for such Hazardous Material and any subcontractor utilized by Contractor to dispose of such Hazardous Material. Prior to disposing of such Hazardous Material, Contractor shall notify Company in writing and provide Company with such information as necessary to enable Company to evaluate such disposal site and subcontractor. Contractor shall be responsible, at its sole cost and expense and without reimbursement hereunder, for remedial action to clean up fully the contamination referenced in clauses (A) and (B) of this Section 3.21(a)(4). (b) Waste Treatment and Disposal. Without limiting the foregoing: (1) Toxic Waste and Industrial Hazards: Contractor shall be responsible for the proper management and disposal of all toxic waste and industrial hazards brought onto or generated at the Job Site by it or its Subcontractors or Vendors, if any. Contractor shall, and shall cause its Subcontractors and Vendors to, comply with all Applicable Laws, Applicable Permits and applicable safety standards related to the treatment, storage, disposal, transportation and handling of toxic wastes and industrial hazards. Contractor shall not store or dispose of toxic wastes and industrial hazards near groundwater, surface water or drainage systems. Liquid wastes shall not be dumped onto the ground or in any groundwater, surface water or drainage systems. All waste oil and grease resulting from performance of the Work, including activities performed by Subcontractors and Vendors, shall be collected and disposed of in a manner that prevents contamination to soil, ground water, and surface water, and incinerated if possible. Vehicle maintenance shall be conducted in safe areas away from watercourses and oil or fluid runoff shall be collected in grease traps. Toxic waste and industrial hazard storage containers shall be well-labeled. (2) Environmentally sensitive areas: Contractor shall perform the Work in such a manner so as to protect environmentally sensitive areas and water supplies. (c) Fuel Storage. The location, facilities, safety measures and environmental and pollution control in connection with storage of fuel or like substances shall comply with all Applicable Laws and Applicable Permits. 3.22 FIRE PREVENTION. (a) Contractor shall be responsible for providing adequate fire prevention and protection of the ESS and shall take all reasonable precautions to minimize the risk of fire at the Job Site. Contractor shall provide instruction to the Labor in fire prevention control and shall provide appropriate fire-fighting and fire protection equipment and systems at the Job Site. (b) Contractor shall promptly collect and remove combustible debris and waste material from the Job Site in accordance with Applicable Laws and Applicable Permits, and shall not permit such debris

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 30 - Doc. Ver. 07/15/2021 Confidential and material to accumulate. Contractor shall not allow fires for any purpose in the vicinity of the Work and shall agree upon the appropriateness of any such fires with Company. Any areas damaged by fire which are considered by Company to have been initiated by Contractor’s or Subcontractors’ Labor shall be re- cultivated and otherwise rehabilitated by Contractor. (c) Contractor will design, install and complete all systems, procedures and Equipment constituting the ESS fire protection system as necessary during construction to protect Work in progress and to continue to protect the ESS during commercial operations. 3.23 REPORTS, PLANS AND MANUALS. (a) Status Reports. Contractor shall prepare and submit to Company written progress reports as set forth in the Statement of Work. In accordance with Section 5.3 hereof, Contractor shall also report any events which may affect the Project Schedule, including any Force Majeure Events, liens on the Property Site or the Project, changes in Contractor’s financial condition, or any asserted violations of Applicable Laws. (b) Reporting of Accidents. Contractor shall report in writing to Company (and, to the extent required by any Applicable Law or Applicable Permit, the appropriate Government Authority) details of any accident that is on or about the Job Site immediately after its occurrence, but in any event not later than four (4) hours after such accident occurs. In the case of any fatality or serious injury or accident, Contractor shall, in addition, notify Company (and, to the extent required by any Applicable Law or Applicable Permit, the appropriate Government Authority) immediately. (c) Contractor Not Relieved of Duties or Responsibilities. Neither the submission to or review or approval by Company of progress and other reports, plans and manuals, certifications, nor the provision of general descriptions shall relieve Contractor of any of its duties or responsibilities under the Contract Documents. 3.24 DRAWINGS, ENGINEERING DATA AND OTHER MATERIALS. (a) All Drawings, Final Plans, reports and other information (except financial, accounting and payroll records) furnished to Contractor, or prepared by it, its Subcontractors or others in connection with the performance of the Work, whenever provided, shall be kept by Contractor in an orderly and catalogued fashion for reference by Company during the performance by Contractor of the Work. Contractor shall maintain at least one (1) copy of all Drawings, Final Plans, Change Orders and other modifications in good order and marked to record all changes made during performance of the Work, including all field deviations from the construction drawings. As a condition precedent to Final Acceptance, or upon the earlier termination of this Agreement, Contractor shall transfer the Final Plans to Company and they shall become the sole property of Company. (b) Contractor shall furnish Company with documents that correctly reflect, with substantial completeness, the ESS or the Work against which progress is claimed as a condition precedent to Company’s obligation to approve a Request for Payment. Final Plans (in both hard copy and magnetic media at no extra charge to Company), if not furnished earlier, shall be furnished to Company upon Contractor’s request for a Final Acceptance Certificate or upon the earlier termination of this Agreement. Contractor and any of its Subcontractors, as applicable, may retain copies all such documents for their records, subject to the confidentiality provisions of this Agreement. (c) Contractor shall submit all Drawings in electronic format to Company in accordance with Exhibit A for review and comment as provided in the Statement of Work. Based upon Company’s

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 31 - Doc. Ver. 07/15/2021 Confidential comments, if any, Contractor shall resolve Company’s comments. Contractor shall revise such Drawings from time to time, as required to reflect any changes, in the actual installation of any individual Equipment or system or the ESS as a whole. Notwithstanding anything contained herein to the contrary, Company’s review and/or acceptance of the Drawings, or any portion thereof, shall not in any way relieve Contractor of any of its obligations or warranties set forth herein, including its full responsibility for the accuracy of the dimensions, details, integrity and quality of the Drawings. 3.25 OPERATING AND MAINTENANCE MANUALS. Contractor shall supply Company copies of manuals and/or handbooks as set forth in the Statement of Work which provide, either in a single manual or handbook or collectively, complete operating and maintenance instructions (including inventories of spare parts and tools and parts lists with ordering instructions) for each major piece of Equipment and system of the ESS. Each such manual and handbook shall comply with the requirements of the Statement of Work, including with respect to matters such as quantity, content and the time when such manuals are to be supplied to Company, and shall be substantially complete and delivered to Company prior to Substantial Completion in order to support training of personnel and start-up and testing of the ESS. 3.26 ACCOUNTING INFORMATION. During the term of this Agreement and continuing for [*****] after the completion of the Work, Contractor will provide Company with any reasonably necessary assistance, including providing all documents, cost information and other information that Company believes necessary, in a form reasonably acceptable to Company, for Company’s federal, state or local tax filings, exemptions or positions advocated by Company, including sales, use and property taxes, and to address audits conducted by a Government Authority. 3.27 CONTRACTOR TAXES. (a) Except for Company Taxes, Contractor shall, as required by Applicable Law, pay and administer any and all Taxes and duties incurred or payable in connection with the Work, including taxes based on or related to the income, receipts, capital or net worth of Contractor, except for Company Taxes (collectively, “Contractor Taxes”). Contractor shall cooperate with Company to endeavor to minimize any Company Taxes. Contractor shall make reasonable efforts to make available to Company and to claim any and all applicable sales and/or use tax exemptions, credits or deductions relating to the ESS and Equipment available to itself or Company, including any sale-for-resale exemption under Applicable Law and any manufacturing exemption under Applicable Law (as determined by Company with Contractor’s reasonable assistance) and, at the direction of Company, Contractor agrees to take such action as may be reasonably required to allow such property, to the extent possible, to qualify for any applicable sales or use tax exemption. If required in connection with the purchase of any such property from its Vendors, to the extent permitted by Applicable Law, Contractor agrees to provide its Vendors a resale certificate as approved by the State of California, as applicable reflecting the fact that Contractor is purchasing such property for resale to Company. Company to provide Direct Pay Certificates, as applicable. Contractor agrees to take any other action reasonably necessary to ensure that the purchase of qualifying machinery with respect to the Work is exempt from sales and use tax under Applicable Law. To the extent Contractor is required by Applicable Law to collect sales tax from Company, Contractor shall collect sales tax from Company on all materials physically incorporated in the ESS that are not subject to exemption unless Company has elected to provide Contractor with a direct pay certificate issued to Company by the State of California. In the event that an assessment for sales and/or use or excise taxes are levied against Contractor, any Subcontractor or Vendor, Contractor shall promptly notify Company and furnish to Company a copy of such assessment. In the event that Company determines that the assessment should be contested and so notifies Contractor

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 32 - Doc. Ver. 07/15/2021 Confidential in writing, Company may, at Company’s sole cost and expense, file such documents as are necessary to contest such assessment. Company shall exclusively control any contest, assessment or other action regarding any such taxes or assessments, or any penalties or interest in respect thereof. In addition to Contractor’s other obligations as set forth herein, Contractor shall cooperate with and assist Company, at Company’s expense, in any contest or proceeding relating to Taxes payable by Company hereunder. (b) Exempt Equipment. Some of the machinery, equipment, parts or other items of tangible personal property to be incorporated into the ESS may be exempt from certain taxes (such exempt items, the “Exempt Equipment”). Company, with Contractor’s assistance, and will determine which purchases constitute purchases of Exempt Equipment, and Contractor and Company will take reasonably necessary actions to ensure that such Exempt Equipment qualifies for applicable tax exemptions. 3.28 CLAIMS AND LIENS FOR LABOR AND MATERIALS. If Company is paying when due all undisputed amounts in accordance with the Contract Documents, Contractor shall, at its sole cost and expense and without reimbursement hereunder, discharge and cause to be released, whether by payment or posting of an appropriate surety bond in accordance with Applicable Law, within [*****] after receipt of a written demand from Company, any Lien in respect to the ESS, the Contract Documents, the Equipment, the Job Site or any fixtures or personal property included in the Work (whether or not any such Lien is valid or enforceable) created by, through or under, or as a result of any act or omission (or alleged act or omission) of, Contractor or any Subcontractor, Vendor or other Person providing labor or materials within the scope of Contractor’s Work. 3.29 SPARE PARTS AVAILABILITY. (a) Operating Spare Parts. At least [*****] prior to the end of the Warranty Period, Contractor shall provide Company with each manufacturer’s recommended spare parts list for the Equipment, which list shall include part numbers, recommended quantities, price, mean times to failure, mean times to repair and a description of lead times necessary for orders of such spare parts, in each case to the extent reasonably available to Contractor. Contractor agrees to use all commercially reasonable efforts to: (1) obtain from each Major Manufacturer an assignable guaranty that such Major Manufacturer will have available for purchase by Company for the longer of (i) [*****] after the Substantial Completion Date or (ii) [*****] after the end of the Warranty Period, all spare parts for the Major Equipment supplied by such Major Manufacturer required to keep the ESS in good operating condition, it being understood that some of such parts are not “shelf items” and will have to be manufactured by the Major Manufacturer after it receives an order for them; (2) make spare parts (other than spare parts for the Major Equipment) available for purchase by Company for the longer of (i) [*****] after the Substantial Completion Date or (ii) [*****] after the end of the Warranty Period, to the extent that Contractor is able to obtain them from the manufacturer who supplied them for the ESS as originally built; and (3) find another source that can supply such spare parts if Contractor is unable to obtain such spare parts from such manufacturer. 3.30 CONTRACTOR’S OBLIGATION TO NOTIFY. Contractor shall keep Company advised as to the status of the Equipment and Work and shall promptly inform Company and the in writing upon the occurrence of any of the following: (i) any occurrence or event that may be expected to impact the schedule for delivery and/or installation of

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 33 - Doc. Ver. 07/15/2021 Confidential Equipment; (ii) any technical problem not anticipated at the start of the Work or of significant magnitude that may impact the ESS or any component thereof or the Project Schedule; (iii) any Defect; and (iv) any material changes to previously submitted information. Company shall have the right to verify the information provided by Contractor. In connection therewith, Contractor shall identify those items provided to Company that would enable Company to verify such information in an expedient manner. 3.31 INTELLECTUAL PROPERTY RIGHTS. (a) Rights and Ownership. Company’s rights to inventions, discoveries, trade secrets, patents, copyrights and other intellectual property (hereinafter, collectively the “Intellectual Property Rights”), used or developed by Contractor in the performance of the Work, shall be governed by the following provisions: (1) If Intellectual Property Rights conceived, developed or reduced to practice by Contractor prior to the performance of the Work are used in or become integral with the Work, or are necessary for Company to have complete enjoyment of the Work, Contractor hereby grants to Company a non-exclusive, irrevocable, royalty-free license, as may be required by Company for complete enjoyment of the Work, including the right to reproduce, correct, repair, replace, maintain, translate, publish, use, modify, copy or dispose of any or all of the Work and grant sublicenses to others with respect to the Work. (2) If the Work, or Company’s complete enjoyment of the Work, is likely to require Intellectual Property Rights that were conceived, developed or reduced to practice by a Subcontractor prior to the performance of the Work, then Contractor shall secure (before commencing Work that requires the use of these Intellectual Property Rights) on Company’s behalf, the necessary Intellectual Property Rights by grant from the Subcontractor or in the form of a royalty-free license that is irrevocable and provides Company with the right to reproduce, correct, repair, replace, maintain, translate, publish, use, modify, copy or dispose of any or all of the Work. Contractor shall assure that the Intellectual Property Rights provided by its Subcontractors in all cases satisfy the following requirements for minimum Intellectual Property Rights: the Intellectual Property Rights include all of the rights described above, except the right to make “commercial use” of the Intellectual Property Rights, where commercial use is defined as a transfer or sale of the Intellectual Property Rights for consideration and where such transfer or sale is not part of any transfer or sale of participation or ownership rights in the Project. Commercial use as defined in the preceding sentence shall not be interpreted to include any use of the Intellectual Property Rights at the Job Site or at non-Job Site locations where Company determines that such use is necessary to repair, modify or replace any portion of the Work. (3) If the Work requires inclusion of the Intellectual Property Rights of others and Company agrees such rights cannot be secured by Contractor as described in Section 3.31(a)(2), then Contractor shall either procure, at no additional cost to Company, the necessary Intellectual Property Rights so as to allow Company the complete enjoyment of the Work, including the right to reproduce, correct, repair, replace, maintain, translate, publish, use, modify, copy or dispose of any or all of the Work, and grant sublicenses to others with respect to the Work, or revise the Work so that no such license is required. Any Intellectual Property Rights procured hereunder shall be in writing and shall be irrevocable and royalty-free to Company. (b) Contractor Cooperation. Cooperation by Contractor in assigning and transferring these Intellectual Property Rights shall consist of (i) obtaining written approval from all Subcontractors to grant Intellectual Property Rights, in the form described herein, as part of performance of the subcontracted Work; and (ii) where the Subcontractor refuses to grant these Intellectual Property Rights, then securing the minimum Intellectual Property Rights described in Section 3.31(a)(3) and use reasonable efforts to

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 34 - Doc. Ver. 07/15/2021 Confidential obtain such additional Intellectual Property Rights as Company determines are necessary for Company’s complete enjoyment of the Work, as further described in Section 3.31(a)(3). If Contractor is unable to obtain these lesser rights, then Company may refuse to allow Contractor to use the Subcontractor until this issue has been resolved, without such refusal constituting a Company Caused Delay or otherwise entitling Contractor to any relief through a Change Order. (c) No Additional Compensation. Nothing in this Section 3.31 shall require payment by Company of any compensation for Intellectual Property Rights, or for any assignments or assurances required hereunder, since payment for the Work includes payment for any related Intellectual Property Rights. If Contractor is unable to secure Intellectual Property Rights from a Subcontractor without paying additional consideration for these rights, then Contractor must obtain Company’s written approval to proceed with the Subcontractor and may only seek reimbursement for such payments where these payments are approved by Company in writing. (d) Without limiting any of the provisions of this Agreement, if Company or contractor is prevented from completing the Work or any part thereof, or if Company is prevented from the use, operation, or enjoyment of the Project, the Work, or any Equipment as a result of a claim, action or proceeding by any person for unauthorized disclosure, infringement or use of any Intellectual Property Rights arising from (i) Contractor’s performance (or that of its Affiliates or Subcontractors) under this Agreement, (ii) any Intellectual Property Rights licensed to Company hereunder, or (iii) use of any Equipment, then Contractor shall (at its sole cost and expense and without reimbursement hereunder) promptly, but in no event later than [*****] from the date of any action or proceeding (such period to be extended an additional [*****] if such cure is being diligently pursued but is not capable of cure within such initial [*****] period), take all actions necessary to remove such impediment, including (A) securing termination of the injunction and procuring for Company or its Affiliates or assigns, as applicable, the right to use such Work or Intellectual Property Rights in connection with the completion of the Work and for the use, operation, maintenance, repair, replacement, expansion and alteration of the Work and the Project, without obligation or liability; or (B) as approved by Company, replacing such Work with a non-infringing equivalent or modifying same to become non-infringing but subject to all the requirements of this Agreement. Contractor shall timely notify Company in writing of any claims which Contractor may receive alleging infringement of any Intellectual Property Rights which may affect Contractor’s performance of the Work under this Agreement or the use, operation, maintenance, repair, replacement, expansion or alteration of the Work or the Project or any subsystem or component thereof. (e) At Company’s option and sole discretion and in addition to Company’s other remedies provided in this Agreement or otherwise available at law or equity, Contractor shall immediately refund all monies paid by Company to Contractor for the Intellectual Property Rights, should Contractor fail to remove such impediment within a reasonable time. (f) Contractor shall not include any unauthorized copyrighted or proprietary material not otherwise in compliance with this Section 3.31 in any documentation or written data furnished to Company, unless agreed to in writing by the Company Representative. (g) This Section shall survive the termination or expiration of this Agreement. 3.32 EMERGENCIES. In the event of any emergency that endangers or could endanger life or property, Contractor shall take such action as may be reasonable and necessary to prevent, avoid or mitigate injury, damage or loss and shall, as soon as possible, report any such incidents, including Contractor’s response and actions with respect thereto, to Company.

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 35 - Doc. Ver. 07/15/2021 Confidential ARTICLE IV. CERTAIN OBLIGATIONS OF COMPANY 4.1 THE PROPERTY SITE. Company shall obtain the Company Permits necessary for Contractor to have access to, and perform the Work on the Property Site. 4.2 PERMITS. Company shall, with Contractor’s reasonable assistance, timely obtain and maintain, at its own cost and expense, all Company Permits. In addition, Company shall execute such applications as Contractor may reasonably request in connection with obtaining any of the Contractor Permits. Company shall deliver to Contractor evidence that the Company Permits necessary to begin construction of the ESS have been received by Company or, if any such required Company Permit has not actually been issued, that it has been approved for issuance, or in the opinion of Company, will be approved for issuance. 4.3 ACCESS TO PROPERTY SITE. Subject to Section 3.9 and Section 3.10, from the date of this Agreement until Final Acceptance, Company shall permit the employees and agents of Contractor and its Subcontractors and Vendors to have uninterrupted access to the portions of the Property Site constituting the Job Site as may be reasonably required by Contractor in order to perform the Work, subject to all easements, restrictions, access road construction and other matters which may affect ingress and egress to the Job Site and such restrictions as may be reasonably imposed by Company in order to assure that only authorized persons enter the Property Site. Thereafter, upon reasonable notice and during reasonable times, and subject to such restrictions as may be reasonably imposed by Company and provided to Contractor in order to assure that only authorized persons enter the Property Site, Company shall permit the employees and agents of Contractor and its Subcontractors and Vendors to have access to the Property Site as necessary to repair or replace Defects or other Work that is not in compliance with the Contract Documents. As used above, the references to access contemplate that not only will the individuals referred to be permitted to enter upon and leave the Property Site but that they also will be permitted to bring onto and remove from the Property Site any and all kinds of Contractor Equipment. 4.4 RIGHTS OF WAY. Company shall obtain, at its own cost and expense, any easements and rights of way over the property of others for the construction of the site access road as required, in order that Contractor Equipment, Personnel and its Subcontractors and Vendors have ingress to and egress from the Property Site. 4.5 COMPANY TAXES. Company shall pay, or reimburse to the Contractor within [*****] of receipt of an invoice and evidence of payment by Contractor, all real property taxes assessed against the Property Site, any real or personal property taxes assessed against Equipment located at the Job Site, and any permanent use charges or assessments such as water or sewer, and, subject to Section 3.27, Company shall be responsible for the payment of, or reimbursement to Contractor of, state or local sales and/or use Taxes in connection with the purchase of all Equipment, except for such taxes Company contests in good faith (collectively, “Company Taxes”). Contractor shall be responsible for the cost of additional Taxes, penalties or interest, which shall be paid to Company within [*****] of request therefore, to the extent that Company is required to pay such

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 36 - Doc. Ver. 07/15/2021 Confidential additional Taxes, penalties or interest because Contractor failed to use reasonable efforts to follow written instructions of Company appropriately or to comply with its obligations under Section 3.26. 4.6 COMPANY’S COOPERATION. Company shall cooperate in all material respects to permit Contractor to perform its obligations hereunder and shall make reasonable efforts to supply to Contractor, in a timely manner, either directly or indirectly, material information and data that is available to Company and that is required for the performance of the Work; provided, however, Company does not warrant the correctness of the information and documentation provided hereunder, except that the Company Permits provided by Company to Contractor are true and correct copies of the permits issued by the applicable Governmental Authority. Company may provide or may have provided Contractor with copies of certain studies, reports or other information (including oral statements), Contractor acknowledges and agrees that (A) all such documents or information have been or will be provided as background information and as an accommodation to Contractor, (B) Company makes no representations or warranties with respect to the accuracy of such documents or the information (including oral statements) or opinions therein contained or expressed and (C) it is not relying on Company for any information, data, inferences, conclusions, or other information with respect to the Job Site, including the surface and subsurface conditions of the Job Site and the surrounding areas; provided that Contractor may rely upon the information contained in the Company Permits. ARTICLE V. PROJECT SCHEDULE 5.1 COMMENCEMENT OF WORK. After the date hereof, subject to Section 5.2, Contractor will commence performance of the Work so as to ensure completion of the Work in accordance with the terms hereof. 5.2 NOTICES TO PROCEED. (a) Limited Notice to Proceed. Prior to the issuance of the Notice to Proceed, Company may in its sole discretion issue one or more Limited Notices to Proceed, including a limited notice to proceed only with engineering or design Work and/or procurement of certain Equipment but no construction. The date on which Company provides Contractor with a Limited Notice to Proceed, if at all, shall be the respective “Limited Notice to Proceed Date.” Any Work described in a Limited Notice to Proceed shall be subject to the terms of this Agreement and Contractor shall commence such portion of the Work after the Limited Notice to Proceed Date set forth therein and thereafter diligently pursue that portion of such Work. Any payment by Company with respect to such portions of the Work shall be determined and applied to the Contract Price in accordance with Article VII hereof. Contractor shall not be entitled to payment for any other portions of the Work not authorized by the Limited Notice to Proceed. (b) Notice To Proceed. Unless Company has stated a different date in the Notice to Proceed, the Business Day on which Company provides Contractor with the Notice to Proceed shall be the “Notice to Proceed Date”. On the Notice to Proceed Date, Contractor shall commence and shall thereafter diligently pursue the Work, assigning to it a priority that should reasonably permit the attainment of Substantial Completion on or before the Guaranteed Completion Date. Contractor shall proceed with the performance of the Work in accordance with the Project Schedules.

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 37 - Doc. Ver. 07/15/2021 Confidential 5.3 PROJECT SCHEDULE. Contractor shall perform the Work in compliance with the Project Schedule, including completing the Work required by the Guaranteed Completion Date and the Final Acceptance Date. Contractor hereby covenants and warrants to Company that in undertaking to complete the Work in accordance with the terms hereof, Contractor has taken into consideration and made reasonable allowances for hindrances and delays incident to such Work. Contractor shall provide the reports as required herein, and shall provide any further information required by Company or as Company may reasonably request to verify actual progress and forecast future progress of the Work. Contractor shall promptly notify Company in writing of any occurrence that Contractor has reason to believe will adversely affect the completion of that phase of the Work by the Guaranteed Completion Date or materially adversely affect completion of the Work in accordance with the Project Schedule. Contractor will specify in said notice the corrective action planned by Contractor to overcome the effect of the delay or potential delay. 5.4 LIQUIDATED DAMAGES. Nothing contained in this Article V shall relieve Contractor of its obligation to pay Schedule Liquidated Damages in the event that Substantial Completion is not achieved by the Guaranteed Completion Date. ARTICLE VI. CHANGE ORDERS 6.1 CHANGE ORDER AT COMPANY’S REQUEST. (a) Company may at any time, by written notice to Contractor, request an addition to or deletion from or other changes in the Work (together with any necessary or requested amendments to this Agreement with respect thereto) (hereinafter “Change” or “Changes” by submitting a written request for Change Order). Contractor shall reasonably review and consider such requested Change and shall make a written response thereto to Company within [*****] after receiving such request. If Contractor believes that giving effect to any Change requested by Company will increase or decrease its cost of performing the Work, shorten or lengthen the time needed for completion of the Work, require modification of its warranties in Article XII or require a modification of any other provisions of the Contract Documents, its response to the Change request shall set forth such changes (including any amendments to the Contract Documents) that Contractor deems necessary as a result of the requested Change and its justification therefore. If Contractor accepts the Changes requested by Company (together with any amendments to the Contract Documents specified therein) or if the Parties agree upon a modification of such requested Changes, the Parties shall set forth the agreed upon Change in the Work and agreed upon amendments to the Contract Documents, if any, in a written change order signed by the Parties (a “Change Order”). Each Change Order shall constitute a final settlement of all items covered therein, including any adjustment to the Contract Price for any impact on, or delay or acceleration in, performing the Work. If the Parties do not agree upon all terms of the Change Order or if the Parties dispute whether Contractor is entitled to a Change Order pursuant to any provision of this Article VI, Contractor shall proceed with such Work (including any Work covered by the disputed Change whether agreed to be within the Statement of Work or outside the Statement of Work) and the dispute shall be resolved in accordance with Article XVII; provided that if the Parties are unable to reach agreement on the cost of a requested Change, Contractor shall perform the requested Change and the cost therefor shall be determined in accordance with Section 6.3 pending resolution of the dispute pursuant to Article XVII. (b) Company may at any time, by written notice to Contractor, propose Changes in the Work or the Project Schedule due to a Force Majeure Event or a Company Caused Delay. If there is an impact

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 38 - Doc. Ver. 07/15/2021 Confidential that will actually, demonstrably, adversely and materially affect the Critical Path of the Work as a result of such Force Majeure Event or a Company Caused Delay, then the Parties agree to bargain reasonably and in good-faith for the execution of a mutually acceptable Change Order. Force Majeure Events will only entitle Contractor to extensions of the Project Schedule. 6.2 CHANGE ORDERS REQUESTED BY CONTRACTOR. (a) It is the intent of Company and Contractor that the Statement of Work attached hereto as Exhibit A includes all items necessary for the proper execution and completion of the Work. As more particularly described in Section 3.1(c), work not described in the Statement of Work attached hereto as Exhibit A shall be considered part of the Work if such work is consistent with and reasonably inferable from the Statement of Work, so that an engineering, procurement construction and maintenance contractor of Contractor’s experience and expertise should have anticipated that the work would have been required. (b) Subject to Sections 6.2(c) and (d) below, Contractor may at any time, by written notice to Company, request a Change in the Work (together with any necessary or requested amendments to the Contract Documents) due to the events described in Section 6.2(c). If Contractor believes that such requested Change will increase or decrease its cost of performing the Work, lengthen or shorten the time needed for completion of the Work, require modification of its warranties in Article XII or require a modification of any other provisions of the Contract Documents, it shall notify Company of such, setting forth its justification for and effect of such changes, within [*****] after making a request for a Change. If Company accepts the Changes requested by Contractor (together with amendments to the Contract Documents specified therein, if any), or if the Parties agree upon a modification of such requested Changes, the Parties shall set forth the agreed upon Change in the Work and agreed upon amendments to the Contract Documents, if any, in a written Change Order signed by the Parties. (c) Contractor may at any time, by written notice to Company, propose Changes in the Work or the Critical Milestones: [*****]. Unless the foregoing conditions are met, Contractor may not request a Change in the Work or Critical Milestones due to a Force Majeure Event, Company Caused Delay, Change In Law or unforeseeable subsurface conditions. If Contractor has met all of the applicable condition precedents for a requested Change, then the Parties agree to bargain reasonably and in good faith for the execution of a mutually acceptable Change Order. If in such event the Parties are unable to agree on a mutually acceptable Change Order, then the dispute shall be resolved in accordance with Article XVII. Any extension permitted under this Section 6.2 shall be of an equitable duration designed to reflect the delay actually caused by the relevant event despite Contractor’s efforts to mitigate the same. Notwithstanding anything contained in this Agreement to the contrary, Force Majeure Events will only entitle Contractor to extensions of the Project Schedule; provided, however, if the Force Majeure Event exceeds [*****], Contractor shall be entitled to an increase in the Contract Price for all reasonable amounts incurred after such [*****] as a result of such Force Majeure Event. (d) If Contractor knows of circumstances or events that do or may require a Change in the Work or Project Schedule, and Contractor does not provide written notification to Company of such within [*****] after the date Contractor knows or should have known (in the exercise of due diligence) of such circumstances or events, [*****]. 6.3 CHANGES TO CONTRACT PRICE; DISPUTES. A Change Order initiated by either Party may have the effect of either increasing or decreasing the Contract Price. Any Contractor response to a Change Order under Section 6.1 and any Contractor request for Changes under Section 6.2, shall be accompanied by a description of the estimated cost of such change (separating materials, labor and overhead) to Company. In addition, in the event that Company and

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 39 - Doc. Ver. 07/15/2021 Confidential Contractor agree that Contractor is entitled to a Change Order but are unable to reach agreement on the terms of such a Change Order for a Change requested by either Company or Contractor pursuant to this Article VI, at the direction of Company (and only at the direction of Company), Company’s proposed Changes shall become effective as a Change Order and Contractor shall continue to perform the Work in accordance with such Change Order and the proposed Changes shall be performed by Contractor based upon a [*****], as determined by Company, pending resolution of the dispute pursuant to Article XVII. In connection with any dispute regarding a Change, Company shall have the right to audit and inspect Contractor’s records and accounts relating to any such Change, including composite rates for all labor and quantities and costs of material and equipment. 6.4 INFORMATION REQUESTS. Company may request that Contractor provide written information (prior to the issuance of a request for Changes) regarding the effect of a contemplated Change on pricing, scheduling, Warranty obligations or on other terms of the Contract Documents. The purpose of such a request will be to determine whether or not a Change will be requested. Contractor shall provide the requested information to Company within [*****] after the receipt of said request. Contractor will be allowed to reasonably delay its response to such request to the extent that fulfilling such request would significantly delay progress on the Work, unless Company agrees to extend the required completion date for the affected Milestone. Such an information request is not a Change Order and does not authorize Contractor to commence performance of the contemplated change in Statement of Work. 6.5 MINOR CHANGES. Company shall have the direct authority to issue clarifications and order minor changes in the Work, effected by written order, which do not involve any adjustment to the Contract Price or the Guaranteed Completion Date; provided that such clarifications and changes are consistent with the intent of the Contract Documents. Such clarifications and changes shall be binding on Company and Contractor. Contractor shall carry out such written orders promptly and Contractor shall receive no adjustment in the Contract Price nor shall there be any change to the Contract Documents. 6.6 CYBER REQUIREMENTS CHANGES. [*****]. ARTICLE VII. CONTRACT PRICE; PAYMENTS TO CONTRACTOR 7.1 CONTRACT PRICE. Company shall pay to Contractor the “Contract Price” set forth in the Purchase Order as full payment for all Work to be performed by Contractor under the Contract Documents. The Purchase Order shall allocate the Contract Price between (1) [*****] for Contractor’s obligation to engineer, design, procure, construct, test, install and start up the Project, within the time and for the purpose designated herein, achieve Final Acceptance, and comply with all of the Standard Service Package obligations set forth in this Agreement, payable as described below (the “EPC Price”), and (2) any Service Package Extension Fees. The Contract Price shall be subject to adjustment solely to the extent explicitly provided in this Agreement, including pursuant to Article VI. Except as expressly provided herein, payments of the EPC Price shall be made based on completion of milestones in accordance with the Milestone payments schedule as set forth in Exhibit A (each such payment, a “Milestone Payment”), subject to the terms and conditions hereof.

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 40 - Doc. Ver. 07/15/2021 Confidential 7.2 REQUESTS FOR PAYMENT. (a) Commencing after the Effective Date of this Agreement, upon the date which Contractor successfully achieves one or more of the Milestones as listed in the Milestone payments table, Contractor shall submit to Company a Request for Payment for the Milestone Payment payable upon the achievement of such Milestones; [*****], including the language providing for the Company’s additional assignment rights set forth in Section 15.9(b), with the only changes to such language being to conform the language to the applicable subcontract and which changes are acceptable to Company. Each Request for Payment shall be accompanied by a cover sheet summarizing the total amount invoiced to date, amounts previously invoiced and current invoice amount, and shall also recap the contract value, showing the original Contract Price, value of approved Change Orders and the revised Contract Price, and provide, for each Milestone in the Milestone payments table, (1) the amounts attributed to Milestones previously paid by Company, and (2) the amount attributed to Milestones for which the applicable Request for Payment is being submitted. (b) Each Request for Payment shall be accompanied by appropriate supporting documentation that the applicable Milestone has been achieved (which, in the case of the Substantial Completion and Final Acceptance Milestone, shall be the Substantial Completion Certificate and the Final Acceptance Certificate, respectively). (c) Following the completion of the applicable Milestone, provided that Contractor has delivered any amendments to the Payment Bond and Performance Bond required in accordance with Section 11.6 and all Lien waivers required in accordance with Section 7.5(c), Company shall pay, in accordance with the Purchase Order, to an account specified in a written notice by Contractor the amount that remains after the deduction from the payment requested of the following amounts: (i) any portion thereof that Company disputes in good faith as not being due and owing, (ii) any overpayment made by Company for any previous period, (iii) any Liquidated Damages (including interest thereon) and (v) any amounts withheld pursuant to Sections 7.4(c), 7.5(a) and (vi) any costs incurred by Company in enforcing any other provision hereof (including attorneys’ and other consultants’ fees) regardless of whether such provisions expressly provide for withholding or set-off. Company shall not be obligated to make more than [*****]. Disputes as to the completion of Work shall be resolved as soon as reasonably possible pursuant to Article XVII of this Agreement; provided, however, that Company shall be required to pay only those amounts for Work to be completed as set forth in the Milestone payments schedule during the month immediately following completion of such Milestone, except those amounts that are disputed in good faith, pending the resolution of such dispute pursuant to the terms of this Agreement. 7.3 SERVICE PACKAGE EXTENSION FEE. (a) Contractor may invoice Company for the Service Package Extension Fee for an Operating Year no earlier than [*****] prior to the beginning of that Operating Year. (b) Each invoice for the Service Package Extension Fee shall reference this Agreement and clearly set out the amount payable and the period in respect of which such amount is payable. (c) Not later than [*****] following receipt of an valid invoice for the Service Package Extension Fee, Company shall pay the invoiced amount to an account specified in by Contractor in the applicable invoice, without offset, except that Company shall have the right to deduct from any payment requested the following amounts: (i) any portion thereof that Company disputes in good faith as not being due and owing (provided that Company provides notice of such dispute, with a reasonably detailed explanation of the reason for such dispute and supporting documentation); (ii) in all cases, any undisputed overpayment made by Company for any previous period; and (iii) any overdue and unpaid Liquidated Damages (including interest thereon).

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 41 - Doc. Ver. 07/15/2021 Confidential 7.4 GENERAL PROVISIONS FOR PAYMENTS. (a) If applicable, any payment by Company shall be accompanied by a notice to Contractor specifying the amount of each deduction and setting forth the reason(s) why the deduction is justified. If undisputed amounts are due and unpaid by Company, Contractor shall be entitled to payment of such amount, plus interest thereon at the [*****] (established as of the first day of the month on the month payment is due) from the date that such amount should have been paid until the date of such payment; provided, however, any amounts disputed by Company shall not be subject to the interest thereon. NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT TO THE CONTRARY, FAILURE BY COMPANY TO PAY ANY AMOUNT DISPUTED IN GOOD FAITH, UNTIL RESOLUTION OF SUCH DISPUTE IN ACCORDANCE WITH THIS AGREEMENT, SHALL NOT ALLEVIATE, DIMINISH, OR MODIFY IN ANY RESPECT CONTRACTOR’S OBLIGATIONS TO PERFORM HEREUNDER, INCLUDING CONTRACTOR’S OBLIGATION TO MEET THE GUARANTEED COMPLETION DATE. (b) Failure or forbearance on the part of Company in withholding any amounts due under a Request for Payment or invoice shall not be construed as accepting or acquiescing to any disputed claims. In addition, the making of any payment by Company shall not constitute an admission by it that the Work covered by such payment (or any Work previously performed) is satisfactory or timely performed, and Company shall have the same right to challenge the satisfactoriness and timeliness of such Work as if it had not made such payment. If, after any such payment has been made, it is subsequently determined that Contractor was not entitled to all or a portion of any such payment, Contractor shall promptly refund all or a portion of such payment to Company with interest thereon at the Reference Rate (established as of the first day of the month in which the payment is due) from the date that Contractor received such payment to the date of refund. (c) Notwithstanding any other provision to the contrary contained herein, Company, in addition to its rights set forth in Section 7.5, [*****]; (v) Contractor’s, or any Subcontractor’s or Vendor’s failure to carry out the Statement of Work in accordance with the Contract Documents; or (vi) the occurrence of a Contractor Event of Default. Company shall release payments withheld pursuant to this Section 7.4(c) within [*****] from the date when Contractor cures all such breaches to the satisfaction of Company. (d) Each payment made pursuant to this Article shall be paid directly to Contractor. Such payment shall be wire transferred to an account or accounts designated by Contractor in its Request for Payment. 7.5 LIENS. (a) Provided Company has paid Contractor all undisputed amounts due to Contractor as required in this Agreement, within [*****] of receiving any notice of any Lien filed by any Subcontractor, or any Person working for, or through, Contractor or any Subcontractor, Contractor shall cause such Lien to be discharged or satisfied by bond. The expense of discharging or satisfying by bond any such Lien shall not be a part of the Contract Price payable to Contractor. If Company receives notice of any such Lien, Company shall provide notice thereof to Contractor. Contractor shall promptly commence all necessary proceedings to discharge or satisfy by bond any such Lien as soon as possible. Without limiting Contractor’s obligation to discharge or satisfy any Lien as required in this Section 7.5, Company shall have the right to retain and withhold from amounts payable to Contractor in an amount sufficient to indemnify Company against any such Lien until such time as Company becomes satisfied that such Lien is discharged or satisfied by bond.

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 42 - Doc. Ver. 07/15/2021 Confidential (b) As a condition precedent to the making of any payment hereunder, Contractor and each of its Substantial Subcontractors and Substantial Vendors shall provide Company with a certificate in the form attached hereto as Exhibit K and Exhibit K-1. Contractor shall provide such certificates simultaneously with each Request for Payment. (c) Acceptance by Contractor of the final payment shall constitute a release by Contractor of Company, Affiliates, and every officer and agent thereof from all Liens (whether statutory or otherwise and including mechanics’ or suppliers’ liens), claims and liability hereunder with respect to any Work performed or furnished in connection with this Agreement, or for any act or omission of Company or of any person relating to or affecting this Agreement, except claims which (i) Contractor does not have actual knowledge of at the time of such payment, (ii) accrue after the date of such payment or (iii) for which Contractor has delivered a dispute notice to Company. No payment by Company shall be deemed a waiver by Company of any obligation of Contractor under this Agreement. ARTICLE VIII. TITLE, RISK OF LOSS AND POSSESSION 8.1 CLEAR TITLE. Contractor warrants and guarantees that legal title to and the ownership of the Work delivered to Company pursuant to this Agreement (including all Equipment, patents, licenses, Drawings, Final Plans, operation and maintenance manuals and the Operating Spare Parts as required by the Statement of Work) shall pass to Company, free and clear of any and all Liens caused or created by Contractor, its Subcontractors or Vendors upon payment to Contractor of the portion of the Contract Price then actually due to Contractor in connection with the Request for Payment as provided in the Contract Documents; provided that for all Equipment, title shall pass to Company upon such payment only if title has previously been transferred to Contractor, otherwise, title shall pass to Company at such time as Contractor has acquired title to the Equipment, but in no event later than delivery of such Equipment to the Job Site. Notwithstanding anything to the contrary, the costs of unloading and transporting to the Job Site are included in the Contract Price. 8.2 RISK OF LOSS. (a) From the date of Contractor’s commencement of the Work at the Job Site until the Substantial Completion Date, Contractor shall have care, custody, and control of the Project and the Work, and hereby assumes the risk of loss for the Project and the Work, including: (i) any Equipment whether on or off the Job Site, (ii) all other Work completed on or off the Job Site and (iii) all Work in progress. All Equipment not yet incorporated into the ESS shall be stored in secured areas whether on or off the Job Site. Contractor shall bear the responsibility of preserving, safeguarding, and maintaining such Equipment and any other completed Work and Work in progress (including spare parts provided by Company). If any loss, damage, theft or destruction occurs to the Work, regardless of the cause, on or off the Job Site, for which Contractor has so assumed the risk of loss, Contractor shall promptly repair or replace the Project or the Work affected thereby and shall complete the Work in accordance with the Contract; provided that, subject to Contractor’s obligations pursuant to Section 9.12, Company shall cooperate with Contractor in obtaining the proceeds of the Builder’s Risk Insurance Policy required to be maintained pursuant to Section 9.1(i). Contractor shall be solely responsible for all damage, loss, liability and costs incurred that are not paid by the insurer under the Builder’s Risk Insurance Policy in connection with repair or replacement of the Project or the Work, including any Builder’s Risk Insurance Policy deductibles, and any such costs shall not be reimbursed by the Company. Contractor assumes risk of loss at all times for Contractor’s Equipment. To the extent that any physical loss or damage to the pre-existing property results from Contractor’s negligent acts or omissions, and/or failure to comply with the requirements of the Contract Documents, whether or

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 43 - Doc. Ver. 07/15/2021 Confidential not such pre-existing property is insured, Contractor shall (i) bear all of the cost and expense of replacing or repairing such physical loss or damage; or (ii) be responsible, at its sole cost and expense and without reimbursement from Company, for Company’s property insurance policy deductible [*****] for insured claims plus any additional costs for replacing or repairing such physical loss or damage that are not paid for by such property insurance. (b) Risk of loss for the Project and the Work shall pass to Company (excluding Contractor Equipment not incorporated into the Work and other items to be removed by Contractor, which shall remain the responsibility of Contractor) until 11:59 pm, Pacific Time, on the Substantial Completion Date. Subject to the foregoing, from and after the date of the transfer of risk of loss (a) Company shall generally assume all risk of physical loss or damage thereto, and all responsibility for compliance by the ESS with applicable safety and environmental laws, and all other Applicable Laws. However, if any portion of the Project or the Work is damaged or destroyed after the Substantial Completion Date due to any negligent or intentional act or omission of Contractor, then Contractor shall (i) bear all of the cost and expense of replacing or repairing such physical loss or damage; or (ii) be responsible, at its sole cost and expense and without reimbursement from Company, for Company’s property insurance policy deductible [*****] for physical loss or damage to the Project and the Work plus any additional costs for replacing or repairing such physical loss or damage that are not paid for by such property insurance. Company waives its right to claim a loss against Contractor to the extent that physical loss or damage to the Project or Work is paid for by property insurers, and property insurers waive their rights of subrogation against Contractor as to such payment. ARTICLE IX. INSURANCE 9.1 CONTRACTOR INSURANCE POLICIES. Upon execution of this Agreement and continuing through the Final Acceptance Date or Termination of this Agreement, whichever is later (except as otherwise provided below in this Section 9.1), Contractor shall, at its sole cost and expense, obtain and maintain in effect those insurance policies and minimum limits of coverage as specified below and such additional coverage as may be required by applicable law (the “Contractor Insurance Policies”). In no way do these minimum insurance requirements limit or relieve Contractor of the obligations assumed elsewhere in this Agreement, including Contractor’s defense and indemnity obligations. By requiring these minimum insurance requirements, Company is not expressing or implying that such requirements are sufficient for the Project or the Work, and Contractor shall be solely responsible for assessing the sufficiency of the types and limits of insurance for the Project and the Work. (a) Workers’ Compensation Insurance with statutory limits, as required by and that complies with the laws of the state having jurisdiction over Contractor’s employees, or the state in which the Work is performed and any other jurisdictions as may be applicable to its operations, and includes an alternate employer endorsement. Contractor expressly agrees to comply with all provisions of the Workers’ Compensation Laws or similar employee benefit laws of the United States, and Employers’ Liability Insurance in the amount of: (1) Bodily Injury by accident – [*****] each accident (2) Bodily Injury by disease – [*****] policy limit (3) Bodily Injury by disease – [*****] each employee The Employers’ Liability Insurance shall not contain an “Occupational Disease” exclusion.

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 44 - Doc. Ver. 07/15/2021 Confidential (b) Commercial General Liability Insurance, written on an “occurrence,” not claims-made, basis covering third-party liability caused by or arising out of any operations by or on behalf of Contractor under the Agreement, including coverage for third-party bodily injury; property damage (including property damage to third-party property in Contractor’s care, custody, or control, and third-party property over which Contractor is exercising physical control); personal and advertising injury; products/completed operations (maintained for a period of [*****] from the Final Acceptance Date or termination of this Agreement, whichever is later); and (i) liability of Contractor that would be imposed in the absence of the Agreement or (ii) liability assumed by the Contractor in a contract or agreement that is an "insured contract” (applicable to damages and indemnities set forth in this Agreement). Any “Professional Liability” exclusion must except contractor means and methods. The “your work” exclusion must except damaged work or the work out of which the damage arises that is performed by a subcontractor of the insured. Such insurance shall be in limits of [*****] per occurrence, [*****] Products/Completed Operations aggregate limit dedicated to the Project, and [*****] general aggregate limit dedicated to the Project. Defense costs shall be outside of policy limits. The aggregate limits shall apply separately to the Project through the use of a designated project aggregate limit of insurance endorsement. Such insurance shall: (a) contain cross liability and severability of interests provisions; (b) contain coverage for Premises and Operations Liability (including explosion, collapse, and underground hazard), and (c) provide coverage that is equivalent in scope to or broader than the coverage provided by ISO form CG 00 01. If Contractor’s Services involve the use of cranes, such coverage shall include riggers coverage for any operations performed by or on behalf of Contractor. Contractor shall continue to maintain the policy for [*****] following Final Acceptance by Company or termination of this Agreement, whichever is later, or shall include supplemental extended reporting period coverage for not less than [*****] after Final Acceptance or termination of this Agreement, whichever is later. (c) Automobile Liability Insurance, covering bodily injury and property damage liability caused by the use of Contractor’s owned, hired or non-owned automotive in the performance of the Scope of Work under this Agreement with a combined single limit of not less than [*****] per occurrence or accident or the amount required by Applicable Law, whichever is greater. (d) Umbrella Liability or Excess Liability Insurance, written on a following-form policy (terms at least as broad as the underlying coverage) and on an occurrence basis, and not claims-made basis, providing coverage excess of the underlying Employer’s Liability, Commercial General Liability, and Commercial Automobile Liability insurance, with limits of [*****] per occurrence and [*****] annual aggregate using, at Company’s discretion and acceptance, either (i) Contractor’s corporate insurance program, or (ii) Contractor’s project-specific insurance dedicated solely to the Project; if a project-specific insurance policy is procured, Contractor shall ensure that it has limits of [*****] per occurrence and in the aggregate with a reinstatement provision whereby the project policy aggregate limit shall be reinstated if it becomes eroded due to claims incurred during the policy period or any extended reporting period. At the Contractor’s request, the Company may reduce the limits in this paragraph 9.1d on a case-by-case basis to facilitate Contractor’s hiring of necessary Substantial Subcontractors. Such insurance shall be maintained for not less than [*****] after Final Acceptance by Company or termination of this Agreement, whichever is later, or shall include supplemental extended reporting period coverage for not less than [*****] after Final Acceptance or termination of this Agreement, whichever is later. (e) For Contractor and Subcontractors performing engineering, architecture, design or similar professional services Work, Professional Liability (Errors and Omissions) Insurance covering negligent acts, errors and omissions and wrongful acts in the performance of such professional services, including supervisory services. Such insurance shall have limits of not less than [*****] per claim and in the annual aggregate using, at Company’s discretion and acceptance, either (i) Contractor’s corporate insurance program, or (ii) Contractor’s project-specific insurance dedicated to the Project; if a project-specific insurance policy is procured for the Term of this Agreement, then limits of [*****] per claim and in the

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 45 - Doc. Ver. 07/15/2021 Confidential aggregate with a reinstatement provision whereby the Contractor shall trigger reinstatement should the project policy aggregate limit become eroded due to claims incurred during the policy period. The review and approval of the design portions of the Work by Company shall not constitute a release of Contractor's or any Subcontractor's liability for any negligent acts, errors or omissions or wrongful acts associated therewith. Such insurance shall have a retroactive date that equals or precedes the Effective Date of this Agreement. This insurance shall be maintained for not less than [*****] after Final Acceptance by the Company or termination of this Agreement, whichever is later, or shall include supplemental extended reporting period coverage for not less than [*****] after Final Acceptance by the Company or termination of this Agreement, whichever is later. (f) For Contractor and Subcontractors performing Work involving Hazardous Material, Contractors Pollution Liability Insurance, with limits of not less than [*****] each occurrence or each claim and in the annual aggregate using, at Company’s discretion and acceptance, either (i) Contractor’s corporate insurance program, or (ii)Contractor’s project-specific insurance dedicated to the Project, covering losses caused by pollution conditions that arise from the operations of the Contractor or Subcontractors, including coverage for the following: (i) bodily injury, sickness, disease, mental anguish or shock sustained by any person, including death; (ii) property damage including physical injury to or destruction of tangible property including the resulting loss of use thereof, clean-up costs, and the loss of use of tangible property that has not been physically injured or destroyed; (iii) defense including costs, charges and expenses incurred in the investigation, adjustment or defense of claims for such compensatory damages; and (iv) natural resource damage, remediation costs (including on-site and off-site), restoration costs, emergency response costs, completed operations, transportation/movement of materials to or from the Project site (including loading and unloading), non-owned disposal sites. There shall be no exclusion or limitation for lead, naturally occurring hazardous substances, or contractual liability. Such insurance shall apply separately to each insured against whom a claim is made or suit is brought, except with respect to the limits of the insurer’s liability and provided that any failure to comply with reporting or other provisions, including breaches of warranties, shall not affect coverage provided to any other insureds. If a project-specific insurance policy is procured for the Term of this Agreement, then such insurance shall include a reinstatement provision whereby the Contractor triggers reinstatement should the project policy aggregate limit become eroded due to claims incurred during the policy period. Such insurance shall have a retroactive date that equals or precedes the Effective Date of this Agreement. This Insurance shall be maintained for not less than three [*****] after Final Acceptance by the Company or termination of this Agreement, whichever is later, or shall include supplemental extended reporting period coverage for not less than [*****] after Final Acceptance by the Company or termination of this Agreement, whichever is later. (g) Inland Marine "Property or Equipment Floater" Insurance covering all risk of physical damage to Contractor’s Equipment, including all property, apparatus, tools, structures, supplies, materials, equipment and other goods, and mobile construction equipment, owned, hired, rented or leased by Contractor and/or provided for use at the Job Site by Contractor or its Subcontractors or Vendors to perform Work while it is located at the Site or located at temporary off-site storage or staging areas, or while in land-based transit to the Site within the continental United States. Coverage shall apply to such Contractor’s Equipment for the full replacement cost value of such equipment. (h) Ocean Marine Cargo Insurance, if applicable to the Scope Of Work, for any supplies, machinery, Equipment, and other property intended to be permanently incorporated into the Project to be transported by ocean going vessels, unless such property is already insured by Contractor or other party under Incoterms 2010 rules or Incoterms 2000 rules. (i) Builder’s Risk Insurance. Within [*****] after Contractor notifies Company in writing that it will construct improvements at, or deliver supplies, materials or Equipment to the Job Site that may be insurable pursuant to a builder’s risk insurance policy but not later than the date that any such activities

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 46 - Doc. Ver. 07/15/2021 Confidential are performed at the Project, and continuing through the Substantial Completion Date, Contractor shall obtain and maintain in force a Builder’s Risk Insurance Policy (the “Builder’s Risk Policy”). The Builder’s Risk Policy shall name Company (and any Affiliate that Company may request in writing be named as an insured), Contractor, and Subcontractors of any tier performing Work at the Job Site as named insureds, shall cover the Project, including all supplies, materials, Equipment, machinery, and other property intended to be permanently incorporated into the Project for which title or risk of loss shall have passed at the time of loss to an insured. Coverage shall be on an “all risk” basis, and shall not be less than 100% of the replacement cost value of the Project for physical damage, loss, or destruction to the Project and related expenses, and may also contain aggregate sub-limits for losses due to the perils of earthquake (including sinkhole), flood, as well as other sub-limits. Coverage shall apply to such Project property while it is located at the Job Site or located at temporary off-site storage or staging areas, or while in land-based transit to the Job Site within the continental United States, and shall include expediting expense coverage. The Builder’s Risk Policy shall insure resulting damage from faulty workmanship, design, or materials. Company shall be named as loss payee. Company and Contractor agree to waive all rights of recovery against each other and Subcontractors for damages caused by fire and other perils to the extent paid by the Builder’s Risk Policy. Contractor shall cause the Builder’s Risk insurer to waive all rights of subrogation against Company, and shall cause Subcontractors to waive all rights of recovery against Company to the extent paid by the Builder’s Risk Policy. Contractor shall provide Company with a copy of the Builders Risk Policy prior to commencing any Work, or as soon thereafter as the policy becomes available with Contractor’s diligence in which case Contractor shall also provide Company with a proposed policy form or other documentation of the terms and conditions of the policy prior to commencing any Work. Company shall have the right to review the Builders Risk Policy including, without limitation, with respect to covered property, limits and sub-limits, exclusions, and coverage extensions, to ensure that the policy adequately insures the Project and the Work. (j) Contractor shall have Cyber Insurance covering (a) liability arising from theft, dissemination and/or use of Confidential Information stored or transmitted in electronic form and (b) liability arising from the introduction of a computer virus into, or otherwise causing damage to, a customer’s or third-person’s computer, computer system, network or similar computer related property and the data, software and programs stored thereon. Such insurance will be maintained with limits of no less than [*****] per claim and in the annual aggregate, and may be maintained on a stand-alone basis, or as part of the required Errors and Omissions coverage. This insurance shall have a retroactive date that equals or precedes the Effective Date of this Agreement. Contractor shall maintain such coverage until the later of: (1) a minimum period of [*****] following termination or completion of the applicable Purchase Order, or (2) until Contractor has returned or destroyed all Company Data in its possession, custody or control, including any copies maintained for archival or record-keeping processes. 9.2 FORM OF CONTRACTOR INSURANCE POLICIES. (a) Contractor shall be solely obligated, and Company shall bear no obligation, to pay any and all premiums, deductibles, retentions, co-pays, or other charges applicable to any of the Contractor Insurance Policies. (b) Additional Insured: Contractor shall name Company and any other designated Affiliates of Company, and any other Person designated by Company with respect to the Project (including their respective officers, directors and employees), as additional insureds under the Contractor Insurance Policies specified in Section 9.1(b), (c), (d) and (f), and with regard to the insurance specified in Section 9.1(b), the additional insured coverage shall include ongoing operations and products/completed operations coverage. (c) Primary/Non-Contributory: Regardless of any conflicting provision in Contractor’s policies to the contrary, Contractors Insurance Policies (i) required in Section 9.1(b) and (c) shall apply as

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 47 - Doc. Ver. 07/15/2021 Confidential primary insurance to, and without a right of contribution from, any other insurance or self-insurance program maintained by or afforded to Company and any other designated Affiliates of Company, and any other Person designated by Company with respect to the Project (including their respective officers, directors and employees); (ii) required in Section 9.1(d) shall apply as primary insurance to any other insurance or self-insurance program maintained by or afforded to Company and any other designated Affiliates of Company, and any other Person designated by Company with respect to the Project (including their respective officers, directors and employees); (iii) required in Section 9.1(a) shall apply without a right of contribution from, any other insurance or self-insurance maintained by or afforded to Company and any other designated Affiliates of Company, and any other Person designated by Company with respect to the Project (including their respective officers, directors and employees). (d) Waiver of Subrogation: Contractor and its insurers of the coverages specified in Section 9.1, except for Section 9.1(e), shall be required to waive all rights of recovery from or subrogation against Company and any other designated Affiliates of Company and any other Person designated by Company with respect to the Project (including their respective directors, officers and employees). Contractor shall require the issuers of such Contractor Insurance Policies to waive all rights of subrogation. (e) Contractor shall be responsible for additional costs associated with modifying inadequate coverage, terms and conditions to meet the requirements of this Agreement. Contractor shall comply with all the conditions stipulated in each of the insurance policies. Contractor shall make no material alteration to the terms of any insurance required herein without the prior written approval of Company. If an insurer makes (or purports to make) any such alteration, Contractor shall notify Company immediately. If any such notice is sent from an office outside the United States, it will be sent by international courier. 9.3 QUALIFIED INSURERS. All Contractor Insurance Policies shall be written by insurers that are authorized to do business in the state in which the Work is to be performed, and rated [*****] or higher by [*****]. 9.4 CERTIFICATES OF INSURANCE. Contractor shall provide Company with certificates of insurance, in form and substance acceptable to Company, evidencing and describing Contractors Insurance Policies and endorsements maintained hereunder within [*****] of commencement of the Work, but in no event later than the date Contractor enters the Job Site, or upon issuance of such policies, if earlier, and on each issuance anniversary while such insurance is in effect. Contractor shall provide Company written notice at least [*****] in advance of any change in, non-renewal of or cancellation of such insurance policies. The certificates of insurance shall evidence and describe the insurance policies and endorsements, including the requirements for additional insured, primary/non-contributory and waiver of subrogation as described in Section 9.2. Notwithstanding anything to the contrary contained herein, evidence of such coverage shall be provided to Company as a condition precedent to Initial Site Mobilization. 9.5 INSPECTION OF CONTRACTOR’S INSURANCE POLICIES. Contractor shall provide Company with complete copies of all (i) Project specific Contractor Insurance Policies prior to commencing any Work, or as soon thereafter as each policy becomes available with Contractor’s diligence in which case Contractor shall also provide Company with a proposed policy form or other documentation of the terms and conditions of that policy prior to commencing any Work; and (ii) corporate-wide Contractor Insurance Policies promptly upon request of the Company in the event of an insured or potentially insured claim or loss. If policies have not been secured on a Project-specific basis, Contractor may redact proprietary information not relevant to the scope, terms, or conditions of coverage

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 48 - Doc. Ver. 07/15/2021 Confidential prior to transmission. Contractor shall, when so requested by Company, promptly produce confirmation of premium payments for such policies. Company’s receipt, non-objection, or approval of certificates of insurance, policy endorsements, copies of insurance policies, and any other insurance-related documentation from Contractor with respect to the Contractor Insurance Policies shall not be deemed an agreement or acknowledgement by Company that Contractor has fulfilled its obligations under this Article IX, nor shall it relieve Contractor of such obligations, which obligations shall remain in full force. 9.6 SUBCONTRACTORS’ INSURANCE. Before permitting any of its Subcontractors to perform any Work at the Job Site, Contractor shall obtain a certificate of insurance from each such Subcontractor evidencing that such Subcontractor has obtained the same types of insurance, except as set forth in section 9.1(d) and limits required of Contractor, subject to Company’s agreement to reasonable changes to types of insurance or limits based upon the scope of Work of each Subcontractor. All policies of Subcontractors shall (i) include a waiver of any right of subrogation of the insurers thereunder against Company and Contractor and any right of the insurers to set- off or counterclaim, offset or any other deduction, whether by attachment or otherwise, in respect of any liability of any such Person insured under such policy, and (ii) name Company and Contractor as additional insureds for both ongoing operations and products/completed operations coverage. Subcontractors shall provide the types of insurance set forth in Section 9.1 (a), (b), (c), and, where applicable, (e) and (f), with limits and upon conditions as are customarily and normally provided in the power transmission industry. Vendors shall provide the types of insurance, with limits and upon conditions, as are customarily and normally provided in the power transmission industry. Contractor shall, in its subcontracts, obligate each of its Subcontractors to provide to Company and Contractor complete copies of all Subcontractor procured insurance policies promptly upon request by Company or Contractor. 9.7 REMEDY ON FAILURE TO INSURE; INSURANCE INDEMNIFICATION. Contractor shall not be entitled to any payment under the Agreement if it is not in compliance with all of its obligations with respect to the Contractor Insurance Policies as specified in this Article IX. If Contractor shall fail to obtain and keep in force all Contractor Insurance Policies, Company may, without limiting any other remedy it may have available under this Agreement or otherwise at law or equity, obtain and keep in force any such insurance and pay such premium or premiums as may be necessary for that purpose and recover from Contractor whether by way of deduction, offset or otherwise the cost of obtaining and maintaining such insurance. If Contractor fails to comply with any of the provisions of this Article IX, Contractor, among other things and without restricting Company’s remedies under the law or otherwise, shall, at its own cost and expense, provide insurance as an insurer would in accordance with the terms and conditions above. With respect to the required Contractor Insurance Policies, Contractor shall provide a current, full and complete defense to the Company, its subsidiaries and affiliates, and their respective officers, directors, shareholders, agents, employees, assigns, and successors in interest, in response to any claim in the same manner that an insurer would have, had the insurance been maintained in accordance with the terms and conditions set forth above. 9.8 MANAGEMENT OF INSURANCE POLICIES. Contractor shall be responsible for (a) managing and administering all Contractor Insurance Policies, including the payment of all deductibles and self-insured retention amounts, and (b) except for Company’s rights under the Builder’s Risk Policy, or as Company may otherwise direct, the filing of all claims and the taking of all necessary and proper steps to collect any proceeds on behalf of the relevant insured Person. Contractor shall immediately report to Company in writing the occurrence of any injury, loss, or damage at or to the Project or arising from the Work, including damage to property and bodily injury that might reasonably give rise to a loss or claim exceeding [*****]. Contractor shall at all times

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 49 - Doc. Ver. 07/15/2021 Confidential keep Company informed of the filing and progress of any such loss or claim. In the event Contractor collects proceeds on behalf of other Persons, it shall ensure that these are paid directly from the insurers to the relevant Person and, in the event that it receives any such proceeds, it shall, unless otherwise directed by Company, pay such proceed to such Party forthwith and prior thereto, hold the same in trust for the recipient. 9.9 COMPANY INSURANCE POLICIES. Prior to the Initial Site Mobilization by Contractor and continuing through the Final Acceptance Date, Company shall obtain and maintain in force with responsible and reputable insurance carriers, the following insurance of the types set forth below; provided, however, Company may self-insure any or all of such coverages, and the terms, conditions, and limits of such insurance shall be determined in Company’s sole discretion: (a) Workers’ Compensation covering all of Company’s employees, and Employers’ Liability covering all of Company’s employees; (b) General Liability Insurance in limits and on terms that Company deems reasonable; and (c) Property Insurance. After Substantial Completion and until Final Acceptance or the termination of this Agreement, whichever comes first, Company shall provide property insurance for the Project in an amount and on terms that Company deems appropriate. (d) Other Company Policy Provisions. Prior to the initial site mobilization by Contractor, Company shall provide Contractor with a certificate of insurance evidencing those policies set forth in this Section 9.9. As it applies to this Agreement, Company-provided insurance required pursuant to this Section 9.9 shall: (i) provide a waiver of subrogation in favor of Contractor for the insurance in Sections 9.9(a), (b) and (c); (ii) unless otherwise noted and where applicable, provide that all amounts of coverage, deductibles and claims payments be in Dollars; and (iii) shall not be inclusive of coverage of Contractor Equipment or any Subcontractor’s mobile equipment, tools or other equipment similar to Contractor Equipment. 9.10 CONTRACTOR’S ASSISTANCE. In the event a loss is sustained under any of Company’s policies, such loss will be adjusted by Company with the insurance companies. Contractor will assist Company in the adjustment of losses and shall cooperate fully and expeditiously with Company in Company’s pursuit of insurance coverage. Contractor shall replace or repair any loss or damage and complete the Work in accordance with the Contract Documents (subject to any right, if any, Contractor may have to receive compensation therefor under this Agreement). Contractor shall provide all Drawings, Final Plans, certificates and other information that Company or its insurers may reasonably require. Contractor shall with all due diligence comply with the conditions of Company’s insurance policies and all reasonable requirements of the insurers in connection with the settlement of claims, the recovery of losses and the prevention of accidents and shall bear, at its sole cost and expense and without reimbursement hereunder, the consequences of any failure to do so. Contractor shall ensure, by contractually obligating each of its Subcontractors in their subcontracts, that each Subcontractor shall provide such cooperation to Company. Cooperation, as used in this section, includes providing access to non-privileged documents, and to employees with knowledge of the facts or circumstances, relevant to the pursuit of such insurance coverage. The parties will bear their respective costs in cooperating in the pursuit of such insurance coverage. The duty to cooperate shall survive any termination of the Agreement.

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 50 - Doc. Ver. 07/15/2021 Confidential 9.11 REPAIR OR REPLACEMENT COST RESPONSIBILITY OF CONTRACTOR. Until the Substantial Completion Date, Contractor shall have the risk of loss to the Project in accordance with Section 8.2 and full responsibility for the cost of replacing the loss of or repairing the damage to any portion of the Project, including all Equipment, regardless of whether Company has title thereto under this Agreement, except to the extent such loss or damage is the result of gross negligence or willful misconduct of Company. 9.12 RESPONSIBILITY FOR SAFE DELIVERY OF MATERIALS OF CONTRACTOR. In addition to Section 8.2, Contractor shall comply with all insurer requirements set forth in all policies or other insurer requirements or recommendations, including inland transport and ocean marine cargo insurance policies. 9.13 NO LIMITATION ON LIABILITY. Nothing in this Article IX shall be deemed to limit Contractor’s liability under the Contract Documents regardless of the insurance coverages required by this Article. No limitation of liability provided to Contractor under the Contract Documents is intended nor shall run to the benefit of any insurance company or in any way prejudice, alter, diminish, abridge or reduce, in any respect, the amount of proceeds of insurance otherwise payable or available to Company or Contractor under Contractor Insurance Policies, it being the intent of the Parties that the full amount of such insurance be actually available notwithstanding any limitation of liability contained in the Contract Documents, if any. In the event that Contractor procures a Contractor Insurance Policy with limits greater than that required under this Agreement, the higher limits of that policy shall apply, regardless of any provision in such policy seeking to limit the insurer’s obligation to the lower limits set forth in this Agreement. Company assumes no responsibility for the solvency of any insurer or the failure of any insurer to settle any claim. 9.14 CANCELLATION OF CONTRACTOR INSURANCE POLICIES. Should any insurer that issues any of the Contractor Insurance Policies withdraw or cancel its policy, or should any such insurer become insolvent, make an assignment for the benefit of creditors, or file for or be placed into bankruptcy, run-off, receivership, or liquidation, (a) Contractor shall promptly give Company written notice thereof, (b) Contractor shall promptly replace such insurance through another insurer acceptable to Company, and (c) Company shall have no obligation to make payment to Contractor until Contractor has complied with subpart (b) above. ARTICLE X. TESTS, SUBSTANTIAL COMPLETION AND FINAL ACCEPTANCE 10.1 GENERAL. (a) All Tests conducted by either Party shall be in accordance with the Contract Documents, applicable manufacturers’ instructions and Warranty requirements, Applicable Laws, Applicable Permits, Prudent Industry Practices and any and all applicable rules. Except as otherwise provided in this Agreement, the Party performing the Tests shall provide the other Party with at least [*****] advance written notice of the Tests. Company and its respective authorized representatives or third parties, shall have the right to inspect the Work and to be present during the Tests performed by Contractor. The Party performing the Test shall provide a written report of the Test results to the other Party immediately upon such report becoming available to the Party performing the Test.

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 51 - Doc. Ver. 07/15/2021 Confidential (b) Prior to performing any Test, Contractor shall deliver to Company a written notice thereof (a “Test Notice”) specifying a date for commencement of any or all of the Tests. Contractor shall deliver a Test Notice at [*****] prior to the commencement of any Test. Company shall, within [*****] after its receipt of such Test Notice, deliver to Contractor a written notice (i) accepting such Test Notice or (ii) denying that the prerequisites for performing such Test have been completed and stating the facts upon which such reasonable denial is based. Upon receipt of such notice, Contractor shall take such action as is appropriate to remedy the conditions described in such notice from Company. Following any such remedial action, Contractor shall deliver to Company a new Test Notice conforming to the requirements of this paragraph (b), and the provisions of this paragraph (b) shall apply with respect to such new Test Notice in the same manner as they applied with respect to the original Test Notice. The foregoing procedure shall be repeated as often as necessary until Company no longer rejects the Test Notice; provided, however, if Contractor is required to notify following receipt of Company’s written notice in which Company denies that the prerequisites for performing a task have been completed, such re-notification may be given within [*****] of such notice by Company, and Company shall have [*****] following the receipt of such resubmitted notice to file written objections as described above. Contractor shall reschedule Tests as requested by Company to reasonably accommodate the schedules of Persons whom Company deems necessary to attend the Tests. Contractor shall promptly notify Company of any proposed change in the schedule of Tests and may not conduct any such test under such proposed changed schedule unless Company receives reasonable advance notice of the actual date of commencement of such rescheduled test. Contractor shall reimburse Company for all additional direct costs reasonably and necessarily incurred by Company due to Contractor’s failure to provide written notice in accordance with this Section 10.1(b) or due to Contractor’s failure to prepare any portion of the Work for inspections or testing after having provided notice to Company of any such inspection or test. 10.2 PERFORMANCE TESTS. No Performance Tests will be performed unless the Project (a) is capable of being energized and operated safely, normally and continuously in accordance with the requirements of the Contract Documents at all operating conditions and modes specified in the Statement of Work (although minor portions of the Project not essential to its safe, continuous and reliable operation may remain to be completed), and (b) is ready for the Performance Tests to be performed in accordance with the Contract Documents. The Performance Tests shall be performed by Contractor or Company, as set forth in Exhibit D, with the cooperation of the other Party. Contractor acknowledges and agrees that Company may engage third parties to assist with or conduct the Performance Tests. Each Performance Test shall be conducted in accordance with the terms of the Contract Documents, including the Statement of Work, after complying with the notice provisions of Section 10.1(b). If the Project achieves the Performance Requirements, Contractor shall, upon satisfaction of the other requirements to Substantial Completion, submit a notice of Substantial Completion in accordance with Section 10.4(a). If the Project fails all or any part of the Performance Tests, Contractor shall take appropriate corrective action and the Performance Tests shall be performed again. If the Project fails all or any part of the retest, Contractor shall take appropriate corrective action and the Performance Tests shall be repeated. If Contractor fails to achieve the Performance Requirements and satisfy all of the other requirements of Substantial Completion on or prior to the Guaranteed Completion Date, Contractor shall pay Schedule Liquidated Damages in accordance with Section 11.2 hereof. In addition, the Performance Tests shall be repeated in accordance with this Section 10.2 during the applicable time periods set forth in Section 11.1. 10.3 PUNCH LIST. (a) At all times during performance of the Work, Contractor shall maintain a list setting forth parts of the Work which remain to be performed in order to confirm that the Work fully complies with the terms of the Contract Documents. Contractor shall promptly provide a copy of such list to Company upon

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 52 - Doc. Ver. 07/15/2021 Confidential request. Contractor shall make such revisions to such list as and when requested by Company from time to time. (b) No later than [*****] after the Substantial Completion Date, Contractor shall prepare and submit to Company a comprehensive list (the “Punch List”) of items to be completed for the Project to reach Final Acceptance. Contractor shall make such revisions to the Punch List as and when requested by Company from time to time. However, Contractor shall not be obligated to include any items on the Punch List if such items: (i) directly relate to any part of the Work for which Company has taken operational care, custody and control and (ii) are submitted by Company more than [*****] after Company took operational care, custody and control over such part of the Work. (c) Upon request of Company, the Parties shall reasonably agree upon the commercial value of all items on the Punch List that have not been completed. The Parties agree that with respect to Punch List items that remain uncompleted and which are preventing Final Acceptance, it may be more expedient for Company to complete such Punch List items, at its election and option. If the Parties are able to agree upon the commercial value of all items on the Punch List, and Company so elects, at its sole discretion, Company may, in lieu of requiring Contractor to complete the Punch List items, require Contractor to pay to Company an amount equal to [*****] of the commercial value of the remaining Punch List items as agreed upon by Company. Company shall have the right to offset such amount owed by Contractor against any amounts owed by Company to Contractor at Final Acceptance, or otherwise under the Contract Documents. 10.4 SUBSTANTIAL COMPLETION. (a) After Contractor determines that all of the requirements for Substantial Completion have been completed, Contractor shall provide written notice thereof to Company. (b) Within [*****] following receipt by Company of such notice of Substantial Completion, Company shall notify Contractor in writing whether or not Contractor has fulfilled the requirements of Substantial Completion. If Contractor has fulfilled the requirements of Substantial Completion, Company shall notify Contractor that it has achieved Substantial Completion. If Contractor has not fulfilled such requirements for Substantial Completion, Company shall specify in such notice to Contractor in reasonable detail the reasons for determining that the requirements for Substantial Completion have not been met. Contractor shall promptly act to correct such deficiencies so as to achieve Substantial Completion as soon as possible (and no later than by the Guaranteed Completion Date if such date has not already passed). Following any such remedial action, Contractor shall deliver to Company a new notice of Substantial Completion and the provisions of this Section 10.4(b) shall apply with respect to such new Substantial Completion notice in the same manner as they applied to the original Substantial Completion notice. The foregoing procedure shall be repeated as often as necessary, so long as Contractor is paying when due Schedule Liquidated Damages (if applicable), until Substantial Completion has been achieved. The date on which Substantial Completion is achieved by Contractor shall be the “Substantial Completion Date.” 10.5 FINAL ACCEPTANCE OF THE ESS. Contractor shall achieve Final Acceptance within [*****] after the Substantial Completion Date. After achieving Substantial Completion in accordance with Section 10.4, when Contractor determines that all of the requirements for Final Acceptance have been completed (other than execution of the Final Acceptance Certificate by Company), or when Contractor has elected to or is required to declare Final Acceptance pursuant to this Section 10.5, Contractor shall submit a proposed Final Acceptance Certificate, in substantially the form attached hereto as Exhibit C, to Company. As soon thereafter as reasonably practicable, a team consisting of representatives of Company and Contractor shall make a final inspection

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 53 - Doc. Ver. 07/15/2021 Confidential of the ESS. Within [*****] following such final inspection, Company shall notify Contractor in writing whether Contractor has fulfilled the requirements of the Contract Documents to reach Final Acceptance (other than execution of the Final Acceptance Certificate by Company). If such requirements have been fulfilled, Company will execute the proposed Final Acceptance Certificate. If the requirements for Final Acceptance have not been fulfilled, then Company shall deliver a written notice to such effect to Contractor describing in reasonable detail the deficiencies noted and corrective action recommended, including projected target dates for the completion of such incomplete or remedial Work. Contractor shall promptly act to correct any such deficiencies. The procedure set forth in this Section 10.5 shall be repeated as necessary, until the earlier of (i) Contractor has fulfilled the requirements for the issuance of the Final Acceptance Certificate and Company executes such certificate or (ii) termination of this Agreement. 10.6 CHANGES IN GUARANTEED DATES. Except as otherwise set forth herein, no action by Company or Contractor (unless Company specifically agrees to the contrary) required or permitted under this Article X shall affect the Guaranteed Completion Date or any other scheduled date described or defined under the terms of the Project Schedule or other Contract Document. ARTICLE XI. CONTRACTOR GUARANTEES AND LIQUIDATED DAMAGES 11.1 COMPLETION GUARANTEE. (a) Contractor hereby guarantees that Substantial Completion will occur no later than the Guaranteed Completion Date. (b) Subject to Company’s other rights as set forth in this Agreement and subject to the provisions of this Section 11.1, in the event that Substantial Completion occurs after the Guaranteed Completion Date but Contractor achieves Substantial Completion within sixty (60) Days after the Guaranteed Completion Date, Contractor shall pay and Company shall accept as its sole remedy for each and every day of such delay after the Guaranteed Completion Date the Schedule Liquidated Damages described in Section 11.2. (c) If and in the event Contractor fails to achieve Substantial Completion within sixty (60) Days of the Guaranteed Completion Date, then (i) Contractor shall be considered in default, and may, at Company’s sole and exclusive discretion, be terminated in accordance with Article XV of this Agreement, and (ii) Contractor shall continue to pay the Schedule Liquidated Damages described in Section 11.2 until the exhaustion of the aggregate amount of Schedule Liquidated Damages, payable by Contractor hereunder in accordance with Section 11. 4(c). 11.2 SCHEDULE LIQUIDATED DAMAGES. (a) Company and Contractor acknowledge and agree that any failure to achieve Substantial Completion for the Project by the Guaranteed Completion Date will directly cause substantial damage to Company, which damage cannot be ascertained with reasonable certainty. If Contractor fails to achieve Substantial Completion for the Project by the Guaranteed Completion Date, subject to Section 11.4(c), it shall pay to Company, as liquidated and agreed damages and not as a penalty, an amount (collectively, the “Schedule Liquidated Damages”) as set forth in Exhibit R for each applicable Day (or portion thereof) as set forth in such Exhibit R that Substantial Completion is delayed beyond the Guaranteed Completion Date, commencing with the first Day following the Guaranteed Completion Date.

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 54 - Doc. Ver. 07/15/2021 Confidential (b) It is understood and agreed between the Parties that the terms, conditions and amounts fixed pursuant to this Article XI as Schedule Liquidated Damages are reasonable, considering the damages that Company would sustain, and that these amounts are agreed upon and fixed as Schedule Liquidated Damages because of the difficulty of ascertaining the exact amount of damages that would be sustained by Company. Payment of Schedule Liquidated Damages are the exclusive remedies for delays if and in the event the Project ultimately achieves Substantial Completion before the earlier of sixty (60) Days after the Guaranteed Completion Date or such date on which the aggregate amount of Schedule Liquidated Damages is exhausted. Further, subject to the last sentence of this paragraph and Section 15.1(a) and Section 15.1(c) and provided Contractor (i) has not otherwise materially breached this Agreement and (ii) is paying the assessed Schedule Liquidated Damages, the failure to achieve Substantial Completion by the Guaranteed Completion Date shall not be considered an event of default under the Contract Documents. Notwithstanding anything contained herein to the contrary, in the event that Contractor has not achieved Substantial Completion but has reached its maximum liability hereunder for payment of Schedule Liquidated Damages in accordance with Section 11.4(c), Contractor shall be in breach of this Agreement. 11.3 PERFORMANCE GUARANTEES. (a) As set forth in the Purchase Order, Contractor guarantees that the ESS will operate to meet or exceed the performance levels set forth in Exhibit M (the “Performance Guarantees”) during the Standard Service Package Period and any Fixed Energy Capacity Guarantee Service Package Period. (b) Company and Contractor acknowledge and agree that any failure to meet the Performance Guarantees will directly cause substantial damage to Company, which damage cannot be ascertained with reasonable certainty. Accordingly, if Contractor shall fail to meet the Performance Guarantees, subject to Section 11.4(c), it shall pay to Company, as liquidated and agreed damages and not as a penalty, an amount (collectively, the “Performance Liquidated Damages”) as set forth in Exhibit M within [*****] after the end of any Operating Year (or portion thereof) during which Contractor shall fail to meet the Performance Guarantees. (c) (c) It is understood and agreed between the Parties that the terms, conditions and amounts fixed pursuant to this Article XI as Performance Liquidated Damages are reasonable, considering the damages that Company would sustain, and that these amounts are agreed upon and fixed as Performance Liquidated Damages because of the difficulty of ascertaining the exact amount of damages that would be sustained by Company. Payment of Performance Liquidated Damages are the exclusive remedies for Contractor’s failure to meet the Performance Guarantees. 11.4 PAYMENT OF LIQUIDATED DAMAGES. (a) Schedule Liquidated Damages and Performance Liquidated Damages (together, “Liquidated Damages”), if any, under this Article XI shall accrue as set forth in the applicable Purchase Order and Exhibit M, respectively. Any amounts not paid when due shall accrue interest from the due date until paid at the Reference Rate (established as of the first day of the month in which payment is due). (b) Except as provided in Section 11.4(c), Contractor’s obligation to pay Liquidated Damages when and as provided in this Article XI is an absolute and unconditional obligation, and shall not be released, discharged, diminished, or in any way affected by (i) any default by Company in the performance or observance of any of its obligations hereunder; provided that Company has paid all undisputed amounts due to Contractor hereunder, or any other circumstances, happening, condition or event. Contractor shall pay such Liquidated Damages without deduction, set-off, reduction or counterclaim.

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 55 - Doc. Ver. 07/15/2021 Confidential (c) Notwithstanding anything contained herein to the contrary (i) Schedule Liquidated Damages shall not exceed an amount equal to ten percent (10%) of the EPC Price, and (ii) Performance Liquidated Damages shall not exceed an amount equal to: (1) three percent (3%) of the EPC Price during each twelve (12) month period following the Substantial Completion Date; and (2) twenty percent (20%) of the EPC Price in the aggregate during the Term (collectively, the “Performance Liquidated Damages Limitation”). (d) Company shall have the right to offset any amounts owing to Company under this Article XI against payments or other amounts owing to Contractor and to exercise its rights against any security provided by or for the benefit of Contractor, in such order as Company may elect in its sole discretion. 11.5 ABSOLUTE OBLIGATIONS. The Parties understand and agree that Contractor’s obligation to achieve the Substantial Completion is an absolute obligation, which must be achieved. There are no Liquidated Damages payable by Contractor hereunder which would excuse Contractor from achieving Substantial Completion for the Project. Notwithstanding anything contained herein to the contrary, after the Project has achieved Substantial Completion and during the time period prior to Final Acceptance, the Project shall be capable of being operated in accordance with all the ESS’s operating procedures and all Applicable Laws, Applicable Permits and the other requirements of the Contract Documents, and all operating conditions specified in the Statement of Work. The obligations set forth in this Section 11.5 are absolute obligations of Contractor regardless of the amounts and expenses required to be incurred by Contractor to satisfy such obligation, and notwithstanding that such amounts may exceed the Contract Price. 11.6 PERFORMANCE SECURITY. a. Prior to commencing the Work, Contractor shall deliver to Company payment and performance bonds in the form attached hereto as Exhibit Q acceptable to Company and issued by an approved surety acceptable to Company in its reasonable discretion (“Payment and Performance Bonds”). Contractor shall maintain a Payment Bond in an amount equal to [*****] of the EPC Price and shall maintain a Performance Bond in an amount equal to [*****] of the Contract Price, as such amount may be increased or decreased over time through Change Orders, or such lesser amount designated by Company, until Contractor provides Company the Standard Service Package Period Performance Security as set forth in Subsection (b) below. All sureties must be companies that (A) are listed on the United States Department of Treasury’s most recent and effective listing of Approved Sureties (as listed in Circular 570 or its successor); (B) are admitted surety insurers authorized to transact the business of surety in the State of California; (C) have [*****] of not less than [*****]; and (D) are writers of bonds of value not greater than surety’s underwriting limitation, as set forth in Circular 570 or its successor (“Qualified Surety”). Should any surety withdraw or cancel its bond, whether voluntarily or involuntarily, or should any surety become insolvent, make an assignment for benefit of creditors, or file for or be placed into bankruptcy, run off, receivership or liquidation, Contractor shall promptly give Company written notice. In such event, Contractor shall also promptly provide a substitute surety and bond acceptable to Company. Company shall have no obligation to make payments to Contractor during any period of time in which either a Performance Bond or a Payment Bond required by the Agreement is not in effect or during any period of time when a surety is insolvent, or when a surety has made an assignment for the benefit of creditors, or has filed for or been placed into bankruptcy, run off, receivership or liquidation. If Contractor fails or is unable to substitute bonds and sureties Company shall have the right, exercisable in its sole discretion, to proceed as set forth below: (1) permit Contractor to continue its performance and withhold [*****] additional retention from Contractor until Contractor provides substitute bonds and sureties or until all obligations under this Agreement have been satisfied, whichever first occurs; (2) permit Contractor to

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 56 - Doc. Ver. 07/15/2021 Confidential continue performance subject to Contractor providing an alternative form of security acceptable to Company; or (3) terminate Contractor’s right to perform any of the Work remaining after withdrawal or cancellation of the bond and withhold from Contractor any amounts due until all obligations under this Agreement have been satisfied by a completion contractor. Company’s decision shall not constitute an election of remedies and shall not operate to deprive Company of any remedies to which Company is entitled, whether legal or equitable in nature. Provided that no Contractor Event of Default has occurred and remains uncured, if a cure period is applicable to such Contractor Event of Default, or otherwise unresolved at such time, Company shall return the Payment and Performance Bond to Contractor upon receipt of the Energy Capacity Guarantee Service Package Period Performance Security as set forth in Subsection (b) below. (b) Upon achieving Final Acceptance of the Work and during the Standard Service Package Period, Contractor shall deliver to Company either a letter of credit in substantially the form attached hereto as Exhibit L and otherwise acceptable to Company, issued by a Qualified Institution (the “Standard Service Package Period Letter of Credit”), or performance bond issued by a Qualified Surety, in the form attached hereto as Exhibit Q (the “Standard Service Package Period Payment and Performance Bonds” and collectively the “Standard Service Package Period Performance Security”), in the amount of [*****] of the EPC Price, as may be amended, to secure Contractor’s obligations during the Standard Service Package Period. A drawing against the Standard Service Package Period Letter of Credit or a claim against the Standard Service Package Period Performance Bonds, as applicable, may be made by Company, its successors and assigns, in the event that (a) a Defect or other breach of a Warranty under Section 12.1 arises during the Warranty Period that Contractor fails to remedy as required under Section 12.3; (b) a Contractor Event of Default has occurred and remains uncured, if a cure period is applicable to such Contractor Event of Default, or otherwise unresolved at such time; (c) the Contractor fails to meet the Standard Service Package requirements during the Standard Service Package Period; (d) the issuer of the Standard Service Package Period Letter of Credit no longer qualifies as a Qualified Institution, or the issuer of the Standard Service Package Period Performance Bonds no longer qualifies as a Qualified Surety, as applicable; (e) the Standard Service Package Period Performance Security was amended or modified without the prior written consent of Company; or, (f) a provision of the Standard Service Package Period Performance Security has ceased to be valid and binding on, or enforceable against, the issuer or the issuer has disaffirmed an obligation under the Standard Service Package Period Performance Security. A claim upon the Standard Service Package Period Performance Bond or drawing against the Standard Service Package Letter of Credit may be made by Company, its successors or permitted assigns, in the event that: (1) a Contractor Event of Default has occurred and remains uncured, if a cure period is applicable to such Contractor Event of Default, or otherwise unresolved at such time; (2) Company has not received proof of replacement of the Standard Service Package Period Performance Security reasonably satisfactory to it at least [*****] prior to the expiration date of the Standard Service Package Period Performance Security; (3) the issuer of the Standard Service Package Letter of Credit no longer qualifies as a Qualified Institution or the issuer of Standard Service Package Period Performance Bond no longer qualifies as a Qualified Surety; (4) the Standard Service Package Period Performance Security was amended or modified without the prior written consent of Company; (5) a provision of the Standard Service Package Period Performance Security has ceased to be valid and binding on, or enforceable against, the issuer; or (6) the issuer has disaffirmed an obligation under the Standard Service Package Period Performance Security. In the event that Company draws upon the Standard Service Package Period Letter of Credit for any cause set forth above, inclusive, Company shall hold the proceeds from such drawing in trust, for the benefit of Contractor, pending the delivery by Contractor to Company of a replacement Standard Service Package Period Letter of Credit which satisfies the requirements set forth in this Section 11.6(b), and upon the delivery thereof, Company shall return to Contractor the proceeds held in trust, less any sums to which Company may be entitled pursuant to the above clauses. Provided that none of the events listed in this subparagraph (b) above has occurred and remains uncured or otherwise unresolved at such time, and (i) Company has not elected a Fixed Energy Capacity Guarantee Service Package, or (ii) Company has elected a Fixed Energy Capacity

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 57 - Doc. Ver. 07/15/2021 Confidential Guarantee Service Package and Contractor has delivered the Energy Capacity Guarantee Service Package Period Performance Security, as provided below, Company shall return the Standard Service Package Period Letter of Credit to Contractor upon conclusion of the Standard Service Package Period. (c) Upon completion of the Standard Service Package Period and during any Fixed Energy Capacity Guarantee Service Package Period, Contractor shall deliver to Company either a letter of credit in substantially the form attached hereto as Exhibit L and otherwise acceptable to Company, issued by a Qualified Institution (the “Energy Capacity Guarantee Service Package Period Letter of Credit”), or annually renewable performance bonds issued by a Qualified Surety, in a form to be provided by Contractor at least [*****] in advance of the expiration of the Standard Service Package Period and reasonably approved by Company, (the “Energy Capacity Guarantee Service Package Period Performance Bond”) (either of the foregoing, as applicable, being referred to herein as the “Energy Capacity Guarantee Service Package Period Performance Security”), in the amount of [*****] of the EPC Price, as may be amended, to secure Contractor’s obligations during each year that the Fixed Energy Capacity Guarantee Service Package Period is in effect. A drawing against the Energy Capacity Guarantee Service Package Period Letter of Credit or a claim against the Energy Capacity Guarantee Service Package Period Performance Bond, as applicable, may be made by Company, its successors and assigns, in the event that (a) a Defect or other breach of a Warranty under Section 12.1 arises during the Warranty Period that Contractor fails to remedy as required under Section 12.3; (b) a Contractor Event of Default has occurred and remains uncured, if a cure period is applicable to such Contractor Event of Default, or otherwise unresolved at such time; (c) the Contractor fails to meet the Fixed Energy Capacity Guarantee Service Package requirements during the Fixed Energy Service Package Period; (d) the issuer of the Energy Capacity Guarantee Service Package Period Letter of Credit no longer qualifies as a Qualified Institution, or the issuer of the Energy Capacity Guarantee Service Package Period Performance Bond no longer qualifies as a Qualified Surety, as applicable; (e) the Energy Capacity Guarantee Service Package Period Performance Security was amended or modified without the prior written consent of Company; or, (f) a provision of the Energy Capacity Guarantee Service Package Period Performance Security has ceased to be valid and binding on, or enforceable against, the issuer or the issuer has disaffirmed an obligation under the Energy Capacity Guarantee Service Package Period Performance Security. A claim upon the Energy Capacity Guarantee Service Package Period Payment and Performance Bonds or drawing against the Energy Capacity Guarantee Service Package Letter of Credit may be made by Company, its successors or permitted assigns, in the event that: (1) a Contractor Event of Default has occurred and remains uncured, if a cure period is applicable to such Contractor Event of Default, or otherwise unresolved at such time; (2) Company has not received proof of replacement of the Energy Capacity Guarantee Service Package Period Performance Security reasonably satisfactory to it at least [*****] prior to the expiration date of the Energy Capacity Guarantee Service Package Period Performance Security; (3) the issuer of the Energy Capacity Guarantee Service Package Letter of Credit no longer qualifies as a Qualified Institution or the issuer of Energy Capacity Guarantee Service Package Performance Bond no longer qualifies as a Qualified Surety; (4) the Energy Capacity Guarantee Service Package Period Performance Security was amended or modified without the prior written consent of Company; (5) a provision of the Energy Capacity Guarantee Service Package Period Performance Security has ceased to be valid and binding on, or enforceable against, the issuer; or (6) the issuer has disaffirmed an obligation under the Energy Capacity Guarantee Service Package Period Performance Security. In the event that Company draws upon the Energy Capacity Guarantee Service Package Period Letter of Credit for any cause set forth above, inclusive, Company shall hold the proceeds from such drawing in trust, for the benefit of Contractor, pending the delivery by Contractor to Company of a replacement Energy Capacity Guarantee Service Package Period Letter of Credit which satisfies the requirements set forth in this Section 11.6(c), and upon the delivery thereof, Company shall return to Contractor the proceeds held in trust, less any sums to which Company may be entitled pursuant to the above clauses. Provided that none of the events listed in this subparagraph (c) above has occurred and remains uncured or otherwise unresolved at such time, Company shall return the Energy Capacity

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 58 - Doc. Ver. 07/15/2021 Confidential Guarantee Service Package Period Letter of Credit to Contractor upon conclusion of the Fixed Energy Capacity Guarantee Package Period. ARTICLE XII. CONTRACTOR’S WARRANTIES 12.1 WARRANTIES. (a) Contractor warrants to Company that all Equipment shall be (i) new and of good quality, (ii) free from improper workmanship and Defects, (iii) conform to all applicable requirements of all Applicable Laws and all Applicable Permits, and (iv) fit for Company's use in connection with battery storage facilities. (b) Contractor warrants to Company that the Work will be performed in a good and workmanlike manner, and that the ESS will: (i) conform to and be designed, engineered and constructed in accordance with the Drawings, Statement of Work, all Applicable Laws and Applicable Permits and other terms of the Contract Documents; (ii) conform with, and be designed and engineered according to professional standards and skill, expertise and diligence of design professionals regularly involved in battery storage facilities similar to the Project; and (iii) contain the Equipment, supplies and materials described in the Statement of Work. (c) Contractor warrants to Company that none of the Work, the ESS, the Equipment, the Drawings, Final Plans and the design, engineering and other services rendered by Contractor hereunder, nor the use or ownership thereof by Company in accordance with the licenses granted hereunder, infringes, violates or constitutes a misappropriation of any trade secrets, proprietary rights, intellectual property rights, patents, copyrights or trademarks. (d) Except as expressly stated herein to the contrary, Contractor warrants that it shall remedy, in accordance with Section 12.2, any Defects in the Work due to faulty design, materials or workmanship which appear within the Warranty Period. Contractor shall bear all costs of corrections, repairs, and required maintenance during the Warranty Period. The provisions of this Section 12.1 apply to Work performed by Subcontractors and Vendors as well as Work performed directly by Contractor. The provisions of this Article XII do not apply to corrective work caused by the acts or omissions of Company or any separate contractor of Company. If and in the event Company notifies Contractor of a Defect within the Warranty Period, Contractor, at Contractor’s expense, shall perform all Work necessary to remedy the Defect, and the repair or replacement Work performed by Contractor to accomplish that purpose shall be subject to the same Warranty Period. Contractor agrees to reasonably cooperate with Company to effect the collection of any such insurance proceeds. (e) THE WARRANTIES OF CONTRACTOR SET FORTH IN THIS AGREEMENT ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER STATUTORY, EXPRESS OR IMPLIED (INCLUDING ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND ALL WARRANTIES ARISING FROM COURSE OF DEALING AND USAGE OF TRADE). The foregoing sentence is not intended to disclaim any other obligations of Contractor set forth herein. 12.2 SERVICE PACKAGE EXTENSION ELECTIONS Company shall have the right to purchase the Fixed Energy Capacity Guarantee Service Packages or Maintenance Only Service Packages, by notifying Contractor of such election within [*****] prior to the conclusion of the then-current Service Package Period; provided, however, that Company may not elect

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 59 - Doc. Ver. 07/15/2021 Confidential any Fixed Energy Capacity Guarantee Service Packages after Company has elected any Maintenance Only Service Packages. The Parties shall execute a Change Order to document any such election by Company. 12.3 REPAIR OF NONCONFORMING WORK. (a) If the Work or the ESS are found to contain Defects, or Contractor is otherwise in breach of any of the warranties set forth in Section 12.1 within the Warranty Period, Contractor shall at its sole cost and expense and without reimbursement hereunder, correct, repair or replace such Defect or otherwise cure such breach as promptly as practicable upon being given notice thereof. Company shall provide Contractor with reasonable access to the ESS in order to perform its obligation under this Article and the Parties shall schedule such corrections or replacements as necessary so as to minimize disruptions to the operation of the ESS. Contractor shall bear all costs and expenses associated with correcting any Defect or breach of Warranty, including necessary disassembly, transportation, reassembly and retesting, as well as reworking, repair or replacement of such Work, disassembly and reassembly of piping, ducts, machinery, Equipment or other Work as necessary to give access to improper, defective or non-conforming Work and correction, removal or repair of any damage to other work or property that arises from the Defect. If Contractor is obligated to repair, replace or renew any Equipment, item or portion of the Work hereunder, Contractor will undertake a technical analysis of the problem and correct the “root cause” unless Contractor can demonstrate to Company’s satisfaction that there is not a risk of the reoccurrence of such problem. Contractor’s obligations under this Section 12.3 shall not be impaired or otherwise adversely affected by any actual or possible legal obligation or duty of any Vendor or Subcontractor to Contractor or Company concerning any Defect or breach of Warranty. (b) If Contractor fails to complete or commence with due diligence to complete the correction of any Defect or cure of any breach of Warranty as required herein within [*****] after receipt of written request from Company to perform such obligations, then Company may correct or cause to be corrected such Defect or cure such breach of Warranty and Contractor shall be liable for all reasonable costs, charges, and expenses incurred by Company in connection therewith (including reasonable and necessary consultants’ fees), and Contractor shall, within [*****] after request therefore, pay to Company an amount equal to such costs, charges, and expenses. Any such request by Company shall be accompanied by proper documentation evidencing such costs, charges and expenses. Any amounts not paid when due shall accrue interest at the Reference Rate (established as of the first day of the month in which payment is due) from the date due until paid. Company and Contractor agree to treat (and shall cause each of their respective Affiliates to treat) any payment made pursuant to this Section 12.3(b) as an adjustment to the Contract Price. (c) If, during the Warranty Period, Contractor shall change, repair or replace any Major Equipment item or component, Company, in its reasonable discretion, may require Contractor to assist Company in conducting any test required by Company with respect to the affected Equipment and will require Contractor to provide technical data for review by Company, for the Company to confirm that any repair or replacement shall not impact the terms of the system’s interconnection agreement; provided, however, in connection with any performance of a test pursuant to this Section 12.3(c), appropriate allowance with respect to the performance of such Equipment shall be made for the fact that such Equipment may have operated prior thereto. If after running such test pursuant to this Section 12.3(c), the results indicate Contractor has not fulfilled any of its Warranty obligations and there is a degradation in the performance of the Project and such degradation results from the Warranty Work performed in accordance with this Article XII, then Contractor shall repair, correct or replace such affected Equipment and assist the Company in re-running such test until the results no longer indicate a degradation in the performance of the Project resulting from the Warranty Work performed in accordance with this Article XII. 12.4 PROPRIETARY RIGHTS.

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 60 - Doc. Ver. 07/15/2021 Confidential Without limiting any of the provisions of this Agreement, if Company or Contractor is prevented from completing the ESS, the Work or any part thereof, or from the use, operation, or enjoyment of the ESS, the Work or any part thereof as a result of a claim, action or proceeding by any Person for unauthorized disclosure, infringement or use of any trade secrets, proprietary rights, intellectual property rights, patents, copyrights or trademarks arising from Contractor’s performance (or that of its Subcontractors or Vendors) under the Contract Documents, including the Work, Equipment, the Drawings, the Final Plans or other items and services provided by Contractor or any Subcontractor or Vendor hereunder, Contractor shall promptly, but in no event later than [*****] from the date of any action or proceeding, take all actions necessary to remove such impediment, including (a) secure termination of the injunction and procure for Company or its Affiliates or assigns, as applicable, the right to use such materials, Equipment, Drawings or Final Plans in connection with the operation and maintenance of the Project, without obligation or liability; or (b) replace such materials, Equipment, Drawings or Final Plans, with a non-infringing equivalent, or modify same to become non-infringing, all at Contractor’s sole cost and expense and without reimbursement hereunder, but subject to all the requirements of the Contract Documents. 12.5 REPAIRS AND TESTING BY COMPANY. (a) During the Warranty Period, without prior notice to Contractor and without affecting the warranties of Contractor hereunder, Company shall be permitted to (i) make repairs or replacements on Equipment so long as the repair or replacement involves the correct installation of spare parts, and (ii) adjust the Equipment as outlined in the instruction manuals provided by Contractor or any Subcontractor or Vendor, or as agreed by Contractor or any Subcontractor or Vendor. (b) In the event of an emergency and if, in the reasonable judgment of Company, the delay that would result from giving notice to Contractor could cause serious loss or damage which could be prevented by immediate action, any action (including correction of Defects) may be taken by Company or a third- party chosen by Company, without giving prior notice to Contractor, and in the case of a Defect, the reasonable cost of correction shall be paid by Contractor. In the event such action is taken by Company, Contractor shall be promptly notified within [*****] after correction efforts are implemented and shall assist whenever and wherever possible in making the necessary corrections. All such warranties obtained shall be in addition to, and shall not alter the warranties of, Contractor. Upon Company’s request, Contractor shall use all reasonable efforts to force Subcontractors to honor warranties including filing suit to enforce same. 12.6 VENDORS AND SUBCONTRACTORS. Contractor shall, for the protection of Contractor and Company, obtain from the Vendors and Subcontractors such guarantees and warranties with respect to Work performed and Equipment supplied, used and installed hereunder as are reasonably obtainable, which guarantees and warranties shall equal or exceed those set forth in Section 12.1 and shall be made available and assignable to Company to the full extent of the terms thereof upon the expiration of Contractor’s warranty hereunder. Company shall be an express third-party beneficiary of all such guarantees and warranties, provided such third-party beneficiary rights shall not be effective unless this Agreement has been terminated. To the extent available, Company shall have the right to require Contractor to secure additional warranty or extended guarantee protection pursuant to a Change Order issued in accordance with the provisions of Article VI. Upon the earlier of the Substantial Completion Date or termination of this Agreement, Contractor shall deliver to Company copies of all relevant contracts providing for such guarantees and warranties.

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 61 - Doc. Ver. 07/15/2021 Confidential 12.7 ASSIGNMENT OF WARRANTIES. Upon the expiration of the Warranty Period or termination of this Agreement, Contractor shall assign to Company all warranties received by it from Subcontractors and Vendors or otherwise obtained under Section 12.6 (or the ESS or Work in the event of termination of this Agreement). Such assignment of warranties to Company must also allow Company to further assign such warranties. 12.8 SURVIVAL OF WARRANTIES. The provisions of this Article XII shall survive the expiration or termination of this Agreement. ARTICLE XIII. REPRESENTATIONS 13.1 REPRESENTATIONS AND WARRANTIES. (a) Contractor represents and warrants to Company that: (1) Contractor is a corporation, duly incorporated/formed/organized, validly existing and in good standing under the laws of the State of Delaware, and is duly authorized and qualified to conduct business in the State of California; (2) Contractor has all requisite power and authority to conduct its business, own its properties and execute and deliver this Agreement and perform its obligations hereunder in accordance with the terms hereof; (3) the execution, delivery, and performance of the Contract Documents have been duly authorized by all requisite corporate action and this Agreement constitutes the legal, valid and binding obligation of Contractor, enforceable against Contractor in accordance with its terms; (4) neither the execution, delivery or performance of the Contract Documents conflicts with, or results in a violation or breach of the terms, conditions or provisions of, or constitutes a default under, the organizational documents of Contractor or any agreement, contract, indenture or other instrument under which Contractor or its assets are bound, nor violates or conflicts with any Applicable Law or any judgment, decree, order, writ, injunction or award applicable to Contractor; (5) Contractor is not in violation of any Applicable Law or Applicable Permit, which violations, individually or in the aggregate, would affect its performance of its obligations under the Contract Documents; (6) Contractor is an equal opportunity employer and, as required by 41 CFR 60-1.4(a), does not and will not discriminate in employment and personnel practices (including hiring, transferring and promotion practices) on the basis of race, sex, age, disability, religion, national origin, color, sexual orientation, gender identity, or any other basis or characteristic prohibited by Applicable Laws; (7) Contractor is the holder of all governmental consents, licenses, permissions and other authorizations and Applicable Permits required to operate and conduct its business now and as contemplated by the Contract Documents, other than Contractor Permits and Company Permits which will be obtained in accordance with the terms of the Contract Documents;

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 62 - Doc. Ver. 07/15/2021 Confidential (8) there is no pending controversy, legal action, arbitration proceeding, administrative proceeding or investigation instituted, or to the best of Contractor’s knowledge threatened, against or affecting, or that could affect, the legality, validity and enforceability of the Contract Documents or the performance by Contractor of its obligations under the Contract Documents, nor does Contractor know of any basis for any such controversy, action, proceeding or investigation; (9) Contractor has examined this Agreement, including all Exhibits attached hereto, thoroughly and become familiar with all its terms and provisions; (10) Contractor, by itself and through its Subcontractors and Vendors, has the full experience and proper qualifications to design and perform the Work and to construct the ESS in accordance with the terms of the Contract Documents; (11) Contractor has visited and examined the Property Site and is fully familiar with such Property Site and surrounding areas and based on such visit and examination has no reason to believe that Contractor will be unable to complete the Work in accordance with the Contract Documents; (12) to the best of its knowledge, Contractor has reviewed all other documents and information necessary and available to Contractor in order to ascertain the nature, location and scope of the Work, the character and accessibility of the Property Site, the existence of obstacles to construction of the ESS and performance of the Work, the availability of facilities and utilities, and the location and character of existing or adjacent work or structures; (13) Contractor owns or has the right to use all patents, trademarks, service marks, tradenames, copyrights, licenses, franchises, permits and intellectual property rights necessary to perform the Work without conflict with the rights of others; (14) Contractor is financially solvent, able to pay its debts as they mature, and possessed of sufficient working capital to complete its obligations under this Agreement; (15) all Persons who will perform any portion of the Work have and will have all business and professional certifications required by Applicable Law to perform their respective services under this Agreement; (16) Contractor is not and has not been a party to any current, pending, threatened or resolved enforcement action of any government agency, or any consent decree or settlement with any governmental agency or private person or entity regarding any failure in Contractor’s data security safeguards, or otherwise regarding information privacy or security; Contractor further represents that it has read and understood the Cyber Requirements and that Contractor is fully compliant with the Cyber Requirements; Contractor further warrants that, throughout the term of the Agreement and as required in Section 18.20 (“Survivability”), Contractor will continue to comply fully with the Cyber Requirements; (17) to the extent this Agreement is funded by or the Work involves activities subject to a contract or subcontract with a state or federal entity, Contractor is qualified and shall remain qualified to perform the work for such entities; and (18) the access rights granted to or obtained by Contractor to the Job Site are adequate for the performance of the Work and operation of the ESS.

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 63 - Doc. Ver. 07/15/2021 Confidential (19) as of the Effective Date, it has not received notice from or been advised by any existing or potential supplier or service provider that the disease designated COVID-19 or the related virus designated SARS-CoV-2 have caused, or are reasonably likely to cause, a delay in the performance of the Work, the operation of the ESS or the delivery of materials and equipment necessary to complete the Work, in each case that would cause Substantial Completion to be later than the Guaranteed Completion Date. (b) Company represents and warrants to Contractor that: (1) Company is a corporation, duly incorporated, validly existing, and in good standing under the laws of the State of California and is duly authorized and qualified to conduct business in the State of California; (2) Company has all requisite power and authority to conduct its business, own its properties and execute and deliver the Contract Documents and perform its obligations hereunder in accordance with the terms hereof; (3) the execution, delivery, and performance of the Contract Documents have been duly authorized by all requisite corporate action and this Agreement constitutes the legal, valid and binding obligation of Company, enforceable against Company in accordance with its terms; (4) neither the execution, delivery or performance of the Contract Documents conflicts with, or results in a violation or breach of the terms, conditions or provisions of, or constitutes a default under, the organizational documents of Company or any agreement, contract, indenture or other instrument under which Company or its assets are bound, nor violates or conflicts with any Applicable Law or any judgment, decree, order, writ, injunction or award applicable to Company; (5) Company is not in violation of any Applicable Law or Applicable Permit, which violations, individually or in the aggregate, would affect its performance of its obligations under the Contract Documents; (6) Company is the holder of all governmental consents, licenses, permissions and other authorizations and Applicable Permits required to operate and conduct its business now and as contemplated by the Contract Documents, other than Company Permits which will be obtained in accordance with the terms of the Contract Documents; (7) there is no pending controversy, legal action, arbitration proceeding, administrative proceeding or investigation instituted, or to the best of Company’s knowledge threatened, against or affecting, or that could affect, the legality, validity and enforceability of the Contract Documents or the performance by Company of its obligations under the Contract Documents, nor does Company know of any basis for any such controversy, action, proceeding or investigation; and (8) Company shall be financially solvent, able to pay its debts as they mature, and possessed of sufficient working capital to complete its obligations under this Agreement. 13.2 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Contractor and Company herein shall survive execution and termination of this Agreement.

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 64 - Doc. Ver. 07/15/2021 Confidential ARTICLE XIV. FORCE MAJEURE AND OWNER CAUSED DELAY 14.1 DEFINITION OF FORCE MAJEURE EVENT. As used herein, the term “Force Majeure Event” shall mean any event or circumstance, or combination of events or circumstances, that arises after the date hereof [*****], is beyond the reasonable control of the Party claiming the Force Majeure Event, and is unavoidable or could not be prevented or overcome by the reasonable efforts and due diligence of the Party claiming the Force Majeure Event. Without limiting the generality of the foregoing, events that may give rise to a Force Majeure Event include acts of God, natural disasters, fires, earthquakes, lightning, floods, storms, [*****], civil disturbances, terrorism, riots, war, and the action of or failure to act on the part of any Government Authority having or asserting jurisdiction that is binding upon the Parties and has been opposed by all reasonable means, in each case, that meet the definition of Force Majeure Event as set forth above. Notwithstanding the foregoing, the definition of “Force Majeure Event” shall not include: strikes, work stoppages (or deteriorations), slowdowns or other labor actions; any labor or manpower shortages; [*****]; weather conditions as recorded by the National Oceanic and Atmospheric Administration over the past fifty (50) years in the vicinity of the Project Site or elsewhere; actions of a Government Authority with respect to Contractor’s compliance with Applicable Laws or Applicable Permits; any failure by the Contractor to obtain and/or maintain any Applicable Permit it is required obtain and/or maintain hereunder; [*****]. 14.2 NOTICE OF FORCE MAJEURE EVENT. The Party claiming a Force Majeure Event shall within [*****] after it knows or should have known of the occurrence of the Force Majeure Event (or in any event, no later than [*****] after the commencement of the Force Majeure Event), give the other Party written notice describing the details of the cause and nature of the Force Majeure Event, the anticipated length of delay due to the Force Majeure Event and any other effect on the Party’s performance of its obligations hereunder; provided that if the Force Majeure Event results in a breakdown of communications rendering it not reasonably practicable to give notice within the applicable time limit specified herein, then the Party claiming a Force Majeure Event shall give such notice as soon as reasonably practicable after the reinstatement of communications, but no later than [*****] after such reinstatement. Within [*****] after initial notification, such Party shall provide sufficient proof of the occurrence and duration of such Force Majeure Event to the other Party’s reasonable satisfaction and shall thereafter provide the other Party with periodic supplemental updates to reflect any change in information given to the other Party as often as requested by the other Party. The Party claiming the Force Majeure Event shall give notice to the other Party of (a) the cessation of the relevant Force Majeure Event and (b) the cessation of the effects of such Force Majeure Event on the performance by it of its obligations under the Contract Documents as soon as practicable after becoming aware thereof. No Force Majeure Event shall relieve any Party from performing those of its obligations that are not affected by the Force Majeure Event. 14.3 DELAY AND ADJUSTMENT TO GUARANTEED COMPLETION DATE DUE TO FORCE MAJEURE EVENT. So long as the conditions set forth in this Section 14.3 are satisfied, and subject to Section 14.6, neither Party shall be responsible or liable for or deemed in breach of this Agreement because of any failure or delay in complying with its obligations under or pursuant to the Contract Documents to the extent that such failure has been caused, or contributed to, by one or more Force Majeure Events or its effects or by any combination thereof, and in such event:

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 65 - Doc. Ver. 07/15/2021 Confidential (a) except as otherwise provided herein, the performance by the Party claiming the Force Majeure Event of its obligations hereunder shall be suspended, and in the event that such Party is required to start or complete an action during a specific period of time, such start date or period for completion shall be extended, on the condition that: (i) such suspension of performance and extension of time shall be of no greater scope and of no longer duration than is required by the effects of the Force Majeure Event; (ii) the Party claiming the Force Majeure Event complies with Section 14.2; and (iii) the Party claiming the Force Majeure Event continually uses commercially reasonable efforts to alleviate and mitigate the cause and effect of the Force Majeure Event and remedy its inability to perform; (b) in the event Contractor desires to claim a Force Majeure Event, it must submit a request for Changes pursuant to Section 6.2(b) and Contractor shall be entitled to suspension of performance or extension of time (including an extension of the Guaranteed Completion Date if otherwise allowed pursuant to Section 6.1(b)) pursuant to a Change Order in accordance with the principles of this Section 14.3 and 6.1(b); provided Contractor shall not be entitled to any relief for a Force Majeure Event unless such Force Majeure Event has been shown to Company’s reasonable satisfaction to actually, demonstrably, adversely and materially affect the Critical Path of the Work; and (c) Contractor’s failure to comply with this Section 14.3 shall constitute a waiver of any claims as a result of a Force Majeure Event. 14.4 REMOVAL OF FORCE MAJEURE. If, within a reasonable time after an Force Majeure Event that has caused Contractor to suspend or delay performance of the Work, action to be undertaken at the expense of Company has been identified and recommended to Contractor, and Contractor has failed within [*****] after receipt of notice thereof from Company to take such action as Contractor could lawfully and reasonably initiate to remove or relieve either the Force Majeure Event or its direct or indirect effects, Company may, in its sole discretion and after notice to Contractor, initiate such reasonable measures as will be designed to remove or relieve such Force Majeure Event or its direct or indirect effects and thereafter require Contractor to resume full or partial performance of the Work. If the action recommended by Company is agreed to by Contractor but Contractor does not take such action and Company performs such measures, to the extent Contractor’s failure to take such measures results in expense in addition to what Company would have paid to Contractor (as part of the original Contract Price) had Contractor taken such measures, such additional expense shall be for Contractor’s account. 14.5 NOTICE OF COMPANY CAUSED DELAY. In the event Contractor desires to claim a Company Caused Delay, Contractor shall within [*****] after it knows or should have known of the occurrence of the Company Caused Delay, give Company written notice describing the details of the Company Caused Delay, the anticipated length of such delay and any other effect on Contractor’s performance of its obligations hereunder. Within [*****] after initial notification, Contractor shall (i) provide to Company reasonable evidence of the occurrence and duration of such Company Caused Delay; and (ii) thereafter provide Company with periodic supplemental updates to reflect any change in information given to Company as often as requested by Company. 14.6 DELAY AND ADJUSTMENT TO CONTRACT PRICE DUE TO COMPANY CAUSED DELAY. So long as the conditions set forth in this Section 14.6 are satisfied and subject to Section 14.7, Contractor shall not be responsible or liable for or deemed in breach of the Contract Documents because of any failure or delay in completing the Work in accordance with the Project Schedule or achieving Substantial Completion by the Guaranteed Completion Date to the extent that such failure has been caused

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 66 - Doc. Ver. 07/15/2021 Confidential by one or more Company Caused Delays, and in such event, the start date or period for completion of any portion of the Work shall be extended and the Contract Price shall be equitably adjusted pursuant to a Change Order, on the condition that: (i) such suspension of performance and extension of time shall be of no greater scope and of no longer duration than is required by the effects of the Company Caused Delay; (ii) Contractor complies with Section 14.5; (iii) the Company Caused Delay actually, demonstrably, adversely and materially affects the Critical Path of the Work; and (iv) Contractor provides all assistance reasonably requested by Company for the elimination or mitigation of the Company Caused Delay. In the event Contractor desires to claim a Company Caused Delay, it must submit a request for Changes pursuant to Section 6.2(b), and Contractor shall be entitled to suspension of performance or extension of time (including an extension of the Guaranteed Completion Date) together with demonstrated, justified and reasonable additional costs, including idle equipment costs, incurred by reason of such delay to the extent agreed upon by the Parties pursuant to a Change Order in accordance with Section 6.2(b). Failure to comply with the terms of this Section 14.6 shall constitute a waiver of any claims for an adjustment in the Project Schedule or an increase in the Contract Price as a result of a Company Caused Delay. 14.7 PERFORMANCE NOT EXCUSED. The payment of money owed shall not be excused because of a Force Majeure Event or Company Caused Delay. In addition, a Party shall not be excused under this Article XIV from timely performance of its obligations hereunder to the extent that the claimed Force Majeure Event or Company Caused Delay was caused by any negligent or intentional acts, errors, or omissions, or for any breach or default of the Contract Documents by such Party. Furthermore, no suspension of performance or extension of time shall relieve the Party benefiting therefrom from any liability for any breach of the obligations that were suspended or failure to comply with the time period that was extended to the extent such breach or failure occurred prior to the occurrence of the applicable Force Majeure Event or Company Caused Delay. Notwithstanding anything contained herein to the contrary, Contractor shall not withdraw Contractor’s Equipment and Personnel from the Job Site or otherwise demobilize without the prior authorization of Company. Contractor shall be entitled to receive reimbursement for its reasonably incurred costs of a demobilization and/or remobilization required as a result of any Force Majeure Event. ARTICLE XV. TERMINATION 15.1 CONTRACTOR EVENTS OF DEFAULT. The occurrence and continuation of any of the following events shall constitute an event of default by Contractor (each a “Contractor Event of Default”): (a) the failure of Contractor to achieve Substantial Completion within [*****] after the Guaranteed Completion Date; (b) the failure of Contractor to achieve Final Acceptance prior to [*****] after the Substantial Completion Date; (c) the ESS, during the period of time between Substantial Completion and Final Acceptance, is not capable of being operated in accordance with ESS operating procedures and all Applicable Laws and Applicable Permits, and other requirements of this Agreement, and all operating conditions specified in the Statement of Work; (d) Performance Liquidated Damages owing and payable by Contractor exceed the Performance Liquidated Damages Limitation, unless and for as long as Contractor pays the full amount of

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 67 - Doc. Ver. 07/15/2021 Confidential Performance Liquidated Damages owing, including all amounts in excess of the Performance Liquidated Damages Limitation. (e) any failure by Contractor to make any payment or payments required to be made to Company under the Contract Documents within [*****] after receipt of written notice from Company of Contractor’s failure to make such other payment or payments (except, in the case of payments other than Liquidated Damages, to the extent Contractor disputes such other payment or payments in good faith and in accordance with the terms of this Agreement); (f) any breach by Contractor of any representation or warranty contained in Sections 13.1(a)(1) through 13.1(a)(18); (g) any breach by Contractor of any obligation, covenant or agreement hereunder other than those breaches specified in this Section 15.1 and (i) such breach is not cured by Contractor within [*****] after notice thereof from Company, or (ii) if such breach is not capable of being cured within such [*****] period (as determined by Company in its sole discretion), Contractor fails to (A) commence to cure such breach within such [*****] period, (B) thereafter diligently proceed to cure such breach in a manner satisfactory to Company in its sole discretion, or (C) cure such breach within [*****] after notice thereof from Company; (h) any of the following occurs: (i) Contractor consents to the appointment of or taking possession by, a receiver, a trustee, custodian, or liquidator of itself or of a substantial part of its assets, or fails or admits in writing its inability to pay its debts generally as they become due, or makes a general assignment for the benefit of creditors; (ii) Contractor files a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any applicable bankruptcy or insolvency laws or an answer admitting the material allegations of a petition filed against it in any such proceeding, or seeks relief by voluntary petition, answers or consents, under the provisions of any now existing or future bankruptcy, insolvency or other similar law providing for the liquidation, reorganization, or winding up of corporations, or providing for an agreement, composition, extension, or adjustment with its creditors; (iii) a substantial part of Contractor’s assets is subject to the appointment of a receiver, trustee, liquidator, or custodian by court order and such order shall remain in effect for more than [*****]; or (iv) Contractor is adjudged bankrupt or insolvent, has any property sequestered by court order and such order shall remain in effect for more than [*****], or has filed against it a petition under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and such petition shall not be dismissed within [*****] of such filing; (i) the dissolution of Contractor, except for the purpose of merger, consolidation or reorganization where the successor expressly assumes Contractor’s obligations hereunder and such assignment and assumption does not materially adversely affect the ability of the successor to perform its obligations under the Contract Documents; (j) the transfer by Contractor of (i) all or a substantial portion of the rights and/or obligations of Contractor hereunder, except for an assignment permitted hereunder, or (ii) all or a substantial portion of the assets or obligations of Contractor, except where the transferee expressly assumes the transferred obligations and such transfer does not materially adversely affect the ability of Contractor or the transferee, as applicable, to perform its obligations under the Contract Documents, as determined by Company in its sole discretion; (k) the failure of Contractor to provide and maintain in full force and effect any Letter of Credit, or Payment and Performance Bonds, as required pursuant to Section 11.6;

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 68 - Doc. Ver. 07/15/2021 Confidential (l) any failure by Contractor to maintain the insurance coverages required of it in accordance with Article IX; or (m) any failure of Contractor to maintain any Letter of Credit, or Payment or Performance Bonds, once it has been issued in accordance with Section 11.6. 15.2 TERMINATION BY COMPANY DUE TO CONTRACTOR DEFAULT; OTHER REMEDIES. (a) Upon the occurrence and during the continuance of a Contractor Event of Default, Company may, at its option, terminate this Agreement, without prejudice to any other rights and remedies available to Company under this Agreement or otherwise at law or equity, by giving written notice thereof to Contractor, which termination shall be effective upon the giving of such notice by Company. (b) In the event of a termination by Company under this Section 15.2, Company shall have the right to take possession of and use all of the Contractor Equipment located at the Job Site on the date of such termination for the purpose of completing the Work and may employ any other Person to complete the Work by whatever method that Company may deem necessary. In addition, Company may make such expenditures as in Company’s sole judgment will accomplish the timely completion of the Work in accordance with the terms hereof. (c) In the event of termination by Company under this Section 15.2, Contractor shall not be entitled to receive any further payments under the Contract Documents, except for payments for Work completed prior to such termination for which Contractor has not previously been paid. Company shall be entitled to offset against such amount due to Contractor any amounts due to Company by Contractor and any estimated damages as result of the termination, including estimated amounts for the items set forth in Section 15.2(d). Any amounts due to Contractor under this Section 15.2(c) shall be paid to Contractor within [*****] after the Final Acceptance Date (as achieved by the substitute contractor). (d) In the event of termination by Company under this Section 15.2, Contractor shall be responsible for and shall reimburse Company for the following amounts: (i) all costs and expenses incurred by Company to engage a substitute contractor to complete (or cure deficiencies in) the Work, including overhead and legal, engineering and other professional expenses; (ii) all costs and expenses incurred in connection with the termination of the Contract Documents, including costs and expenses incurred in connection with the obligations set forth under Section 15.9; (iii) the amount by which (A) the cost to complete (or cure deficiencies in) the Work, exceeds (B) the balance of the Contract Price unpaid at the time of the termination; and (iv) all actual damages occasioned by reason of said default, except that Contractor agrees that Schedule Liquidated Damages shall apply in lieu of delay damages for late completion. (e) Upon the occurrence and during the continuance of a Contractor Event of Default and after the expiration of any applicable cure periods but prior to termination of this Agreement by Company, Company may, without prejudice to any of its other rights or remedies available under this Agreement or otherwise at law or equity, (i) seek performance by any guarantor of Contractor’s obligations hereunder, (ii) seek equitable relief to cause Contractor to take action or to refrain from taking action pursuant to this Agreement, or to make restitution of amounts improperly received under this Agreement, (iii) make such payments or perform such obligations as are required to cure such Contractor Event of Default, draw on or make a claim against the Letter of Credit, Payment and Performance Bond, or other security provided pursuant to this Agreement and/or offset the cost of such payment or performance against payments otherwise due to Contractor under this Agreement; provided that Company shall be under no obligation to cure any such Contractor Event of Default, or (iv) seek damages as provided in Section 15.2(d), including

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 69 - Doc. Ver. 07/15/2021 Confidential proceeding against any bond, guarantee, letter of credit, or other security given by or for the benefit of Contractor for its performance under this Agreement. (f) The rights and remedies available to Company pursuant to this Section 15.2 shall not be exclusive with respect to any other right or remedy of the Company provided for in this Agreement or otherwise available at law or equity. 15.3 TERMINATION BY COMPANY FOR CONVENIENCE. (a) Company may terminate this Agreement at any time for any reason in its sole discretion by giving written notice thereof to Contractor, which termination shall be effective upon the giving of such notice by Company. Upon receiving any such notice of termination, Contractor shall stop performing the Work and, except as otherwise directed by Company, shall cancel as quickly as possible all orders placed by it with Subcontractors and Vendors and shall use all reasonable efforts to minimize cancellation charges and other costs and expenses associated with the termination of this Agreement. Contractor shall also promptly assign all subcontracts and purchase orders which Company wishes to retain in accordance with Section 15.9. (b) In the event of a termination by Company under this Section 15.3, Contractor shall be entitled to receive a termination payment (the “Termination Payment”) equal to the sum of the following, without duplication: (i) that portion of the Contract Price that is applicable to Work completed up to the date of termination that has not previously been paid to Contractor (as determined below); (ii) the expenses reasonably incurred by Contractor in withdrawing Contractor’s Equipment and Personnel from the Job Site and in otherwise demobilizing; (iii) the expenses reasonably incurred by Contractor in terminating contracts with Subcontractors and Vendors pertaining to the Work (excluding fees of any Affiliates of Contractor), except to the extent Company has instructed Contractor not to terminate such contracts, in which event such contract will be assigned to Company, subject to Company’s assumption of same and, if required, Company’s adequate assurance to such Subcontractors or Vendors regarding Company’s ability to pay; and (iv) the expenses incurred in connection with Contractor’s obligations set forth under Section 15.9 (to the extent not otherwise reimbursed pursuant to the preceding clause (i)). (c) Company and Contractor shall determine the amount due to Contractor pursuant to the preceding clause (b)(i) in accordance with the rates set forth in the Purchase Order for partially completed Work. Contractor shall document the costs claimed under clauses (b)(ii), (b)(iii), and (b)(iv) above to Company’s reasonable satisfaction and shall supply Company with copies of the Subcontractor and Vendor invoices and other receipts covering amounts claimed under such clauses. Contractor shall submit an invoice to Company for the Termination Payment with the supporting information and documents referred to above, and Company shall pay such invoice within [*****] after its receipt of same unless it disputes any portion thereof, in which event Company shall only pay the undisputed portion of the Termination Payment within such [*****] period and the dispute over the remainder of the claimed Termination Payment may be resolved pursuant to Article XVII. Contractor shall utilize reasonable commercial efforts to include termination for convenience provision with terms similar to the foregoing in all subcontracts, contracts and purchase orders. (d) Any amount owed pursuant to Section 15.3(b) shall be subject to adjustment to the extent any Work contains Defects. 15.4 SUSPENSION BY COMPANY FOR CONVENIENCE. (a) Company may suspend all or a portion of the Work to be performed under the Contract Documents at any time for any reason in its sole discretion by giving written notice thereof to Contractor.

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 70 - Doc. Ver. 07/15/2021 Confidential Such suspension shall continue for the period specified in the notice of suspension; provided that Contractor agrees to resume performance of the Work promptly upon receipt of notice from Company. Upon receiving any such notice of suspension, unless the notice requires otherwise, Contractor shall: (i) immediately discontinue the Work on the date and to the extent specified in the notice; (ii) place no further orders or subcontracts for Equipment, services or facilities with respect to suspended Work, other than to the extent required in the notice; (iii) promptly make every reasonable effort to obtain suspension, with terms satisfactory to Company, of all orders, subcontracts and rental agreements to the extent they relate to performance of suspended Work; (iv) continue to protect and maintain the Work performed, including those portions on which Work has been suspended; and (v) take any other reasonable steps to minimize costs and expenses associated with such suspension. (b) Except as provided in Section 15.4(c), as full compensation for any suspension under this Section 15.4, Contractor will be reimbursed by Company for the costs, as reasonably incurred, without duplication of any item, to the extent that such costs directly result from such suspension of the Work and to the extent that they do not reflect reimbursement for Contractor’s, Vendors’ or Subcontractors’ anticipated profit from unperformed Work, including: (i) a standby charge, without mark-up or multiplier, sufficient to compensate Contractor for the direct costs attributable to keeping, to the extent required in the suspension notice, its organization and the Contractor Equipment committed to the Work on a standby basis, as agreed to by Company and Contractor; provided that Contractor shall substantiate such charge with supporting information acceptable to Company; (ii) all necessary and reasonable costs incurred in connection with demobilization and remobilization of Contractor’s facility and Labor and the Contractor Equipment; and (iii) an equitable amount to reimburse Contractor for the cost of receiving, maintaining and protecting that portion of Work upon which performance has been suspended, as agreed to by Company and Contractor. (c) Upon delivery of notice by Company to Contractor to resume suspended Work, Contractor shall immediately resume performance under the Contract Documents to the extent required in the notice. Contractor may request a Change Order as a result of a suspension of Work under this Section 15.4 within [*****] after receipt of notice to resume the suspended Work; provided that such suspension was not due to Contractor’s negligence, willful misconduct or noncompliance with the terms of this Agreement and; provided, further, that during resumption of the Work Contractor shall use reasonable efforts to minimize the effect on the Critical Path of the Work. Contractor shall submit to Company a request for Changes in accordance with Article VI and such request shall be accompanied by sufficient documentation setting forth the schedule impact and monetary extent of such claim in sufficient detail to permit thorough analysis by Company; provided that if such information is not available within such [*****] period, Contractor shall notify Company of such circumstance within such [*****] period and provide an expected date (which shall be as soon as reasonably practicable) for providing such information. If Contractor does not submit a request for Changes within such [*****] period and provide the information regarding schedule and monetary impact as required above within such [*****] period (or by the expected date if not possible during such [*****] period), Contractor shall not be entitled to any additional consideration or other amendments hereto and shall be deemed to have waived all claims and offsets against Company as a result of the suspension of Work. Contractor shall permit access by Company to pertinent records for purposes of reviewing the claims by Contractor of schedule and monetary impact. (d) No adjustment to the Guaranteed Completion Date, Contract Price or other terms herein shall be made for any suspension of Work under this Section 15.4 to the extent that performance would have been suspended, delayed or interrupted as a result of any Force Majeure Event or Contractor’s noncompliance with the requirements of the Contract Documents. Contractor shall use reasonable commercial efforts to include a suspension for convenience provision with terms similar to the foregoing in all subcontracts and purchase orders.

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 71 - Doc. Ver. 07/15/2021 Confidential 15.5 TERMINATION DUE TO FORCE MAJEURE EVENT. If a Force Majeure Event has occurred and continues for a period of at least [*****], then, notwithstanding that the Parties may by reason thereof have been granted an extension of required dates, either Party may deliver a written notice to the other Party stating its intention to terminate this Agreement. If at the expiration of [*****] after the other Party’s receipt of such notice, the Force Majeure Event is continuing, this Agreement shall terminate immediately. In the event of such termination, Contractor shall be entitled to receive payments accrued for Work completed prior to such termination for which Contractor has not previously been paid. The amount of consideration for such completed Work shall be determined by Company in accordance with the rates set forth in the Purchase Order for partially completed Work. Each Party shall bear its own costs and expenses in connection with a termination of this Agreement pursuant to this Section 15.5. 15.6 COMPANY EVENTS OF DEFAULT. The occurrence and continuation of any of the following events shall constitute an event of default by Company (each, a “Company Event of Default”): (a) a failure by Company to make payment of any undisputed amount when due, and such breach is not cured by Company within [*****] after Company’s receipt of notice thereof from Contractor; (b) any breach by Company of any representation or non-monetary obligation herein, and such breach is not cured by Company within [*****] after Company’s receipt of notice thereof from Contractor, or if such breach is not capable of being cured within such [*****] period (as determined by Contractor in its reasonable discretion), Company (A) fails to commence to cure such breach within such [*****] period, or (B) fails to thereafter diligently proceed to cure such breach; or (c) any breach by Company of any representation or warranty contained in Sections 13.1(b)(1) through 13.1(b)(8). 15.7 TERMINATION BY CONTRACTOR DUE TO COMPANY DEFAULT. (a) Subject to Section 15.7(b), upon the occurrence and during the continuance of a Company Event of Default beyond the applicable grace period, Contractor may terminate this Agreement [*****] after giving written notice thereof to Company (or [*****] after giving written notice of a default pursuant to Section 15.6(a)) so long as the amount owed by Company (other than any amount disputed in accordance with the terms of this Agreement) is not paid within such period. (b) In the event of such termination, Contractor shall have the rights afforded to it for a termination for convenience pursuant to Section 15.3. 15.8 CONTINUING OBLIGATIONS AND REMEDIES DURING EVENT OF DEFAULT. In the event of the occurrence of any default hereunder (a) neither Party shall be relieved of any of its liabilities or obligations hereunder, unless and until such liabilities and obligations are terminated in accordance with the provisions hereof, and (b) each Party shall have the right to pursue any right or remedy available to it.

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 72 - Doc. Ver. 07/15/2021 Confidential 15.9 OBLIGATIONS UPON TERMINATION. (a) Upon a termination of this Agreement pursuant to this Article XV: (i) Contractor shall leave the Job Site and remove from the Job Site all the Contractor Equipment, waste, rubbish and Hazardous Material (for which Contractor is responsible to remove pursuant to Section 3.21(a)) as Company may request; (ii) Company shall take possession of the Job Site and of the Equipment (whether at the Job Site, in transit or otherwise); (iii) Contractor shall promptly assign to Company or its designee any contract rights (including warranties, licenses, patents and copyrights) that it has to any and all Equipment and the Work, including contracts with Subcontractors and Vendors, and Contractor shall execute such documents as may be reasonably requested by Company to evidence such assignment, subject to Company’s assumption of same; (iv) Contractor shall promptly furnish Company with copies of all Drawings and, to the extent available, Final Plans; (v) Contractor shall provide Company and its designee with the right to use, free of charge, all patented, copyrighted and other proprietary information relating to the Work that Company deems necessary to complete the Work, and Contractor shall execute such documents as may be reasonably requested by Company to evidence such right; (vi) Contractor shall assist Company in preparing an inventory of all Equipment in use or in storage at the Job Site; and (vii) Contractor shall take such other action as required hereunder upon termination of this Agreement. (b) Upon a termination of this Agreement pursuant to this Article XV, whether by Contractor or Company, Company shall have the additional assignment rights set forth in this subparagraph as to the following Subcontractors or Vendors: [*****] (collectively, “Selective Subcontractors/Vendors”). Upon such termination, Company shall have the right to direct Contractor to assign Contractor’s rights and obligations under subcontracts, purchase orders, or other agreements with one or more Selective Subcontractors/Vendors. Any such assignment and assumption shall be made by Company’s written notice to Contractor and the Selective Subcontractor/Vendor of such right. Such assignment shall be effective upon the date indicated in such notice but no earlier than delivery of such notice to Company and Selective Subcontractor/Vendor. From and after the effective date of such assignment, Company shall assume all of Contractor’s rights and obligations under the subcontracts, purchase orders, or other agreements with Selective Subcontractors/Vendors that are the subject of a notice of assignment. Company shall provide notice of assignment by email to Contractor and a Selective Subcontractor/Vendor; Contractor shall promptly forward to the Selective Subcontractor/Vendor any such notice from Company. Any provision of this Agreement pertaining to assignment shall not be applicable to the extent inconsistent with this right of Company to direct and effectuate assignment as set forth above. Company’s right to direct assignment may not be modified, altered or abridged absent written consent of Company and Contractor shall not take any steps to frustrate Company’s rights under this subparagraph. Contractor shall flow this subparagraph into the subcontracts, purchase orders, or other agreements with Selective Subcontractors/Vendors and/or insert a provision in such subcontracts, purchase order, or other agreements to implement this subparagraph. 15.10 TERMINATION AND SURVIVAL OF TERMS. Upon termination of this Agreement pursuant to this Article XV, the rights and obligations of the Parties hereunder shall terminate, except for (a) rights and obligations accrued as of the date of termination, (b) rights and obligations arising out of events occurring prior to the date of termination and (c) the rights and obligations of the Parties which survive termination, including the rights and obligations forth in Articles VII and XII. 15.11 CURE PERIOD NOT REQUIRED. Company may issue a notice of termination without first issuing a cure notice or prior to the expiration of a cure period where waiting for the expiration of the cure period would be futile or where the default is deemed not curable as set forth below. In the event Company so terminates the Agreement,

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 73 - Doc. Ver. 07/15/2021 Confidential Company shall promptly meet with Contractor at Contractor’s request to discuss the action taken by Company and whether Company might consider other options. Providing a cure notice does not constitute a waiver and does not give rise to estoppels as to Company’s right to subsequently conclude that the reasons for termination are not curable. defaults which are not curable include, but are not limited to, the following: (a) A Contractor Event of Default under Section 15.1(a). (b) Submission of information that is false or misleading in itself, or by virtue of the omission of other information or incompleteness, to Company or to any person acting for or on behalf of Company or any Government Authority in connection with any Work performed for or on behalf of Company. (c) A representation or warranty shall have been incorrect or misleading as of the date such representation or warranty was made or deemed to have been made. (d) Any deliberate or intentional misconduct or misrepresentation by Contractor in the performance of the Work or in seeking payment for the Work. (e) [*****] (f) Any other breach which by its nature is not subject to cure, is not curable within a reasonable time or is part of an ongoing pattern that raises a reasonable doubt as to whether an isolated cure would be satisfactory. 15.12 RETRIEVAL OF COMPANY DATA. For [*****] following any termination for cause or convenience, Company will have the right to retrieve any Company Data in Contractor’s possession, which shall be effected either by Contractor returning the data, or by granting Company access to Contractor’s network solely for purposes of retrieving such data, without charge to Company. ARTICLE XVI. INDEMNIFICATION 16.1 CONTRACTOR INDEMNIFICATION. Contractor agrees to indemnify, defend and hold Company and its Affiliates, respective directors, officers, employees, representatives, agents, advisors, consultants, counsel and assigns harmless from and against, on an After-Tax Basis, any and all [*****] losses, claims, obligations, demands, assessments, penalties, liabilities, costs, damages and expenses (including attorneys’ fees and expenses) (collectively, “Damages”) asserted against or incurred by such indemnitees by reason of or resulting from any and all of the following: (a) Any [*****] claims for bodily injury, death or damage to property, including Company’s property, to the extent caused by [*****] of Contractor or any Affiliate thereof, any Subcontractor or Vendor, or anyone directly or indirectly employed by any of them, or anyone for whose acts such Person may be liable, relating to or arising out of the performance of the Work; (b) any [*****] (excluding Affiliates of Company) claims resulting in bodily injury, death or damage to property arising out of defective and/or nonconforming Work relating to or arising out of the performance of the Work; (c) claims by any Government Authority for any Contractor Taxes;

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 74 - Doc. Ver. 07/15/2021 Confidential (d) any pollution or contamination [*****] which may originate from sources in Contractor’s and its Subcontractors’ and Vendors’ possession, use and control or caused by the negligent release by Contractor or its Subcontractors or Vendors (excluding Pre-Existing Hazardous Material, other than as provided in (e) below, and Hazardous Material brought to the Job Site by Company), including from Hazardous Material, toxic waste, industrial hazards, sanitary waste, fuel, lubricant, motor oil, paint, solvent, bilge and garbage; (e) any release or exacerbation of Pre-Existing Hazardous Materials or rendering removal or remediation of Pre-Existing Hazardous Materials more costly, which in any of such events is caused by any negligent act or omission of Contractor or any Affiliate thereof, any Subcontractor or Vendor, or anyone directly or indirectly employed by any of them, or anyone for whose acts such Person may be liable; (f) to the extent Company has paid all undisputed amounts due pursuant to the Contract Documents, any Lien, as set forth in Section 3.28, on the Equipment, the Job Site or any fixtures or personal property included in the Work (whether or not any such Lien is valid or enforceable) created by, through or under, or as a result of any negligent act or omission (or alleged act or omission) of, Contractor or any Subcontractor, Vendor or other Person providing labor or materials in connection with the Work; (g) any claim, action or proceeding by any Person for unauthorized disclosure, infringement or use of any trade secrets, proprietary rights, intellectual property rights, patents, copyrights or trademarks arising from (i) Contractor’s performance (or that of its Affiliates, Subcontractors or Vendors) under the Contract Documents, including the Work, Equipment, Drawings, Final Plans or other items and services provided by Contractor or any Subcontractor or Vendor hereunder, (ii) the design, use or ownership of the Drawings and Final Plans in accordance with the use intended therefore pursuant to the Contract Documents, (iii) the design, construction, use, operation or ownership of the ESS or any portion thereof. Without limiting the provisions of Section 12.4, if Company is enjoined from completing the Project or any part thereof, or from the use, operation or enjoyment of the Project or any part thereof, as a result of such claim or legal action or any litigation based thereon, Contractor shall promptly use its best efforts to have such injunction removed at no cost to Company; (h) any vitiation of any insurance policy procured under Article IX as a result of Contractor’s failure to comply with any of the requirements set forth in such policy or any other act by Contractor or any Subcontractor or Vendor; (i) any failure of Contractor to comply with Applicable Laws or the conditions or provisions of Applicable Permits, including any Applicable Laws or Applicable Permits related to endangered species; (j) any failure of Contractor to comply with the [*****]; and (k) any claims that Company is liable as an employer or joint employer, or as a client employer within the meaning of California Labor Code Section 2810.3 (as amended), or as the hirer of an independent contractor, with respect to Contractor, Subcontractor, or any Personnel, or the failure of any Personnel to be recognized as exclusively employed by Contractor or Subcontractor and not by Company, including any claims relating to visa status, payment or non-payment of any statutory withholding charges, Company employee benefits, or other legal or financial obligations, (including but not limited to any wage and hour- related claim such as overtime, minimum wage, meal/rest break, wage statement, waiting time or other wage penalties, claims for enforcement of wage and hour-related claims, unfair business practices/unfair competition), the California Private Attorneys General Act, paid or unpaid medical or family leave, reimbursement of necessary work expenses, contribution taxes, benefits and penalties payable under Workers’ Compensation (including Workers’ Compensation Reform Act of 1989), unemployment

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 75 - Doc. Ver. 07/15/2021 Confidential compensation, disability benefit, accommodation of or discrimination or retaliation concerning a disability, old age benefit, or tax withholding laws. [*****]. 16.2 COMPANY INDEMNIFICATION. Company agrees to indemnify, defend and hold Contractor and its Affiliates and their respective directors, officers, employees, representatives, agents, advisors, consultants and counsel harmless from and against, on an After-Tax Basis, any and all Damages asserted against or incurred by such indemnitees by reason of or resulting from any and all of the following: (a) claims by any Government Authority for any Company Taxes; (b) any Pre-Existing Hazardous Material on the Property Site, except to the extent covered by Section 16.1(e); and (c) Company’s or any of its Affiliates’ or a contractor’s (excluding Contractor) use of Drawings or Final Plans in connection with any other facility to be owned, operated, constructed or developed by Company or any of its Affiliates. 16.3 CONDITIONS OF INDEMNIFICATION. The respective rights and obligations of the Parties and the other indemnitees under this Article XVI with respect to claims resulting from the assertion of liability by third parties shall be subject to the following terms and conditions: (a) Notice of Proceedings. Within [*****] (or such earlier time as might be required to avoid prejudicing the indemnifying Party’s position) after receipt of notice of commencement of any legal action or of any claims against such indemnitee in respect of which indemnification will be sought, the Person claiming to be indemnified under the terms of this Section 16.3 (the “Indemnified Person”) shall give the Party from which indemnification is sought (the “Indemnifying Party”) written notice thereof, together with a copy of such claim, process or other legal pleading. Failure of the Indemnified Person to give such notice will not reduce or relieve the Indemnifying Party of liability hereunder unless and to the extent that the Indemnifying Party was precluded from defending such claim, action, suit or proceeding as a result of the failure of the Indemnified Person to give such notice. In any event, the failure to so notify shall not relieve the Indemnifying Party from any liability that it may have to the Indemnified Person otherwise than under this Article XVI. (b) Conduct of Proceedings. Each Party and each other indemnitee shall have the right, but not the obligation, to contest, defend and litigate any claim, action, suit or proceeding by any third-party alleged or asserted against it arising out of any matter in respect of which it is entitled to be indemnified hereunder and the reasonable costs and expenses thereof (including reasonable attorneys’ fees and expert witness fees) shall be subject to the said indemnity; provided that the Indemnifying Party shall be entitled, at its option, to assume and control the defense of such claim, action, suit or proceeding at its expense upon its giving written notice thereof to the Indemnified Person. The Indemnified Person shall provide reasonable assistance to the Indemnifying Party, at the Indemnifying Party’s expense, in connection with such claim, action, suit or proceeding. Upon such assumption, the Indemnifying Party shall reimburse the Indemnified Person for the reasonable costs and expenses previously incurred by it prior to the assumption of such defense by the Indemnifying Party. The Indemnifying Party shall keep the Indemnified Person informed as to the status and progress of such claim, action, suit or proceeding. Except as set forth in

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 76 - Doc. Ver. 07/15/2021 Confidential paragraph (c) below, in the event the Indemnifying Party assumes the control of the defense, the Indemnifying Party will not be liable to the Indemnified Person under this Article XVI for any legal fees or expenses subsequently incurred by the Indemnified Person in connection with such defense. The Indemnifying Party shall control the settlement of all claims over which it has assumed the defense; provided, however, that the Indemnifying Party shall not agree to or conclude any settlement that affects the Indemnified Person without the prior written approval of the Indemnified Person, (whose said approval shall not be unreasonably withheld). (c) Representation. In the event the Indemnifying Party assumes control of the defense, the Indemnified Person shall have the right to employ its own counsel and such counsel may participate in such claim, action, suit or proceeding, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person, when and as incurred, unless: (i) the employment of counsel by such indemnified Person has been authorized in writing by the Indemnifying Party; (ii) the Indemnified Person shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Person in the conduct of the defense of such action; or (iii) the Indemnified Person shall have reasonably concluded and specifically notified the Indemnifying Party either that there may be specific defense available to it which are different from or additional to those available to the Indemnifying Party. If any of the preceding clauses (i) through (iii) shall be applicable, then counsel for the Indemnified Person shall have the right to direct the defense of such claim, action, suit or proceeding on behalf of the Indemnified Person and the reasonable fees and expenses of such counsel shall be reimbursed by the Indemnifying Party. 16.4 CONTRIBUTORY NEGLIGENCE. Except as provided in Section 16.2(b), if the joint, concurring, comparative or contributory fault, negligence or willful misconduct of the Parties gives rise to Damages for which a Party is entitled to indemnification under this Article, then such Damages shall be allocated between the Parties in proportion to their respective degrees of fault, negligence or willful misconduct contributing to such Damages. 16.5 REMEDIES NOT EXCLUSIVE. The rights of indemnity shall not be exclusive with respect to any other right or remedy provided for in the Contract Documents or otherwise available at law or equity. 16.6 SURVIVAL OF INDEMNIFICATION. The indemnification provisions of this Article shall survive the Final Acceptance Date and the termination of this Agreement. ARTICLE XVII. DISPUTE RESOLUTION 17.1 NEGOTIATIONS. In the event of any dispute, controversy or claim between the Parties arising out of or relating to the Contract Documents (including their interpretation and performance thereunder), or the breach, termination or invalidity thereof (collectively, a “Dispute”), the Parties shall attempt in the first instance to resolve such Dispute by negotiations between an Executive of Company, or their designee, and an Officer of Contractor. The disputing Party shall give the other Party written notice of the Dispute. The receiving Party shall submit a written response to the disputing Party within a reasonable period of time after receipt of such notice. The notice and response shall include a statement of the relevant Party’s position and a summary of the evidence and arguments supporting its position. The Executive of Company, or designee,

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 77 - Doc. Ver. 07/15/2021 Confidential and the Officer of Contractor shall meet at a mutually acceptable time and place within a reasonable period of time after the date of the disputing Party’s notice and thereafter as often as they reasonably deem necessary to exchange relevant information and to attempt to resolve the Dispute. 17.2 ARBITRATION OF DISPUTE. (a) If a Dispute has not been resolved through negotiation within a reasonable period of time after the date of the notice of Dispute received pursuant to Section 17.1 (and no later than [*****] from notice of the Dispute unless such longer time is agreed to by the Parties), and Company invokes the provisions of this Section 17.2, the Dispute shall be finally resolved by binding arbitration. Any Dispute involving [*****] or less shall be before a single, neutral arbitrator; any Dispute in involving in excess of [*****] shall be before a panel of three neutral arbitrators. Except to the extent inconsistent with this Section 17.2, the arbitration shall be conducted in accordance with the JAMS Construction Arbitration Rules & Procedures in effect as of the Effective Date (“JAMS Rules”). Company may exercise its right to arbitrate a Dispute in accordance with this Section 17.2 at any time, and any such dispute shall be thereafter exclusively treated as subject to the arbitration proceeding. The arbitrator(s), not the courts, shall decide whether a Dispute is arbitrable. Notwithstanding anything in the JAMS Rules to the contrary, the arbitrator(s) shall apply the law specified in Section 18.7. (b) The Parties will cooperate with one another in promptly selecting the arbitrator(s) and shall further cooperate in scheduling the arbitration to commence not later than [*****] from the date of Company’s initial written demand for arbitration. If, notwithstanding their good faith efforts, the Parties are unable to agree on a mutually acceptable arbitrator or arbitrators, the arbitrator(s) shall be appointed as provided for in the JAMS Rules. The arbitrator(s) shall be either a retired state or federal judge with experience with construction disputes or attorneys with at least twelve (12) years of experience as a construction lawyer. (c) The arbitration proceeding shall be conducted in the County of Los Angeles, California, United States of America, or such other location upon which the Parties to the arbitration proceeding may agree, in the English language; and all testimony or documentary evidence shall be submitted in English. If witness testimony or documents of a Party or is subcontractors or suppliers is not in English, such Party shall be responsible for the translation costs associated with such documents of testimony. (d) To facilitate the comprehensive resolution of related Disputes, and upon request by either Party, the arbitrator(s) may, at any time before the first oral hearing of evidence, consolidate the arbitration proceeding with any other arbitration proceeding between or among the Parties arising from or out of any other contract or relationship between or among them as permitted under the JAMS Rules and by California law. (e) At any hearing of oral evidence, each Party to the arbitration proceeding or its legal counsel shall have the right to present and examine its witnesses and to cross-examine the witnesses of the other Party. No evidence of any Party’s witness shall be presented in written form unless the other Party shall have the opportunity to cross examine such witness, except as the Parties to the arbitration proceeding otherwise agree in writing or except under extraordinary circumstances where the interest of justice requires a different procedure. A Party shall communicate to the arbitrator(s) and the opposing parties the names and addresses of each witness whose written or spoken testimony it intends to present in the arbitration proceeding and the subject matters upon which, and the languages in which, they will testify at least [*****] prior to the date of the hearing at which such witness may testify. Furthermore, any Person named by a Party to be a witness shall be made available for deposition by the opposing parties at least [*****] prior to the hearing at which such witness may testify. Such deposition shall be permitted under Section 1283.05 of California Code of Civil Procedure.

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 78 - Doc. Ver. 07/15/2021 Confidential (f) The Parties may designate experts to testify at the hearing. Any such experts shall be designated in accordance with the scheduling order of the arbitrator(s). Such experts shall prepare written reports and any rebuttal reports as provided for in such scheduling order. The scope of expert testimony shall not be broader than the scope of issues addressed in the expert report. Experts shall be subject to deposition consistent with a scheduling order adopted by the arbitrator(s). With the exception of depositions, expert discovery shall consist only of final reports and documents relied upon; draft reports and communications with counsel and those assisting counsel shall not be produced or inquired into during deposition and hearing testimony. The arbitrator(s) shall not have authority to retain experts to assist the arbitrator(s) as any expert input shall be submitted by the experts retained by the Parties. (g) If the prevailing Party makes a claim during the arbitration proceeding, the arbitral award in favor of such Party shall include an award for pre-award (pre-judgment) interest as provided by California law and costs for legal representation and assistance. (h) The arbitrator(s) shall issue a reasoned arbitration award in writing indicating the facts that support the findings and any relief granted or denied. The award of the arbitrator(s) shall be final and binding upon the Parties to the arbitration proceeding. The Parties hereby waive, to the extent permitted by any Applicable Law, and agree not to invoke or exercise, any and all rights to appeal, review or impugn such decision or award by any court or tribunal. The Parties agree that the arbitral decision or award may be enforced against the Parties to the arbitration proceeding or their assets wherever they may be found, and that a judgment upon the arbitral decision or award may be entered in any court having jurisdiction thereof. (i) If any Party to an arbitration proceeding fails or refuses to comply with any arbitral decision or award within [*****] after the date on which it receives notice of the decision or award, the other Party may immediately proceed to request the judicial approval necessary for the execution of such decision or award before a competent judge of the domicile of such refusing Party or before any other court of competent jurisdiction. Any award of monetary damages shall bear interest from and including the award date to but excluding the date of payment in full at the [*****]. Further, if any prevailing Party is required to retain counsel to enforce the arbitral decision or award, the Party against which the decision or award is made shall reimburse the prevailing Party for all reasonable fees and expenses incurred and paid to said counsel for such service, together with interest thereon from and including the payment date to, [*****]. (j) All deadlines specified in this Section 17.2 may be extended by the written agreement of the Parties to the Dispute. (k) If decided by the arbitrator(s) in consultation with the Parties, the arbitration may be conducted virtually in compliance with the procedures established by the arbitrator(s) in consultation with the Parties in the event that an in-person arbitration cannot be safely conducted due to public health concerns. 17.3 LITIGATION. If a Dispute has not been resolved through negotiation within [*****] after the date of the notice of Dispute received pursuant to Section 17.1 and Company has not exercised its right to arbitration of such Dispute pursuant to Section 17.2, any litigation related to any Dispute shall be brought and enforced in, and each of the Parties hereby submits to the jurisdiction of, the federal courts of the United States for the Central District of California or the courts of the State of California in Los Angeles County. The Parties irrevocably waive any objection which any of them may now or hereafter have to the bringing of any such action or proceeding in such respective courts, including any objection to the laying of venue based on the grounds of forum non conveniens and any objection based on the grounds of lack of personal jurisdiction

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 79 - Doc. Ver. 07/15/2021 Confidential as each Party consents to personal jurisdiction in any such forum. The Parties agree that, if Company exercises its right to arbitrate pursuant to Section 17.2 any Dispute that is the subject of litigation under this Section 17.3, the Parties shall cause such litigation to be dismissed in favor of arbitration. Notwithstanding Company’s failure to initiate arbitration prior to Contractor’s initiation of litigation and despite the passage of time after a notice of Dispute, Company may require that the Dispute be submitted to arbitration in lieu of litigation provided Company demands arbitration in a timely manner after initiation of litigation by Contractor. 17.4 CONTINUING OBLIGATIONS AND RIGHTS. When any Dispute occurs and is the subject of negotiations or litigation, Contractor shall continue the Work in accordance with the Project Schedule and the terms hereof and Company shall continue to make payments of undisputed amounts in accordance with the Contract Documents, and the Parties shall otherwise continue to exercise their rights, and fulfill their respective obligations, under the Contract Documents. 17.5 TOLLING STATUTE OF LIMITATIONS. All applicable statutes of limitation and defenses based upon the passage of time and similar contractual limitations shall be tolled while the procedures specified in this Article XVII are pending. The Parties will take such action, if any, required to effectuate such tolling. Without prejudice to the procedures specified in this Article XVII, a Party may file a complaint for statute of limitations purposes, if in its sole judgment such action may be necessary to preserve its claims or defenses. Despite such action, the Parties will continue to participate in good faith in the procedures specified in this Article XVII. 17.6 SOLE AND EXCLUSIVE PROCEDURES. The procedures specified in this Article XVII shall be the sole, exclusive procedures for the resolution of Disputes; provided, however, that any Party may seek a preliminary injunction or other preliminary judicial relief if, in its reasonable, good-faith judgment, such action is necessary to avoid irreparable damage. Despite such action, the Parties shall continue to participate in good faith in the procedures specified in this Article XVII. 17.7 CYBER REQUIREMENTS BREACH. [*****] ARTICLE XVIII. MISCELLANEOUS 18.1 ASSIGNMENT. (a) Except as expressly permitted in the Contract Documents, neither Party shall assign this Agreement, the Contract Documents or any portion hereof, or any of the rights or obligations hereunder, whether by operation of law or otherwise, without the prior written consent of the other Party not to be unreasonably withheld, conditioned or delayed. This Agreement shall inure to the benefit of, and be binding upon, the successors and permitted assigns of the Parties. (b) Company shall be entitled to assign this Agreement, the Contract Documents and its rights herein without the consent of Contractor to any of Company’s Affiliates that has a direct or indirect interest in the Project.

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 80 - Doc. Ver. 07/15/2021 Confidential (c) Contractor hereby assigns to Company, subject to acceptance of such assignment by Company, all agreements with the Substantial Vendors and Substantial Subcontractors, to perform any portion of the Work pursuant to this Agreement, together with all other agreements that may be required pursuant to this Agreement, including, NERC CIP Agreements and confidentiality agreements. 18.2 GOOD FAITH DEALINGS. The Parties undertake to act fairly and in good faith in relation to the performance and implementation of the Contract Documents and to take such other reasonable measures as may be necessary for the realization of its purposes and objectives. 18.3 CONFIDENTIALITY. (a) For purposes of this Agreement, “Confidential Information” shall mean (i) the contents of the Contract Documents, (ii) and any information relating to the negotiations or performance of the Contract Documents, and (iii) any information provided pursuant to the Contract Documents relating to the Project, Facilities, Company, Contractor or their Affiliates which (A) the disclosing Party designates in writing as confidential, proprietary or the like and which is received by the other Party; or (B) by its nature is such that the receiving Party should reasonably conclude that possession of such information is of material commercial or competitive value to the disclosing Party; or (C) relates to the configuration, operation, management processes or profitability of the Facilities. All non-public Company Data, including Critical Energy Infrastructure Information, [*****] and EPI is Company Confidential Information regardless of whether it is marked as “confidential” or “proprietary.” Information shall be Confidential Information for the purposes hereof regardless of (x) the form in which it is communicated or maintained (whether oral, written, electronic or visual); (y) whether of a business, financial, legal, technical, managerial or other nature; and (z) whether prepared by the disclosing Party or otherwise. Each Party agrees to hold all Confidential Information in confidence and not disclose it other than to its Affiliates, Subcontractors, Vendors, employees, directors, officers, agents, advisors or representatives (collectively, the “Authorized Recipients”). Notwithstanding the foregoing, Contractor shall comply with the additional requirements of the [*****], received, or maintained by Contractor. Each Party agrees that only Authorized Recipients who need to have access to Confidential Information in order to perform their duties will be authorized to receive the same, and then only to the extent needed and provided such Authorized Recipients have been advised of the obligations and restrictions set forth in this Section 18.3. Each Party shall be responsible for any breach of this Agreement by its Authorized Recipients. (b) Notwithstanding the foregoing, information shall not be deemed to be Confidential Information where: (i) it is or becomes public information or otherwise generally available to the public through no act of or failure to act by the receiving Party; (ii) it was, prior to the date of this Agreement, already in the possession of the receiving Party and was not received by such Party directly or indirectly from the other Party; (iii) it is rightfully received by the receiving Party from a third-party who is not prohibited from disclosing it to such Party and is not breaching any agreement by disclosing it to such Party; (iv) it is independently developed by the receiving Party without benefit of Confidential Information received from the other Party; (vi) a license has been granted to the disclosing Party with respect to such information hereunder, (vi) it is necessary or advisable for Company to exercise its Intellectual Property Rights under this Agreement; or (vii) it is necessary or advisable to disclose such information for the purpose of enforcing the disclosing Party’s rights hereunder. Specific information shall not be deemed to be within the foregoing exceptions merely because it is embraced by more general information within such exceptions, nor shall a combination of features be deemed to be within such exceptions merely because the individual features are within such exceptions.

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 81 - Doc. Ver. 07/15/2021 Confidential (c) If a Party is required by Applicable Law or any Government Authority to disclose any Confidential Information, such Party shall promptly notify the other Party of such requirement prior to disclosure so that the other Party may seek an appropriate protective order and/or waive compliance with the terms of this Section 18.3. If such protective order or other remedy is not obtained, then such Party shall furnish only that portion of the Confidential Information which is legally required to be furnished by the court order; provided, however, that prior to making any such disclosure, such Party will (i) minimize the amount of Confidential Information to be provided consistent with the interests of the other Party and (ii) make every reasonable effort (which shall include participation by the other Party in discussions with the Government Authority involved) to secure confidential treatment of the Confidential Information to be provided. If efforts to secure confidential treatment are not successful, the other Party shall have the prior right to revise such information in a manner consonant with its interests and the requirements of the Government Authority involved. (d) Each Party acknowledges that the other Party would not have an adequate remedy at law for money damages if the covenants contained in this Section 18.3 were breached and that any such breach would cause the other Party irreparable harm. Accordingly, each Party also agrees that in the event of any breach or threatened breach of this Section 18.3 by such Party or its Authorized Recipients, the other Party, in addition to any other remedies it may have at law or equity, shall be entitled, without the requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance. (e) All right and title to, and interest in, Company’s Confidential Information shall remain with Company. All Confidential Information obtained, developed or created by or for Contractor exclusively for the Project, including copies thereof, is the exclusive property of Company whether delivered to Company or not. No right or license is granted to Contractor or any third party respecting the use of Confidential Information owned by Company by virtue of this Agreement, except to the extent required for Contractor’s performance of its obligations hereunder. At any time upon written request by a disclosing Party, the other Party shall promptly return to such Party all its Confidential Information, including all copies thereof, and shall promptly purge all electronic copies of such Confidential Information; provided that the other Party shall be entitled to keep one (1) copy of such Confidential Information for its legal records; provided, however, Contractor may only keep [*****] Critical Energy Infrastructure Information in Contractor’s archives for a maximum of [*****] after the Work is complete. The return of Confidential Information to the disclosing Party, the purging of electronic copies of Confidential Information or the retention of a copy of Confidential Information for legal records shall not release a Party from its obligations hereunder with respect to such Confidential Information. (f) In the event of any reasonably suspected disclosure or loss of, or inability to account for, any of disclosing Party’s Confidential Information, receiving Party shall promptly and at its own expense: (i) notify disclosing Party in writing; (ii) take such actions as may be necessary or reasonably requested by disclosing Party to minimize the breach; and (iii) cooperate in all reasonable respects with disclosing Party to minimize the breach and any damage resulting therefrom. (g) Contractor shall coordinate with Company with respect to, and provide advance copies to Company for review of, the text of any proposed announcement or publication that include any non-public information concerning the Work prior to the dissemination thereof to the public or to any Person other than Subcontractors, Vendors, or advisors of Contractor, in each case, who agree to keep such information confidential. If Company delivers written notice to Contractor rejecting any such proposed announcement or publication within [*****] after receiving such advance copies, Contractor shall not make such public announcement or publication; provided, however, that Contractor may disseminate or release such information in response to requirements of Government Authorities.

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 82 - Doc. Ver. 07/15/2021 Confidential (h) Notwithstanding anything to the contrary in this Section 18.3, Company shall not be in violation of the Agreement: (i) if it provides Contractor Confidential Information to the California Public Utilities Commission pursuant to Public Utilities Code Section 583, or to any other regulatory agency or administrative agency, under applicable protective language, if possible, regardless whether the Contractor Confidential Information is formally requested and without notice to Contractor; and (ii) if it provides Contractor Confidential Information to a third-party to enable Company to make improvement to Company’s internal business operations, including by undertaking performance and post-performance evaluations and assessments, for use in future projects or procurements. (i) If any of the Work, or portion thereof, contains or is derived from Company Confidential Information, Contractor shall clearly mark the Work, or portion thereof, as Company Confidential Information. Additionally, if the Work, or portion thereof, contains or is derived from [*****], Contractor shall also clearly mark the Work as “Contains or Derives from [*****].” Company Confidential Information created by Contractor is subject to this Section 18.3 and the Cyber Requirements. (j) Notwithstanding anything to the contrary in this Section 18.3, Contractor agrees that its confidentiality and non-disclosure obligations with respect to the Cyber Requirements shall continue according to the terms of that policy, if applicable. 18.4 NOTICE. Whenever a provision of the Contract Documents requires or permits any consent, approval, notice, request, or demand from one Party to another, the consent approval, notice, request, or demand must be in writing to be effective and shall be deemed to be delivered and received (a) if personally delivered or if delivered by telegram or courier service, when actually received by the Party to whom notice is sent, (b) if delivered by telex or facsimile, on the [*****] following the day transmitted (with confirmation of receipt), or (c) if delivered by mail (whether actually received or not), at the close of business on the [*****] following the day when placed in the mail, postage prepaid, certified or registered, addressed to the appropriate Party, at the address and/or facsimile numbers of such Party set forth below (or at such other address as such Party may designate by written notice to the other Party in accordance with this Section 18.4): If to Contractor: [*****], Chief Financial Officer 111 Speen Street, Suite 410 Framingham, MA 01701 [*****] with a copy to: [*****], Senior Vice President 3200 Guasti Road, Suite 100 Ontario, CA 91761 [*****] If to Company: Attn: Principal Manager, Direct Services Supply Management [*****] With a copy to: Attn: Director and Managing Attorney, Contracts and Intellectual Property Group Edison Law Department

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 83 - Doc. Ver. 07/15/2021 Confidential [*****] Any Party may change its address, facsimile number or e-mail address for the purposes of this Agreement by giving notice thereof to the other Party in the manner provided herein. 18.5 WAIVER. No delay, failure or refusal on the part of any Party to exercise or enforce any right under the Contract Documents shall impair such right or be construed as a waiver of such right or any obligation of another Party, nor shall any single or partial exercise of any right hereunder preclude other or further exercise of any right. The failure of a Party to give notice to the other Parties of a breach of the Contract Documents shall not constitute a waiver thereof. Any waiver of any obligation or right hereunder shall not constitute a waiver of any other obligation or right, then existing or arising in the future. Each Party shall have the right to waive any of the terms and conditions of the Contract Documents that are for its benefit. To be effective, a waiver of any obligation or right must be in writing and signed by the Party waiving such obligation or right. 18.6 SEVERABILITY. If any provision of the Contract Documents is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable; the Contract Documents shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of the Contract Documents; and the remaining provisions of the Contract Documents shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from the Contract Documents. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of the Contract Documents a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable. 18.7 GOVERNING LAW. The Contract Documents, and the rights and obligations of the Parties under or pursuant to the Contract Documents, shall be interpreted and construed according to the substantive laws of the State of California (regardless of California’s or any other jurisdiction’s choice of law rules). 18.8 ENTIRE AGREEMENT; AMENDMENTS. The Contract Documents contain the entire understanding of the Parties with respect to the subject matter hereof and supersede all prior agreements, arrangements, discussions and undertakings between the Parties (whether written or oral) with respect to the subject matter hereof. The Contract Documents may only be amended by written instrument signed by the Parties. 18.9 EXPENSES AND FURTHER ASSURANCES. Each Party shall pay its own costs and expenses, without reimbursement hereunder, in relation to the negotiation, preparation, execution and carrying into effect of the Contract Documents. Each Party shall, from time to time on being requested to do so by, and at the cost and expense of, the other Party, do all such acts and/or execute and deliver all such instruments and assurances as are reasonably necessary for carrying out or giving full effect to the terms of the Contract Documents. 18.10 NO THIRD-PARTY BENEFICIARY.

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 84 - Doc. Ver. 07/15/2021 Confidential Except with respect to the rights of the permitted successors and assigns and as provided above and the rights of indemnitees under Article XVI and Section 18.13(a), (a) nothing in the Contract Documents nor any action taken hereunder shall be construed to create any duty, liability or standard of care to any Person that is not a Party, (b) no person that is not a Party shall have any rights or interest, direct or indirect, in the Contract Documents or the services to be provided hereunder, and (c) the Contract Documents are intended solely for the benefit of the Parties, and the Parties expressly disclaim any intent to create any rights in any third-party as a third-party beneficiary to the Contract Documents or the services to be provided hereunder. 18.11 OFFSET. Notwithstanding any other provision hereof, any and all amounts owing or to be paid by Company to Contractor hereunder or otherwise, shall be subject to offset and reduction in an amount equal to any amounts that may be owing at any time by Contractor to Company. 18.12 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. 18.13 WAIVER FOR CONSEQUENTIAL DAMAGES. Except for: (1) Liquidated Damages; (2) damages arising from, or in connection with (i) Contractor’s gross negligence, fraud, willful misconduct or illegal or unlawful acts, or (ii) Contractor’s indemnification obligations for third-party claims under the Contract Documents, [*****], or (iii) damages or losses arising from or in connection with Contractor’s breach of its obligations under the [*****] or Section 18.3, neither Party, its respective officers, directors, employees, agents, representatives, successors, and assigns, shall be liable to the other Party for any special, [*****] or consequential damages [*****] arising out of, in connection with, or relating to the Agreement. 18.14 LIMITS OF LIABILITY. In no event shall the aggregate damages payable by either Party hereunder exceed [*****]; provided, however, such limitation of liability shall not apply to: (1) Contractor’s indemnification obligations for [*****] claims under the Contract Documents, [*****], or; (2) any loss or damage arising out of or connected with Contractor’s gross negligence, fraud, willful misconduct or illegal or unlawful acts; or (3) damages or losses arising from or in connection with Contractor’s breach of its obligations under the [*****] or Section 18.3; provided, however, that Contractor’s aggregate liability out of or related to its breach of this [*****] shall be limited to (i) [*****], and (ii) [*****] thereafter. 18.15 AUDIT AND RECORDS RETENTION. (a) Upon request by Company during the period in which this Agreement is in effect, and for a period of [*****] thereafter, Company, or a third-party designated by Company for this purpose, may examine, inspect, or copy any or all of Contractor’s, and those of its parent and any Affiliate, books, records, and documents [*****] this Agreement, in whatever form maintained, including Project-related records, including correspondence, reports, estimates, estimating worksheets, change order files, memoranda, schedules, procurement files, Subcontractor or Vendor files, electronic files or any other documents relating to the design and construction of the Project and all services performed by Contractor, accounting or compliance records, and any supporting documentation (such as records of Contractor’s business development and entertainment activities relating to Company) (collectively, “Contractor Records”).

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 85 - Doc. Ver. 07/15/2021 Confidential Contractor’s Records shall not include any information the Company considers proprietary or confidential or internal work product of the Company which may include internal correspondence and draft reports. Contractor will keep proper financial and accounting records necessary to substantiate the costs of performance and all charges by Contractor, including Work related to any changes in the Work or Changes Orders, in accordance with generally accepted accounting practices consistently applied, and will maintain its other Contractor Records so as to capture and preserve relevant information about Contractor’s performance of the Work and all other obligations under this Agreement. Contractor shall include these requirements in its agreements with its Subcontractors and shall require its Subcontractors to make their records available for inspection and copying by Company on the same terms as provided herein and ensure that this Section 18.15 flows down to Subcontractors of every tier. Upon [*****] prior notice from Company, Contractor will allow Company and its designated representative(s) access to Contractor Records during normal business hours so Company can audit the Contractor Records. In the event an audit discloses any material discrepancy in the amounts invoiced to Company from those due, Contractor shall promptly refund any overpayment and reimburse Company for all costs associated with the audit. Company may exercise its right to audit, inspect and copy records to confirm that Contractor has charged Company costs and submitted requests for payment in accordance with the Contract Documents, that Work has been performed in accordance with the Contract Documents or for any other legitimate business reason. The pendency of a claim or Dispute shall not limit Company’s right to exercise its right to audit, inspect or copy Contractor’s Records. (1) Company has the right to conduct an audit of Contractor for adherence to the terms of the [*****] not more than [*****] per [*****]; or more often upon notification or reasonable belief by Company of any [*****] as described in the policy, or as required to comply with regulatory requirements. Company also has the right to audit any Contractor third-party contractor/service provider upon notification of any [*****] involving the third-party contractor/service provider. Contractor will cooperate with any audit and require the cooperation of any third-party contractor/service provider. (b) Contractor shall also promptly notify Company of any Service Organization Control (“SOC”) 2 Type II audit or Statement on Standards for Attestation Engagements (“SAES”) audit conducted within [*****] prior to the date of the relevant Purchase Order through the completion or termination of the Purchase Order. Company encourages all contractors to share the results of industry standard third-party audit reports (e.g., SOC 2 Type II audits or SSAE 16 audits) in a timely manner. 18.16 SECURITY TESTING. Contractor consents to Company (and/or testing agents acting on Company’s behalf) performing security penetration testing (“Security Testing”), in line with industry best practices, on the products and services provided under this agreement. Information exchanged during these engagements shall be deemed Confidential Information. Company shall provide the results of this Security Testing, without cost, to Contractor for Contractor’s use. Contractor will use commercially reasonable efforts to remediate any critical, high, or moderate vulnerabilities identified because of the Security Testing that could potentially impact Company Data. 18.17 FINANCIAL ASSURANCES. If Company determines that Contractor’s financial condition has deteriorated so as to create a risk of loss to Company, then Company may, in addition to exercising any of its other rights set forth in this Agreement, inform Contractor in writing of such insecurity, and as Company shall direct in its sole discretion, Contractor shall immediately: (a) provide written assurance within [*****] that the Contractor is capable of performing and completing the Work and its obligations under the Contract Documents;

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 86 - Doc. Ver. 07/15/2021 Confidential (b) increase the forms and/or amounts of security; (c) require direct payment or co-payment to Subcontractors; (d) adjust the amount of Work to be performed by Contractor with corresponding adjustments to the Contract Price; and/or (e) assign to Company any agreement or purchase order with a Subcontractor or Vendor, provided that Contractor shall remain responsible for its obligations under such agreement or purchase order. 18.18 PUBLIC DISCLOSURES. Contractor shall not use Company, or any Affiliate of Company, either in name or likeness, in any article, press release, promotional material or other published information in any media without the prior written consent of Company’s Corporate Communications Department and subject to execution of a separate license agreement with additional terms and conditions. 18.19 SERVICE MARKS. Neither Party shall, without the prior written consent of the other Party, use the name, service marks or trademarks of the other Party. Contractor shall not use Company’s name, service marks or trademarks without the prior written consent from Company’s Corporate Communications Department. 18.20 SURVIVABILITY. All representations, warranties, covenants and agreements made herein shall be considered to have been relied upon by the parties and shall survive the execution and delivery of this Agreement. Notwithstanding anything in this Agreement or implied by law to the contrary, each provision of this Agreement which by its nature is intended to survive the termination, cancellation, completion or expiration of this Agreement, including any express limitations of or releases from liability, warranties, confidentiality obligations, indemnification, insurance, consequential damages, termination rights, and audit rights, shall continue as a valid and enforceable obligation of the Party notwithstanding any such termination, cancellation, completion or expiration. Contractor’s obligations under the [*****] will continue for so long as Contractor continues to have access to, is in possession of, or acquires Company Data or has access to Company’s Computing Systems. IN WITNESS WHEREOF the Parties have executed and delivered this Agreement as of the Effective Date first above written. AMERESCO, INC., a Delaware corporation SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation By: /s/ Name: Title: By: /s/ Name: Title:

Edison Agreement No. CW2264109 SCE-EPCM SCE – Ameresco Inc. - 87 - Doc. Ver. 07/15/2021 Confidential Date Signed: October 20, 2021 Date Signed: October 21, 2021

Edison Agreement No. CW2264109 Exhibit List SCE – Ameresco Inc. - 1 - Doc. Ver. 07/15/2021 Confidential LIST OF OMITTED EXHIBITS. (a) Exhibit A – Statement of Work (form of) – PARTIALLY OMITTED (b) Exhibit B – Certificate of Substantial Completion – OMITTED (c) Exhibit C – Certificate of Final Acceptance – OMITTED (d) Exhibit D – Performance Requirements- OMITTED (e) Exhibit E – Form of Contractor Certificate for Partial Waiver of Lien – OMITTED (f) Exhibit E-1 – Form of Subcontractor Certificate for Partial Waiver of Liens – OMITTED (g) Exhibit F – Not used (h) Exhibit G – Contractor Permits – OMITTED (i) Exhibit H – Company Permits – OMITTED (j) Exhibit I – Major Equipment – OMITTED (k) Exhibit J – Approved Substantial Subcontractors and Substantial Vendors – OMITTED (l) Exhibit K – Form of Contractor Certificate for Final Waiver of Liens – OMITTED (m) Exhibit K-1 – Form of Subcontractor Certificate for Final Waiver of Liens – OMITTED (n) Exhibit L – Form of Letter of Credit – OMITTED (o) Exhibit L-1 – Schedule to Letter of Credit – OMITTED (p) Exhibit M – Performance Guarantees and Performance Liquidated Damages – PARTIALLY OMITTED (e) Exhibit E – Form of Contractor Certificate for Partial Waiver of Lien – OMITTED (q) Exhibit N – Construction Maintenance Labor Agreement – OMITTED (r) Exhibit O – Information, Security, Cybersecurity, and Privacy Requirements for – OMITTED Suppliers (s) Exhibit P – Maintenance – OMITTED (t) Exhibit Q – Form of Bonds – OMITTED (u) Exhibit R – Schedule Liquidated Damages – PARTIALLY OMITTED

Edison Agreement No. CW2264109 Exhibit A SCE – Ameresco Inc. Doc. Ver. 07/15/2021 Confidential EXHIBIT A SCE’s Reliability Utility Owned Energy Storage (RUOES) 2021 Turnkey Engineering, Procurement, Construction and Maintenance Agreement (EPCM) Exhibit A, Statement of Work DATE: September 2021 Developed by SCE RUOES Team The SOW will detail the requirements for the Contractor to provide a [Capacity] MW, four (4)-hour duration energy storage system for installation adjacent to the [Substation Name] Substation in [City], CA with the goal of achieving a Commercial Operation Date by August 1, 2022. [*****]

Edison Agreement No. CW2264109 Exhibit A SCE – Ameresco Inc. - 1 - Doc. Ver. 07/15/2021 Confidential Change Log Version Date Description of Change 1.0 202109 RUOES 2021 RFP Version 3.1 20211028 Updated Project Names in 4.1

Table of Contents

1 About This Document 7
2 Project Schedule 7
3 Critical Milestones 7
4 Requirements 12
4.1 Energy Storage System (ESS) 12
4.1.1 General 12
4.1.2 Primary Power System and SL&P System 12
4.1.3 Power Conversion System (PCS) 13
4.1.4 Energy Storage Subsystem 13
4.1.5 Fire Protection System 14
4.1.6 Control System 14
4.1.7 Documentation 16
4.2 Site Improvements 17
4.2.1 Civil Construction 17
4.2.2 Balance of Plant 18
4.2.3 Security/Surveillance 14
4.3 Services 18
4.3.1 Project Management Services 20
4.3.2 Safety Services 20
4.3.3 Environmental Services 22
4.3.4 Civil Services 22
4.3.5 Electrical Services 25
4.3.6 Telecomm & IT Services 31
4.3.7 Integration & Test Services 32
4.3.8 Third Party Inspections 37
4.3.9 Training Services 37
4.3.10 Service Packages 37
4.3.11 Project Photo Simulations 38
4.3.12 Traffic Control 38
4.3.13 Obtain Permits 38
5 Applicable Standards and Reference Documents 39
5.1 SCE, CAISO, and NERC Standards 39
5.2 Nationally and State Recognized Standards 39

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List of Figures

No table of figures entries found.

List of Tables

Table 1: Critical Milestones 9
Table 4-1. Contractor Remote Access Procedure 17

List of Appendices

Appendix 1 Technical Requirements

Appendix 2 Equipment Data Sheets

Appendix 3 Control System Points List

Appendix 4 Site Attributes

Appendix 5 Civil Construction Requirements

Appendix 6 Perimeter Security Requirements

Appendix 7 Lighting Requirements

Appendix 8 SSD-0004-2019 (Balance of Plant Technical Requirements Battery Energy Storage System)

Appendix 9 Site Survey Requirements

Appendix 10 Geotechnical Requirements

Appendix 11 Drafting Manual

Appendix 12 Corporate Drawing Management Requirements

Appendix 13 Service Packages

Appendix 14 Service Level Requirements

Abbreviations

- ac: alternating current
- AEA: Annual Equivalent Availability
- AHJ: Authority Having Jurisdiction
- ARIG: Advanced Remote Intelligent Gateway
- BMP: Best Management Practice

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Edison Agreement No. CW2264109 Exhibit A SCE – Ameresco Inc. -4- Doc. Ver. 07/15/2021 Confidential • C3: Command, Control, and Communications • CAISO: California Independent System Operator • CAL-OSHA: California Occupational Safety and Health Administration • CARB: California Air Resources Board • CASQA: California Stormwater Quality Association • CBC: California Building Code • CDRL: Contract Data Requirements List • CFC: California Fire Code • CPUC: California Public Utilities Commission • dB(A): decibel (measure A) • dc: direct current • DNP3: Distributed Network Protocol 3 • DOT: Department of Transportation • DO: Distribution Owner • ECN: Energy Control Network • EH&S: Environmental Health & Safety • EMC: Electromagnetic Compatibility • EPA: Environmental Protection Agency • ES: Energy Storage • ESCP: Erosion and Sediment Control Plan • ESR: Electrical Service Requirements • ESS: Energy Storage System • GIA: Grid WDAT Agreement • GMS: Generation Management System • HMI: human machine interface • HTTPS: Hypertext Transfer Protocol Secure • HV: high voltage • Hz: Hertz • IEEE: Institute of Electrical and Electronics Engineers • IOU: Investor Owned Utility • kV: kilovolts • LV: low voltage • m: meter • mG: milliGauss • ms: milliseconds • MV: medium voltage • MV-90: see MV-90 in the Definitions section • MW: megawatt • MWh: megawatt-hour • NERC-CIP: North American Electric Reliability Corporation - Critical Infrastructure Protection • NESC: National Electric Safety Code • NFPA: National Fire Protection Association • NRI: New Resource Implementation • NRTL: Nationally Recognized Test Laboratory • NTP: Network Time Protocol – or – Notice to Proceed • OEM: Original Equipment Manufacturer • OO: Owner-Operator (or owned and operated) • OSHA: Occupational Safety and Health Administration • PCS: power conversion system • PLC: Programmable Logic Controller • PMB: Performance Measurement Baseline

Edison Agreement No. CW2264109 Exhibit A SCE – Ameresco Inc. - 5 - Doc. Ver. 07/15/2021 Confidential • PO: purchase order • POCO: Point of Change of Ownership • PPE: Personal Protective Equipment • PTO: Permission to Operate • RFP: Request for Proposal • RTU: remote terminal unit • s: seconds • SA: Supplement A (as in, UL 1741 SA) • SCE: Southern California Edison • SDS: Safety Data Sheets • SL&P: Station Light and Power • SME: subject matter expert • SOC: state of charge • SOW: Statement of Work/Scope of Work • SSPWC: Standard Specifications for Public Works Construction (aka green book) • SWPPP: Storm Water Pollution Prevention Plan • TPA: Third Party Administrator • Ts/Cs: Terms and Conditions • UHWM: Uniform Hazardous Waste Manifest • UL: Underwriters Laboratories • UPS: Uninterruptible Power Supply • V: volts • VPN: virtual private network • WQMP: Water Quality Management Plan Definitions [*****] PAGE 6 OMITTED

Edison Agreement No. CW2264109 Exhibit A SCE – Ameresco Inc. - 7 - Doc. Ver. 07/15/2021 Confidential 1 About This Document Throughout this Statement of Work (SOW), “SCE,” “Company,” and “Edison” shall mean Southern California Edison Company, and “Vendor” and “Contractor” shall mean the party contractually obligated to provide materials and perform services as defined herein. This Statement of Work defines the requirements for the [Project Name] Energy Storage System (ESS). These requirements address the work to be performed for a single project per the terms and conditions of the EPCM. The Contractor shall provide a [Capacity] MW, four (4)-hour duration, energy storage system, make necessary site improvements, and install the system at [Address] in [City], CA with a Substantial Completion Date of August 1, 2022. The SOW defines numbered Contract Data Requirements List (CDRL) deliverables required in the performance of the contract. The Contractor shall reference the defined CDRLs throughout the SOW and submit deliverables that meet the requirements. Deliverables that contain sufficient contents shall trigger the start of the joint review time. The Contractor shall submit CDRLs to the Company by saving files in the respective CDRL folders in the project dedicated SharePoint site. 2 Project Schedule This Project shall achieve Substantial Completion and ESS readiness to begin operations on the SCE grid by August 1, 2022. SCE will provide a primary power electric service from the grid per the date set forth in the approved Project Schedule, and thereafter maintain such electric services from the grid, as required for operation, start-up, commissioning and testing of the ESS, subject to the rules and agreements governing each electric service. Prior to receiving Permission To Operate (PTO), power and ramp rate limitations may be imposed by SCE (refer to Section 4.3.7.1 for the interconnection commissioning process). SCE will complete construction of all necessary interconnection facilities, from the grid side, up to and including the last structure before the ESS as indicated in this Statement of Work, and provide interconnection to the grid in a timely manner in accordance with the approved Project Schedule. SCE shall be solely responsible for the costs of all grid upgrades required in order to interconnect the ESS with the grid and will cause such work to be completed no later than the date set forth in the approved Project Schedule. 3 Critical Milestones [*****] PAGES 8–43 OMITTED

EXHIBIT A STATEMENT OF WORK, APPENDIX 13 SERVICE PACKAGES.

APPENDIX 13 SERVICE PACKAGES

Reliability Utility Owned Energy Storage Procurement 2021

Contents

I. Abbreviations 1
II. Definitions 2
III. Overview 2
IV. Service Packages 2
V. Warranty 3
VI. Maintenance and Post Warranty Maintenance 4
VII. Performance Guarantee 5
A. Availability Guarantee 5
B. Energy Capacity Guarantee 6

I. Abbreviations

- AEA – Annual Equivalent Availability
- AECC – Available Energy Capacity Contractual
- ANSI – American National Standards Institute
- APCC – Available Power Charge Contractual
- APDC – Available Power Discharge Contractual
- BET – Base Energy Throughput
- EPCM – Turnkey Engineering, Procurement, Construction and Maintenance Agreement
- ESS – Energy Storage System
- GEC – Guaranteed Energy Capacity
- GSU – generation step up
- IEEE – Institute of Electrical and Electronics Engineers
- kV - kilovolt
- kW – kilowatt
- kWh – kilowatt-hour
- MIN – minimum
- MWh – megawatt-hour
- NAP – Nameplate Active Power
- NETA – International Electrical Testing Association
- NFPA – National Fire Protection Association
- PCS – Power Conversion System
- PO – Purchase Order

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- POCO – point of change of ownership
- SCE – Southern California Edison
- SOW – Statement of Work
- VARC – Variable Asset Replacement Cost
- XF – external factors

II. Definitions

- Energy Storage Subsystem – The components comprising part of the overall ESS, usually from the cell/device level up to the main dc bus. Not to be confused with the overall ESS.
- Energy Storage System (ESS) – The overall ESS, comprising all systems, subsystems, components, and balance of plant, such as the Primary Power System, Station Light and Power System, PCS, Energy Storage Subsystem, Control System, fencing, and lighting. Not to be confused with Energy Storage Subsystem.
- Operating Year (Year) - Each twelve (12) month period commencing: 1) in the case of the first Operating Year, on the Substantial Completion Date, and 2) in the case of each subsequent Operating Year, at 00:00 on the anniversary of the Substantial Completion Date.

III. Overview

This document establishes the Southern California Edison (SCE) Reliability Utility Owned Energy Storage (RUOES) Procurement 2021, Engineering, Procurement, Construction, and Maintenance (EPCM) Agreement, Exhibit A Statement of Work (SOW), Appendix 13 Service Packages.

In the event of a conflict between the Service Packages and the SOW, the SOW shall take precedence.

IV. Service Packages

The service packages shall adhere to the following by Operating Years (Years):

1. The service packages shall be structured as described below and as shown in Table 1.

Table 1. Service Packages

Type	Included	Initial Year 1 thru 2	Extension A Year 3 thru 5	Extension B Year 6 thru 10	Extension C Year 11 thru 15
Fixed Energy Capacity	Warranty Maintenance Performance Guarantee with Fixed Energy Capacity	Standard Service Package	Fixed Energy Capacity Service Package – Extension A	Fixed Energy Capacity Service Package – Extension B	Fixed Energy Capacity Service Package – Extension C
Maintenance Only	Post-warranty Maintenance	Not applicable	Maintenance Only Service Package – Extension A	Maintenance Only Service Package – Extension B	Maintenance Only Service Package – Extension C

Edison Agreement No. CW2264109
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Exhibit A– Appendix 13
Doc. Ver. 07/15/2021

Edison Agreement No. CW2264109 Exhibit A – Appendix 13 SCE – Ameresco Inc. -3- Doc. Ver. 07/15/2021 Confidential 2. SCE may opt to not purchase any Service Package Extension (i.e., the Contractor would only provide the Standard Service Package). 3. The Service Packages (aside from the Standard Service Package, which is included in the price of the initial proposal) are paid on an annual basis and may be invoiced prior to the start of the Operating Year. 4. The Standard Service Package: 4.1. Covers Years 1 through 2. 4.2. Includes Warranty, Maintenance, and Performance Guarantee with Fixed Energy Capacity, and is included in the price of the initial proposal. 5. The Extension A period: 5.1. Covers Years 3 through 5. 5.1.1. The “Fixed Energy Capacity Service Package – Extension A” includes the Warranty, Maintenance, and Performance Guarantee with Fixed Energy Capacity, is priced separately as part of the initial proposal, and if SCE elects to purchase this option, it would be identified prior to the expiration of the Standard Service Package. 5.1.2. The “Maintenance Only Service Package – Extension A” includes the Post-warranty Maintenance, is priced separately as part of the initial proposal, and if SCE elects to purchase this option, it would be identified prior to the expiration of the Standard Service Package. 6. The Extension B period: 6.1. Covers Years 6 through 10. 6.1.1. The “Fixed Energy Capacity Service Package – Extension B” includes the Warranty, Maintenance, and Performance Guarantee with Fixed Energy Capacity, is priced separately as part of the initial proposal, requires the purchase of the “Fixed Energy Capacity Service Package – Extension A”, and if SCE elects to purchase this option, it would be identified prior to the expiration of the preceding service package. 6.1.2. The “Maintenance Only Service Package – Extension B” includes the Post-warranty Maintenance, is priced separately as part of the initial proposal, requires the purchase of any Service Package under Extension A, and if SCE elects to purchase this option, it would be identified prior to the expiration of the preceding service package. 7. The Extension C period: 7.1. Covers Years 11 through 15. 7.1.1. The “Fixed Energy Capacity Service Package – Extension C” includes the Warranty, Maintenance, and Performance Guarantee with Fixed Energy Capacity, is priced separately as part of the initial proposal, requires the purchase of the “Fixed Energy Capacity Service Package – Extension B”, and if SCE elects to purchase this option, it would be identified prior to the expiration of the preceding service package. 7.1.2. The “Maintenance Only Service Package – Extension C” includes the Post-warranty Maintenance, is priced separately as part of the initial proposal, requires the purchase of any Service Package under Extension B, and if SCE elects to purchase this option, it would be identified prior to the expiration of the preceding service package. V. Warranty The Warranty shall adhere to the following:

Edison Agreement No. CW2264109 Exhibit A – Appendix 13 SCE – Ameresco Inc. -4- Doc. Ver. 07/15/2021 Confidential [*****] VI. Maintenance and Post-warranty Maintenance The Maintenance and Post-warranty Maintenance shall adhere to the following: [*****] VII. Performance Guarantee The Performance Guarantee shall adhere to the following: [*****] A. Availability Guarantee The Availability Guarantee shall adhere to the following: [*****] Where: [*****] 3. Liquated Damages apply when AEA is below the AEA Requirement. 3.1. The AEA Requirement already provides for planned maintenance (i.e., when the ESS is not available due to planned maintenance, this down time will count against availability, the same as unexpected down time will count against availability). 3.2. The AEA Requirement is shown in Table 2. 3.3. Liquidated Damages are expressed in percent of the total EPC Price (as defined in the Contract), per each whole one (1) percent below the AEA Requirement, as shown in Table 2. Table 2. AEA Requirement and Liquidated Damages Item Value AEA Requirement (%) 97 Liquidated Damages (%) 0.2 B. Energy Capacity Guarantee The Energy Capacity Guarantee shall adhere to the following: [*****]

Edison Agreement No. CW2264109 Exhibit M SCE – Ameresco Inc. - 1 - Doc. Ver. 07/15/2021 Confidential EXHIBIT M PERFORMANCE GUARANTEES AND PERFORMANCE LIQUIDATED DAMAGES Reference Exhibit A Statement of Work, Appendix 13 Service Packages.

Edison Agreement No. CW2264109 Exhibit R SCE – Ameresco Inc. - 1 - Doc. Ver. 07/15/2021 Confidential EXHIBIT R SCHEDULE LIQUIDATED DAMAGES The agreed schedule for Schedule Liquidated Damages is as follows (aggregates to 10% of the EPC Price LD Cap per individual project): • 0.015% of the EPC Price per Day for delays of [*****] • 0.4% of the EPC Price per Day for delays of [*****] to 60 Days from the Guaranteed Completion Date